VISTA
FAMILY OF MUTUAL FUNDS
MANAGED BY CHASE MANHATTAN

-----------------------------------------------------------------------

- VISTA U.S. TREASURY INCOME FUND
   (Class A and Class B Shares)

- VISTA U.S. GOVERNMENT SECURITIES FUND
   (Class A Shares and Class I Shares)

- VISTA BOND FUND
   (Class A Shares, Class B Shares and Class I Shares)

- VISTA SHORT-TERM BOND FUND
   (Class A Shares and Class I Shares)
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     SEMIANNUAL REPORT
                                                      APRIL 30, 1997
                                                       (UNAUDITED)

CONTENTS

       Chairman's Letter                                                1
       Fund Commentaries                                                2
       Portfolio of Investments                                        10
       Notes to Financial Statements                                   21
       Per Share Data                                                  29

-------------------------------------------------------------------------------
Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.

Watch for the completed redesign when you receive your next Annual Report.
-------------------------------------------------------------------------------
                                                                    May 23, 1997

Dear Shareholder:

We are pleased to present this Semi-Annual Report for the following Vista Fixed Income Funds for the six months ended April 30, 1997:

    - U.S. Treasury Income Fund
    - U.S. Government Securities Fund
    - Bond Fund
    - Short-Term Bond Fund

Inside, you'll find information on the performance of each fund over the past six months along with a market overview and portfolio commentary.

ECONOMIC GROWTH REPORTS CONTINUE TO DRIVE FIXED INCOME MARKETS

Over the six month period, the yield on the 30-year U.S. Treasury bond rose from 6.65% to 6.95%. However, this slight change masks a high degree of volatility in fixed income markets resulting from changing perceptions of the strength of the U.S. economy.

As the period began, long-term interest rates were falling as the market rallied sharply on reports of a slowing economy. The turning point in yields came in early December 1996 in response to weaker demand and fears that the Federal Reserve Board might raise interest rates to quell financial market speculation. For the next several months, the market was inconsistent as investors reacted to each new report on the economy's strength and attempted to determine the Fed's stance. By the end of February, with the economy showing unexpectedly strong growth, it was widely expected that the Fed would raise the Federal Funds rate at its March meeting to cool the economy and preempt inflation, which it did. As the reporting period ended, rates were again trending downward but remained volatile given uncertainty over the sustainability of economic growth and future Fed actions.

MANAGING YOUR MONEY IN A VOLATILE ENVIRONMENT

Vista's fixed income management team relied on a variety of tools to manage your investment during the reporting period. Although interest rate trends are always an important consideration, the main ways your management team adds value are through analyzing the relative value of different types of fixed income securities and carefully assessing the credit, structure and liquidity risks of individual securities. In this way, Vista seeks to provide you with investments that can meet your needs in any interest rate environment.

We appreciate the confidence you have placed in us and look forward to serving your investment needs for many years to come. If you have any questions, please call your investment professional or 1-800-34-VISTA.

Sincerely,
/s/ Fergus Reid
Fergus Reid
Chairman

------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
------------------------------------------------------------------------------

VISTA U.S. TREASURY INCOME FUND

Vista U.S. Treasury Income Fund, which seeks to provide income through a portfolio of high-quality U.S. Treasury Bonds, had a total return of 0.83% for the six months ended April 30, 1997 (Class A Shares, without sales charges).

FUND TAKES ADVANTAGE OF NOVEMBER RALLY

The management team began the period expecting that moderating economic growth would lead to lower interest rates, and thus positioned the Fund to have a slightly-longer duration than the duration of its benchmark, the Lehman Treasury Bond Index. This stance proved beneficial as the market rallied in November. Although the management team ended 1996 by forecasting that the economy would accelerate in early 1997, it nonetheless maintained the slightly-long duration in anticipation of moderating economic growth and continued benign inflation later in 1997.

The slightly-long duration continued through February when rates began rising. At this point the management team reduced duration to neutral and adopted a barbell strategy to take advantage of points of value along the yield curve. The barbell strategy, which involved investments at the short and long ends of the yield curve while avoiding bonds with medium-term maturities, helped the Fund perform well in March's rising interest rate environment.

ECONOMIC GROWTH, FED ACTIONS WILL DETERMINE BOND MARKET COURSE

As the reporting period ended, the Fund was maintaining a cautiously-neutral benchmark duration. This defensive stance was designed to protect shareholders from the effects of any further action by the Federal Reserve Board on short-term interest rates. Given its expectation that economic growth will cool down as 1997 progresses, the management team intends to extend to a slightly-longer duration than the duration of its benchmark and take advantage of continued market volatility caused by managing duration within an expected narrow trading range.

                        VISTA U.S. TREASURY INCOME FUND

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                           WITHOUT           WITH
            CLASS A SHARES               SALES CHARGE    SALES CHARGE
                                         ------------    ------------
One Year..............................       5.24%           0.51%
Five Years............................       6.20%           5.23%
Since Inception (9/8/87)..............       8.57%           8.06%

                                           WITHOUT           WITH
            CLASS B SHARES                   CDSC           CDSC*
                                         ------------    ------------
One Year..............................       4.43%          -0.53%
Five Years............................       5.69%           3.77%
Since Inception (9/8/87)..............       8.30%           8.30%

* Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

                               GROWTH OF $10,000

                                             LIPPER
                            VISTA U.S.     GENERAL US       LEHMAN
   MEASUREMENT PERIOD        TREASURY     GOV'T FUNDS      TREASURY
 (FISCAL YEAR COVERED)     INCOME FUND        AVG.        BOND INDEX
09/30/87                        9550.00       10000.00       10000.00
10/31/87                       10208.95       10328.00       10400.00
11/30/87                       10228.05       10406.49       10445.76
12/31/87                       10405.68       10533.45       10571.11
01/31/88                       10892.84       10883.16       10924.18
02/29/88                       11033.04       10999.61       11037.80
03/31/88                       10810.41       10885.22       10914.17
04/30/88                       10715.37       10838.41       10853.05
05/31/88                       10571.24       10769.04       10771.66
06/30/88                       10875.57       10998.42       11017.25
07/31/88                       10772.76       10951.13       10936.82
08/31/88                       10793.05       10954.42       10956.51
09/30/88                       11095.58       11173.51       11200.84
10/31/88                       11301.43       11356.75       11402.45
11/30/88                       11121.03       11245.45       11263.34
12/31/88                       11133.56       11237.58       11308.40
01/31/89                       11288.10       11375.81       11454.28
02/28/89                       11135.76       11298.45       11354.62
03/31/89                       11223.06       11332.34       11429.56
04/30/89                       11482.71       11531.79       11676.44
05/31/89                       11810.02       11797.03       11954.34
06/30/89                       12207.31       12122.62       12364.38
07/31/89                       12487.84       12323.86       12630.21
08/31/89                       12272.72       12163.65       12411.71
09/30/89                       12318.26       12215.95       12463.84
10/31/89                       12616.71       12484.70       12794.13
11/30/89                       12741.64       12595.82       12916.95
12/31/89                       12735.98       12641.16       12937.62
01/31/90                       12558.11       12462.92       12744.85
02/28/90                       12555.81       12501.56       12767.79
03/31/90                       12546.57       12510.31       12763.96
04/30/90                       12414.01       12372.69       12655.47
05/31/90                       12759.50       12719.13       13003.49
06/30/90                       12947.00       12915.00       13208.95
07/31/90                       13146.37       13084.19       13376.70
08/31/90                       12982.63       12897.09       13184.08
09/30/90                       13098.14       13001.55       13310.64
10/31/90                       13335.63       13165.37       13530.27
11/30/90                       13607.71       13478.71       13829.29
12/31/90                       13825.09       13691.67       14045.02
01/31/91                       13979.66       13842.28       14195.31
02/28/91                       14053.11       13914.26       14270.54
03/31/91                       14086.93       13981.05       14341.89
04/30/91                       14268.53       14104.08       14499.65
05/31/91                       14328.20       14164.73       14553.30
06/30/91                       14305.19       14137.82       14531.47
07/31/91                       14464.71       14330.09       14701.49
08/31/91                       14779.38       14643.92       15042.57
09/30/91                       15079.14       14941.19       15359.96
10/31/91                       15211.58       15075.66       15496.67
11/30/91                       15327.67       15179.69       15651.63
12/31/91                       15870.45       15686.69       16191.62
01/31/92                       15598.07       15402.76       15932.55
02/29/92                       15642.83       15492.09       15994.69
03/31/92                       15532.36       15392.94       15898.72
04/30/92                       15633.90       15472.99       15998.88
05/31/92                       15904.36       15763.88       16293.26
06/30/92                       16144.45       15968.81       16529.51
07/31/92                       16539.34       16310.54       16951.01
08/31/92                       16725.91       16457.34       17112.05
09/30/92                       16996.69       16635.08       17361.89
10/31/92                       16640.88       16400.52       17106.67
11/30/92                       16558.24       16418.56       17067.32
12/31/92                       16801.54       16686.19       17360.88
01/31/93                       17175.89       16998.22       17734.14
02/28/93                       17513.48       17299.09       18090.59
03/31/93                       17577.46       17357.90       18150.29
04/30/93                       17710.60       17458.58       18291.86
05/31/93                       17664.00       17470.80       18269.91
06/30/93                       18067.44       17820.22       18679.16
07/31/93                       18153.98       17934.26       18789.37
08/31/93                       18576.56       18269.64       19208.37
09/30/93                       18651.66       18309.83       19283.28
10/31/93                       18696.29       18372.08       19354.63
11/30/93                       18495.42       18160.80       19141.73
12/31/93                       18535.76       18244.34       19216.38
01/31/94                       18808.49       18476.05       19481.57
02/28/94                       18368.93       18100.98       19062.72
03/31/94                       17983.65       17652.08       18635.71
04/30/94                       17808.63       17463.20       18490.35
05/31/94                       17766.69       17409.06       18468.16
06/30/94                       17706.71       17330.72       18427.53
07/31/94                       18037.39       17621.88       18762.91
08/31/94                       18032.48       17614.83       18766.67
09/30/94                       17701.47       17334.76       18503.93
10/31/94                       17653.45       17284.48       18492.83
11/30/94                       17601.82       17241.27       18455.85
12/31/94                       17709.01       17370.58       18568.43
01/31/95                       18049.37       17681.52       18911.94
02/28/95                       18434.09       18070.51       19314.77
03/31/95                       18538.01       18162.67       19436.45
04/30/95                       18757.32       18382.44       19691.07
05/31/95                       19477.29       19082.81       20486.59
06/30/95                       19626.19       19201.12       20648.43
07/31/95                       19551.37       19108.96       20572.03
08/31/95                       19752.48       19342.09       20810.67
09/30/95                       19935.24       19537.44       21010.45
10/31/95                       20228.36       19816.83       21336.11
11/30/95                       20517.59       20108.13       21666.82
12/31/95                       20813.50       20399.70       21976.66
01/31/96                       20931.71       20491.50       22115.11
02/29/96                       20449.20       20034.54       21661.75
03/31/96                       20243.28       19852.23       21475.46
04/30/96                       20070.47       19701.35       21338.02
05/31/96                       19992.58       19630.42       21303.87
06/30/96                       20220.23       19860.10       21574.43
07/31/96                       20286.28       19895.85       21626.21
08/31/96                       20185.20       19832.18       21580.80
09/30/96                       20507.27       20163.38       21934.72
10/31/96                       20948.87       20604.96       22417.29
11/30/96                       21312.33       20967.60       22805.11
12/31/96                       21076.28       20734.86       22570.21
01/31/97                       21065.36       20763.89       22592.78
02/28/97                       21063.98       20788.81       22619.89
03/31/97                       20844.90       20520.63       22375.60
04/30/97                       21122.58       20824.34       22697.81

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista U.S. Treasury Income Fund, the Lipper General U.S. Government Funds Average and the Lehman Treasury Bond Index from September 30, 1987 to April 30, 1997. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower. The Fund commenced operations on 9/8/87. Class B Shares were introduced on 11/4/93. Investors should note that information presented for Class B prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

The Lipper General U.S. Government Funds Average represents the average performance of a universe of 167 actively managed U.S. government income funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman Treasury Bond Index is a replica (or model) of the U.S. government treasury securities market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA U.S. GOVERNMENT SECURITIES FUND

Vista U.S. Government Securities Fund, which seeks income and capital appreciation by investing in a portfolio of high-quality, long-term U.S. government and agency bonds, provided shareholders with a total return of 1.21% for the six months ended April 30, 1997 (Class A Shares, without sales charges).

MANAGEMENT TEAM PURSUES ACTIVE MANAGEMENT IN A VOLATILE ENVIRONMENT

In seeking to provide you with favorable returns on your investment in any interest rate environment, the management team's most important tool is its relative value analysis. This analysis seeks to determine which securities -- either U.S. Treasuries or mortgage-backed issues -- are likely to outperform in a given environment. Further, the relative value analysis guides the management team in selecting the duration of individual securities based on different points of value along the yield curve.

This relative value analysis led the management team to begin the period with an overweight allocation to mortgage-backed securities. These securities' higher yields, combined with a neutral portfolio duration, left the Fund well positioned for November's moderate rally.

FUND SHIFTS TO MORTGAGES IN LATE 1996

At the end of 1996, the relative value analysis pointed the management team in the direction of mortgage-backed securities. This helped the Fund perform well as markets fluctuated in early 1997 and, subsequently, as rates began a moderate uptrend in February. At that point, the management team reduced duration to neutral and adopted a barbell strategy that sought to take advantage of stronger relative values at the short and long ends of the yield curve.

As the reporting period ended, the Fund took profits on some of its mortgage securities but maintained slightly-overweight allocation to the sector. By early May, the management team was considering a more aggressive move back to mortgages given that the market had begun to exhibit signs of settling yet again into a trading range. In such an environment, the extra yield provided by mortgage-backed securities tends to help overall performance.

                     VISTA U.S. GOVERNMENT SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 4/30/97

                                           WITHOUT           WITH
            CLASS A SHARES               SALES CHARGE    SALES CHARGE
                                         ------------    ------------
One Year..............................       5.79%           1.03%
Since Inception (02/19/93)............       4.89%           3.77%

            CLASS I SHARES
One Year..............................       6.17%
Since Inception (02/19/93)............       4.98%

                               GROWTH OF $10,000

                                                   MERRILL
 MEASUREMENT PERIOD     VISTA US      LIPPER        LYNCH       MERRILL
    (FISCAL YEAR         GOV'T       GENERAL US     GOV'T      LYNCH 50%
      COVERED)        SECURITIES-I   GOV'T AVG.     INDEX      GOVT/50%MTGE
02/28/93                  10000.00     10000.00     10000.00     10000.00
03/31/93                  10026.00     10034.00     10048.00     10035.30
04/30/93                  10100.90     10092.20     10119.34     10113.47
05/31/93                  10086.56     10099.26     10134.52     10104.88
06/30/93                  10282.94     10297.21     10292.62     10323.04
07/31/93                  10331.30     10362.08     10348.20     10384.46
08/31/93                  10561.49     10554.81     10483.76     10615.31
09/30/93                  10609.18     10578.03     10512.07     10663.08
10/31/93                  10636.43     10612.94     10550.96     10698.48
11/30/93                  10540.31     10493.02     10492.93     10583.79
12/31/93                  10571.80     10537.09     10557.99     10624.44
02/31/94                  10705.09     10667.75     10683.63     10771.16
02/28/94                  10481.85     10455.46     10526.58     10537.75
03/31/94                  10262.22     10199.30     10284.47     10318.56
04/30/94                  10168.32     10097.31     10199.10     10225.90
05/31/94                  10140.32     10071.05     10213.38     10218.85
06/30/94                  10111.13     10026.74     10191.94     10201.88
07/31/94                  10274.04     10195.19     10380.49     10375.83
08/31/94                  10277.53     10193.15     10400.21     10385.68
09/30/94                  10129.68     10035.16     10258.77     10243.71
10/31/94                  10112.56     10008.06     10252.61     10235.52
11/30/94                  10074.64      9986.04     10225.95     10209.41
12/31/94                  10137.97     10060.94     10302.65     10281.29
01/31/95                  10300.86     10241.03     10510.76     10470.57
02/28/95                  10527.77     10472.48     10760.92     10694.43
03/31/95                  10549.22     10525.89     10819.03     11369.25
04/30/95                  10680.55     10654.30     10968.33     11516.36
05/31/95                  11125.50     11067.69     11364.29     11979.44
06/30/95                  11199.15     11136.31     11441.56     12075.63
07/31/95                  11137.80     11083.97     11653.23     12036.87
08/31/95                  11270.17     11221.41     11675.37     12171.44
09/30/95                  11378.76     11338.11     11516.59     12286.58
10/31/95                  11556.70     11500.25     11523.50     12479.36
11/30/95                  11769.29     11670.45     11493.54     12669.17
12/31/95                  11948.88     11839.67     11579.74     12849.83
01/31/96                  11989.70     11894.14     11659.64     12930.66
02/29/96                  11690.03     11627.71     11492.91     12673.47
03/31/96                  11554.80     11524.22     11428.55     12571.95
04/30/96                  11465.00     11437.79     11374.83     12490.86
05/31/96                  11437.76     11397.76     11347.53     12472.13
06/30/96                  11583.37     11531.11     11488.24     12626.28
07/31/96                  11589.28     11551.87     11525.00     12655.45
08/31/96                  11570.13     11514.90     11514.98     12628.24
09/30/96                  11768.78     11709.50     11705.44     12835.72
10/31/96                  12015.17     11965.94     11948.56     13114.77
11/30/96                  12216.55     12176.54     12140.81     13339.03
12/31/96                  12093.14     12041.38     12051.94     13210.98
01/31/97                  12110.73     12058.24     12100.15     13228.15
02/28/97                  12127.60     12072.71     12125.56     13237.41
03/31/97                  12011.01     11916.97     12009.15     13110.33
04/30/97                  12172.19     12093.34     12193.61     13299.12

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of Vista U.S. Government Securities Fund, the Lipper General U.S. Government Funds Average and the Merrill Lynch Government Index and a composite of the Merrill Lynch Government and Corporate Indexes from February 28, 1993 to April 30, 1997. The Fund's performance does not include a sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 2/19/93. Class A Shares were introduced on 5/6/96. Investors should note that information presented for Class A Shares prior to their introduction is based upon historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A Shares. Additionally, annualized figures have been restated to reflect the initial 4.50% sales charge that applies to the Fund's A Shares. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper General U.S. Government Funds Average represents the performance of a universe of 167 actively managed U.S. government income mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Merrill Lynch (ML) Government Index consists of bonds with a maturity greater than or equal to one year. The ML Mortgage Master Index consists of fixed-rate corporate interest-bearing bonds. The indexes are unmanaged and reflect reinvestment of dividends. An individual cannot invest in an index.

VISTA BOND FUND

Vista Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade government, asset-backed and corporate bonds, had a total return of 1.30% for the six months ended April 30, 1997 (Class A shares, without sales charges).

RELATIVE VALUE ANALYSIS KEY TO MANAGEMENT DECISIONS

In seeking to provide you with favorable returns on your investment in any interest rate environment, the management team's most important tool is its relative value analysis. This analysis seeks to determine which market sector -- U.S. Treasuries, mortgage-backed or corporate securities -- is likely to outperform in a given environment. The relative value analysis also guides the management team in selecting the duration of the portfolio based on different points of value along the yield curve. Additionally, the management team carefully analyzes each potential investment for credit, structure and liquidity risks, and uses this analysis to determine whether each security is over- or under-valued in the market.

This relative value analysis led the management team to begin the period with an overweight allocation to mortgage-backed securities. These securities' higher yields, combined with a neutral portfolio duration, left the Fund well positioned for November's moderate rally.

FUND SHIFTS EMPHASIS TO MORTGAGES AND SELECTED CORPORATE SECURITIES IN LATE 1996

At the end of 1996, the relative value analysis pointed the management team in the direction of mortgage-backed securities as well as selected corporate securities. This helped the Fund perform well as mortgages and corporates were the top-performing sectors in early 1997 and, subsequently, as rates began a moderate uptrend in February. At that point, the management team reduced duration to neutral and adopted a barbell strategy that sought to take advantage of stronger relative values at the short and long ends of the yield curve.

As the reporting period ended, the Fund took profits on some of its mortgage-backed securities but maintained a relatively-neutral sector allocation. By early May, the management team was considering a more aggressive move back into mortgage-backed and corporate securities given that the market had begun to exhibit signs of settling yet again into a trading range. In such an environment, the extra yield provided by these sectors tends to help overall performance.

                                VISTA BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                                WITHOUT            WITH
              CLASS A SHARES                  SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year..................................        6.19%            1.42%
Five Years................................        7.11%            6.13%
Since Inception (11/30/90)................        7.89%            7.11%

                                                WITHOUT            WITH
              CLASS B SHARES                      CDSC            CDSC*
                                              ------------     ------------
One Year..................................        6.21%            1.25%
Five Years................................        7.11%            5.13%
Since Inception (11/30/90)................        7.89%            7.89%

              CLASS I SHARES
One Year..................................        6.92%
Five Years................................        7.25%
Since Inception (11/30/90)................        8.00%
*  Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

                               GROWTH OF $10,000

                                          LIPPER CORP.      LEHMAN
   MEASUREMENT PERIOD       VISTA BOND     BBB FUNDS      AGGREGATE
 (FISCAL YEAR COVERED)         FUND           AVG.          INDEX
11/30/90                       10000.00       10000.00       10000.00
12/31/90                       10100.00       10150.00       10156.00
01/31/91                       10191.20       10260.64       10281.93
02/28/91                       10286.81       10437.12       10369.33
03/31/91                       10337.93       10559.23       10438.81
04/30/91                       10465.90       10716.56       10553.63
05/31/91                       10505.01       10781.94       10614.84
06/30/91                       10482.43       10773.31       10609.54
07/31/91                       10612.55       10920.90       10757.01
08/31/91                       10849.71       11181.91       10989.36
09/30/91                       11063.94       11410.03       11212.44
10/31/91                       11161.57       11530.97       11336.90
11/30/91                       11272.67       11622.07       11441.20
12/31/91                       11649.76       12010.24       11781.01
01/31/92                       11502.90       11912.96       11620.78
02/29/92                       11540.05       11995.16       11696.32
03/31/92                       11485.60       11962.77       11630.82
04/30/92                       11544.80       12017.80       11714.56
05/31/92                       11745.03       12262.96       11935.97
06/30/92                       11915.59       12438.33       12100.68
07/31/92                       12232.81       12787.84       12347.54
08/31/92                       12326.74       12902.93       12472.25
09/30/92                       12512.16       13059.06       12620.67
10/31/92                       12316.13       12814.85       12452.81
11/30/92                       12282.94       12852.02       12457.79
12/31/92                       12480.56       13075.64       12653.38
01/31/93                       12740.67       13371.15       12896.32
02/28/93                       12995.24       13692.06       13122.01
03/31/93                       13043.59       13793.38       13177.12
04/30/93                       13133.71       13889.93       13269.36
05/31/93                       13128.94       13935.77       13286.61
06/30/93                       13399.67       14274.41       13527.10
07/31/93                       13476.72       14417.15       13604.21
08/31/93                       13763.43       14763.17       13842.28
09/30/93                       13829.09       14808.93       13879.65
10/31/93                       13871.85       14939.25       13931.01
11/30/93                       13717.17       14774.92       13812.59
12/31/93                       13776.38       14869.48       13887.18
01/31/94                       13969.97       15122.26       14074.66
02/28/94                       13671.25       14797.13       13829.76
03/31/94                       13388.74       14363.57       13488.16
04/30/94                       13280.97       14182.59       13380.26
05/31/94                       13261.85       14140.05       13378.92
06/30/94                       13242.63       14083.49       13349.49
07/31/94                       13470.64       14332.76       13615.14
08/31/94                       13492.66       14377.19       13631.48
09/30/94                       13305.12       14155.79       13431.10
10/31/94                       13275.00       14113.32       13419.01
11/30/94                       13244.71       14083.68       13389.49
12/31/94                       13340.07       14166.77       13481.88
01/31/95                       13589.78       14396.28       13748.82
02/28/95                       13877.15       14738.91       14076.04
03/31/95                       13968.95       14845.03       14161.90
04/30/95                       14154.93       15097.39       14360.17
05/31/95                       14739.14       15785.83       14915.91
06/30/95                       14859.91       15904.23       15024.79
07/31/95                       14788.16       15829.48       14991.74
08/31/95                       14965.73       16060.59       15173.14
09/30/95                       15128.92       16243.68       15320.32
10/31/95                       15377.10       16469.47       15519.48
11/30/95                       15612.47       16744.51       15752.28
12/31/95                       15858.99       17020.79       15972.81
01/31/96                       15943.43       17124.62       16078.23
02/29/96                       15579.15       16717.05       15798.47
03/31/96                       15440.20       16576.63       15687.88
04/30/96                       15328.40       16440.70       15600.03
05/31/96                       15278.42       16416.04       15568.83
06/30/96                       15460.59       16614.67       15777.45
07/31/96                       15514.48       16646.24       15820.05
08/31/96                       15510.09       16619.61       15793.15
09/30/96                       15798.07       16947.01       16067.95
10/31/96                       16130.94       17353.74       16424.66
11/30/96                       16428.56       17726.85       16705.52
12/31/96                       16255.17       17538.94       16550.16
01/31/97                       16302.09       17575.77       16601.47
02/28/97                       16347.77       17651.35       16642.97
03/31/97                       16161.97       17393.64       16458.23
04/30/97                       16388.81       17645.85       16705.11

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of Vista Bond Fund, the Lipper Corporate Debt BBB-Rated Funds Average and the Lehman Aggregate Bond Index from November 30, 1990 to April 30, 1997. The Fund's performance assumes reinvestment of all dividends and capital gains and does not include a sales charge. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge. The Fund commenced operations on 11/30/90. Class A and B Shares were introduced on 5/6/96. Investors should note that information presented for Class A and Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A Shares and Class B Shares. Additionally, annualized figures have been restated to reflect the maximum initial 4.50% sales charge on Class A Shares and the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Corporate Debt BBB-Rated Funds Average represents the average performance of a universe of 91 actively managed BBB-rated corporate debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA SHORT-TERM BOND FUND

Vista Short-Term Bond Fund, which seeks current income by investing in a portfolio of short-term corporate and government securities, provided shareholders with a total return of 2.13% for the six months ended April 30, 1997 (Class A shares, without sales charges).

MANAGEMENT TEAM TAKES ADVANTAGE OF FUND'S FLEXIBILITY

In seeking to provide you with relative price stability as well as high current income on your investment, the management team has the flexibility to choose from a wide range of short-term securities and to adjust the fund's duration to take advantage of different points of value along the short-term yield curve. In seeking to do so, the management team relies on its relative value analysis and ability to analyze the credit, structural and liquidity characteristics of individual fixed-income securities.

Using these tools, the management team began the period with an overweight allocation to asset-backed securities, which tend to perform better during market rallies. These securities' higher yields, combined with a neutral portfolio duration, left the Fund well positioned for November's moderate rally.

FUND CUTS DURATION AS ECONOMIC GROWTH STRENGTHENS

At the end of 1996, the relative value analysis pointed the management team in the direction of mortgage-backed securities as well as selected corporate securities, whose higher yields are often beneficial in neutral-to-slightly rising interest rate environments. This helped the Fund perform well during the fluctuating markets in early 1997 and, subsequently, as rates began a moderate uptrend in February. At that point, the management team also reduced duration to neutral and moved more into the two-year maturities to take advantage of the steepness at the short end of the yield curve.

As the reporting period ended, the Fund was maintaining a relatively-neutral duration while continuing to emphasize mortgage-backed and corporate securities. Given the management team's ability to analyze different types of risks, the Fund will continue to use mortgage-backed, asset-backed and corporate securities to enhance yield while maintaining a strong focus on relative stability of principal.

                           VISTA SHORT-TERM BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                           WITHOUT           WITH
           CLASS A SHARES               SALES CHARGE     SALES CHARGE
                                        -------------    -------------
One Year.............................       5.51%            3.92%
Five Years...........................       5.12%            4.80%
Since Inception (11/30/90)...........       5.69%            5.44%

           CLASS I SHARES
One Year.............................       6.02%
Five Years...........................       5.22%
Since Inception (11/30/90)...........       5.77%

                               GROWTH OF $10,000

                           VISTA SHORT-   LIPPER SHORT    LEHMAN 1-3
   MEASUREMENT PERIOD       TERM BOND      INV. GRADE      YR GOVT
 (FISCAL YEAR COVERED)         FUND        DEBT AVG.        INDEX
11/30/90                       10000.00       10000.00       10000.00
12/31/90                       10070.00       10097.00       10118.00
01/31/91                       10131.00       10161.62       10213.11
02/28/91                       10211.81       10253.08       10278.47
03/31/91                       10262.66       10352.53       10347.34
04/30/91                       10344.38       10458.13       10446.67
05/31/91                       10403.88       10535.52       10509.35
06/30/91                       10438.73       10567.12       10548.24
07/31/91                       10517.49       10654.83       10638.95
08/31/91                       10616.48       10793.34       10784.71
09/30/91                       10693.91       10908.83       10899.02
10/31/91                       10782.29       11019.01       11016.73
11/30/91                       10860.60       11114.88       11130.21
12/31/91                       10989.26       11267.15       11299.39
01/31/92                       10981.05       11255.88       11284.70
02/29/92                       11016.52       11297.53       11318.55
03/31/92                       11026.27       11295.27       11315.15
04/30/92                       11115.32       11374.34       11418.12
05/31/92                       11191.74       11480.12       11523.17
06/30/92                       11280.62       11581.14       11639.55
07/31/92                       11371.01       11705.06       11773.41
08/31/92                       11437.47       11784.66       11868.77
09/30/92                       11516.58       11875.40       11980.34
10/31/92                       11469.51       11804.15       11912.05
11/30/92                       11476.26       11795.88       11898.95
12/31/92                       11543.23       11885.53       12004.85
01/31/93                       11643.02       12009.14       12130.90
02/28/93                       11704.54       12117.22       12227.95
03/31/93                       11746.87       12158.42       12265.85
04/30/93                       11798.59       12225.29       12340.68
05/31/93                       11792.82       12227.74       12311.06
06/30/93                       11855.44       12315.78       12403.39
07/31/93                       11883.39       12361.35       12430.68
08/31/93                       11947.72       12465.18       12533.85
09/30/93                       11986.48       12507.56       12573.96
10/31/93                       12012.44       12545.09       12601.62
11/30/93                       12034.95       12541.32       12604.14
12/31/93                       12067.06       12594.00       12654.56
01/31/94                       12121.96       12678.38       12734.28
02/28/94                       12094.41       12607.38       12656.61
03/31/94                       12078.78       12526.69       12592.06
04/30/94                       12064.30       12480.34       12544.21
05/31/94                       12098.22       12485.33       12560.51
06/30/94                       12145.64       12497.82       12591.92
07/31/94                       12207.89       12590.30       12705.24
08/31/94                       12245.89       12630.59       12747.17
09/30/94                       12259.43       12615.43       12717.85
10/31/94                       12297.74       12636.88       12747.10
11/30/94                       12298.98       12611.61       12693.56
12/31/94                       12353.81       12612.87       12717.68
01/31/95                       12457.69       12728.91       12890.64
02/28/95                       12573.34       12876.56       13065.96
03/31/95                       12644.04       12943.52       13139.12
04/30/95                       12715.06       13056.13       13256.06
05/31/95                       12864.12       13270.25       13482.74
06/30/95                       12935.80       13340.58       13555.55
07/31/95                       12996.24       13377.93       13609.77
08/31/95                       13056.96       13462.22       13691.43
09/30/95                       13116.66       13534.91       13758.52
10/31/95                       13204.02       13637.78       13872.71
11/30/95                       13290.47       13746.88       13990.63
12/31/95                       13369.43       13848.61       14096.96
01/31/96                       13461.99       13952.47       14216.78
02/29/96                       13456.44       13899.45       14161.34
03/31/96                       13488.50       13886.94       14150.01
04/30/96                       13522.03       13892.50       14164.16
05/31/96                       13558.13       13914.72       14195.32
06/30/96                       13640.40       14010.74       14298.95
07/31/96                       13701.47       14063.98       14354.71
08/31/96                       13741.87       14106.17       14407.82
09/30/96                       13862.55       14233.12       14538.94
10/31/96                       14009.31       14379.73       14703.23
11/30/96                       14120.27       14494.76       14812.03
12/31/96                       14120.58       14493.31       14814.99
01/31/97                       14175.94       14557.08       14886.10
02/28/97                       14213.15       14599.30       14921.83
03/31/97                       14205.03       14583.24       14909.89
04/30/97                       14336.30       14694.07       15032.15

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of Vista Short-Term Bond Fund, the Lipper Short Investment Grade Debt Funds Average and the Lehman Brothers 1-3 year Government Bond Index from November 30, 1990 to April 30, 1997. The Fund's performance assumes reinvestment of all dividends and capital gains and does not include a sales charge. The Fund commenced operations on 11/30/90. Class A Shares were introduced on 5/6/96. Investors should note that information presented for Class A Shares prior to their introduction is based upon historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the Class A Shares. Additionally, annualized figures have been restated to reflect the maximum 1.50% sales charge that applies to the Fund's A Shares. Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charges. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Short-Term Investment Grade Debt Funds Average represents the average performance of a universe of 96 actively managed short investment grade debt funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Lehman Brothers 1-3 Year Government Bond Index is composed of bonds covered by the Government Bond Index with maturities of one to three years. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest directly in the index.

VISTA U.S. TREASURY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 Principal
   Amount       Issuer                                                         Value
----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 98.4%
----------------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 98.4%
                -----------------------------------
                  U.S. Treasury Notes & Bonds,
$  8,000,000         7.375%, 11/15/97                                      $   8,063,760
   3,750,000         6.125%, 03/31/98                                          3,757,013
   8,500,000         6.000%, 05/31/98                                          8,496,005
  12,000,000         6.375%, 04/30/99                                         12,022,440
   9,632,000         9.125%, 05/15/99                                         10,145,193
   8,500,000         5.625%, 02/28/01                                          8,247,635
   5,500,000         6.250%, 01/31/02                                          5,426,960
   6,000,000         7.250%, 08/15/04                                          6,193,140
   7,500,000         6.500%, 05/15/05                                          7,395,675
   3,900,000        10.750%, 08/15/05                                          4,876,833
   9,050,000         6.875%, 05/15/06                                          9,126,382
  18,200,000         8.500%, 02/15/20                                         21,148,946
   1,200,000         7.125%, 02/15/23                                          1,210,692
----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 98.4%                                  $106,110,674
                (COST $108,018,920)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 Principal
  Amount       Issuer                                                           Value
-----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 101.0%
-----------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 18.5%
               -------------------------------------------
$ 2,700,000      U.S. Treasury Note, 7.500%, 11/15/01                        $  2,797,443
  8,800,000      U.S. Treasury Bond, 7.250%, 08/15/22                           8,993,864
                                                                              -----------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $11,675,393)              11,791,307
                                                                              -----------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 22.8%
               -------------------------------------------
  2,000,000      Federal National Mortgage Association, Global Bond,            2,079,060
                   8.500%, 02/01/05
  1,767,465      Federal National Mortgage Association, Pool #100144,           2,033,137
                   11.500%, 03/04/19
                 Government National Mortgage Association,
  3,929,845        Pool #393178, 7.500%, 11/15/25                               3,900,371
  2,839,465        Pool #780047, 9.000%, 12/15/17                               3,023,519
  1,175,029        Pool #780201, 9.000%, 12/15/17                               1,251,194
  2,205,434        Pool #780508, 8.000%, 11/15/24                               2,250,205
                                                                              -----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $14,548,743)     14,537,486
                                                                              -----------
               MORTGAGE BACKED SECURITIES -- 59.7%
               -----------------------------------
                 MORTGAGE-BACKED PASS THRU SECURITIES -- 8.2%
  5,200,000        Federal National Mortgage Association, 30 Year, TBA,         5,268,276
                     8.000%, 05/15/27                                         -----------
                 (COST $5,222,750)
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 51.5%
                   Federal Home Loan Mortgage Corp.
  6,000,000          Ser. 1206, Class GA, 7.000%, 03/15/18                      6,020,580
  2,800,000          Ser. 1761, Class G, 8.000%, 06/15/21                       2,869,104
                   Federal National Mortgage Association,
  3,212,036          Ser. 1989-76, Class D, 9.000%, 03/25/19                    3,309,392
  3,715,099          Ser. 1989-81, Class E, 9.000%, 03/25/19                    3,863,703
  4,280,158          Ser. 1991-155, Class PD, 7.750%, 09/25/19                  4,328,310
  4,300,000          Ser. 1992-163, Class FE, 6.406%, 09/25/22                  4,365,833
  1,650,000          Ser. 1994-36, Class N, 6.500%, 03/25/24                    1,475,199
  3,955,851          Ser. 1997-17, Class A, 7.250%, 03/31/04                    3,946,990
  2,500,000        Government National Mortgage Association, Ser. 1996,         2,720,300
                     Class 26E, 9.000%, 12/16/26
                                                                              -----------
                 (COST $32,944,588)                                            32,899,411
                                                                              -----------
               TOTAL MORTGAGE-BACKED SECURITIES                                38,167,687
               (COST $38,167,338)
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     64,496,480
               (COST $64,391,473)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount       Issuer                                                           Value
----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 10.3%
----------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 10.3%
               --------------------------------
$ 6,577,000      Aubrey G. Lanston, 5.25%, due 05/01/97, (Dated 04/30/97,    $  6,577,000
                   Proceeds $6,577,959, secured by U.S. Treasury Note,
                   $6,602,000 at 5.25%, 05/01/97; Market $6,731,190) (COST
                   $6,577,000)

-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 111.3%                                   $ 71,073,480
               (COST $70,968,473)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 Principal
  Amount
   (USD)       Issuer                                                           Value
----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 97.3%
----------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 15.9%
               --------------------------------------------
                 U.S. Treasury Notes & Bonds,
$ 1,700,000         8.250%, 07/15/98                                         $  1,742,500
    375,000         8.000%, 05/15/01                                              394,335
    750,000        10.750%, 02/15/03                                              896,715
    400,000         8.750%, 08/15/20                                              476,812
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $3,538,790)                3,510,362
                                                                             ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.8%
               --------------------------------------------
  1,400,000      Federal Home Loan Mortgage Corp., 7.675%, 01/30/07             1,382,934
                 Government National Mortgage Association,
    709,892        Pool #780047, 9.000%, 12/15/17                                 755,907
    245,720        Pool #780325, 8.500%, 11/15/09                                 255,418
                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $2,421,606)       2,394,259
                                                                             ------------
               CORPORATE NOTES & BONDS -- 38.3%
               --------------------------------------------
                 AIRLINES -- 6.8%
  1,500,000        Continental Airlines, 7.420%, 04/01/07 #                     1,497,000
                                                                             ------------
                 BANKING -- 1.7%
    400,000        Bankers Trust Capital Trust A, 7.900%, 01/15/27                375,000
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 2.5%
    600,000        International Business Machines Corp., 7.125%, 12/01/96        551,250
                                                                             ------------
                 CONSUMER PRODUCTS -- 1.8%
    400,000        Philip Morris Corp., 9.250%, 12/01/97                          406,744
                                                                             ------------
                 FINANCIAL SERVICES -- 10.0%
    280,000        Corp Andina de Fomento, Yankee (Venezuela), 7.375%,            283,354
                     07/21/00
    413,473        Hero Asia BVI Co., Ltd., Yankee (China), 9.110%,               428,495
                     10/15/01 #
  1,000,000        Lehman Brothers Inc., 7.375%, 01/15/07                         982,680
    500,000        Termoemcali Funding Corp., 10.125%, 12/15/14 #                 521,250
                                                                             ------------
                                                                                2,215,779
                                                                             ------------
                 GOVERNMENT ISSUE -- 2.1%
    500,000        Republic of Colombia, Global Bond, 8.375%, 02/15/27            454,375
                                                                             ------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)       Issuer                                                           Value
----------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                 OIL & GAS -- 3.6%
$   375,000        Petroleum Geo-Services ASA, Yankee (Norway), 7.500%,      $    372,656
                     03/21/07
    250,000        Petroliam Nasional Bhd., (Malaysia), 7.625%, 10/15/26          245,773
    165,485        YPF Sociedad Anonima, Yankee (Argentina), 7.500%,              166,933
                     10/26/02
                                                                             ------------
                                                                                  785,362
                                                                             ------------
                 TELECOMMUNICATIONS -- 3.1%
    400,000        360 Communications Corp., 7.500%, 03/01/06                     393,720
    300,000        Bellsouth Telecommunications, 7.875%, 08/01/32                 295,827
                                                                             ------------
                                                                                  689,547
                                                                             ------------
                 UTILITIES -- 6.7%
    400,000        Chilgener SA, Yankee (Chile), 6.500%, 01/15/06                 373,852
    400,000        Enersis SA, Yankee (Cayman Islands), 6.900%, 12/01/06          379,644
    400,000        Ras Laffan Liquefied Natural Gas, (Qatar), 8.294%,             405,530
                     03/15/14 #
    350,000        Tenaga Nasional, Yankee (Malaysia), 7.500%, 01/15/96 #         326,386
                                                                             ------------
                                                                                1,485,412
                                                                             ------------
               TOTAL CORPORATE NOTES & BONDS (COST $8,554,314)                  8,460,469
                                                                             ------------
               MORTGAGE BACKED SECURITIES -- 28.0%
               --------------------------------------
                 MORTGAGE-BACKED PASS THRU SECURITIES -- 3.1%
    618,750        Federal National Mortgage Association, 30 year, TBA,           674,244
                     10.000%, 04/15/27                                       ------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.5%
                   Federal Home Loan Mortgage Corp.,
    250,000          Ser. 1343, Class H, 7.500%, 05/15/19                         252,577
    500,000          Ser. 1360, Class PK, 10.000%, 12/15/20                       563,905
    500,000          Ser. 1761, Class G, 8.000%, 06/15/21                         512,340
    306,000          Ser. 1865, Class G, 8.000%, 08/15/24                         311,356
                   Federal National Mortgage Association,
    391,116          Ser. 1989-81, Class E, 9.000%, 03/25/19                      406,761
  1,200,000          Ser. 1992-132, Class PL, 8.000%, 03/25/21                  1,225,116
    988,963          Ser. 1997-17, Class A, 7.250%, 03/31/04                      986,748
    500,000        Prudential Home Mortgage Securities, Ser. 1993-14,             483,750
                     Class A16, 7.000%, 05/23/23
                                                                             ------------
                                                                                4,742,553
                                                                             ------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)       Issuer                                                           Value
---------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                 COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.4%
$   750,000        Morgan Stanley Capital I, Ser. 1996-WF1, Class A3,        $    752,109
                     7.380%, 08/15/06 #
                                                                             ------------
               TOTAL MORTGAGE BACKED SECURITIES (COST $6,182,967)               6,168,906
                                                                             ------------
               ASSET BACKED SECURITY -- 4.3%
               ------------------------------
    500,000      Nomura CBO, Ltd., 6.67%, Ser. 1997-1, Class A2, 6.670%,          506,250
                   05/15/07 #
    440,886      The Money Store Home Equity Trust, Ser. 1994-B, Class A3,        442,085
                   7.100%, 11/15/16
                                                                             ------------
               (COST $949,968)                                                    948,335
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS (COST $21,647,645)                  21,482,331
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.6%
-----------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT --
               ------------------------------
    581,000      Aubrey G. Lanston, 5.250%, due 05/01/97, (Dated 04/30/97,        581,000
                   Proceeds $581,085, Secured by U.S. Treasury Note;
                   $584,000 at 6.625%, 07/31/01; Market Value $595,428)
                   (Cost $581,000)
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 99.9%                                    $ 22,063,331
               (COST $22,228,645)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 Principal
  Amount
   (USD)       Issuer                                                           Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 95.3%
     ------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 13.6%
               ----------------------------------
                 U.S. Treasury Notes,
$ 1,000,000        8.250%, 07/15/98                                          $  1,025,000
  5,000,000        6.250%, 03/31/99                                             4,999,200
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $6,011,018)                6,024,200
                                                                             ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 17.9%
               -------------------------------------------
  1,874,050      Federal Home Loan Mortgage Corp., ARM, Pool #846416,           1,967,453
                   7.757%, 06/01/28
                 Federal National Mortgage Association,
  1,178,089        Pool #100143, 11.500%, 10/15/18                              1,355,170
    706,986        Pool #100144, 11.500%, 03/04/19                                813,255
                 Government National Mortgage Association,
  1,737,785        ARM, Pool #8457, 7.125%, 07/20/24                            1,786,113
  1,892,979        Pool #780047, 9.000%, 12/15/17                               2,015,682
                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $7,961,551)       7,937,673
                                                                             ------------
               STATE & MUNICIPAL OBLIGATIONS -- 4.2%
               -------------------------------------
  1,850,000      New York City, New York, Taxable, Ser. I, GO, 6.850%,          1,859,250
                   04/15/99 (COST $1,850,000)                                ------------
               OTHER NOTES & BONDS -- 13.7%
               ----------------------------
                 SOVEREIGN BONDS -- 1.1%
    500,000        Republic of Colombia, 8.000%, 06/14/01                         501,720
                                                                             ------------
                 GLOBAL FINANCIAL SERVICES -- 2.3%
  1,000,000        Corp Andina de Fomento, Yankee (Venezuela), 7.375%,          1,011,980
                     07/21/00                                                ------------
                 GLOBAL FINANCIAL PROJECT FINANCE -- 1.2%
    505,356        Hero Asia BVI Co., Ltd., Yankee (China), 9.110%,               523,715
                     10/15/01                                                ------------
                 MULTIMEDIA -- 2.7%
  1,200,000        News America Holdings, 7.450%, 06/01/00                      1,214,460
                                                                             ------------
                 OIL & GAS -- 6.4%
  2,000,000        Occidental Petroleum, 5.850%, 11/09/98                       1,979,020
    827,424        YPF Sociedad Anonima, Yankee (Argentina), 7.500%,              834,664
                     10/26/02
                                                                             ------------
                                                                                2,813,684
                                                                             ------------
               TOTAL OTHER NOTES & BONDS (COST $6,090,008)                      6,065,559
                                                                             ------------

                       See notes to financial statements.

VISTA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)       Issuer                                                           Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               MORTGAGE BACKED SECURITIES -- 29.0%
               -----------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.3%
                   Federal Home Loan Mortgage Corp.,
$ 2,000,000          Ser. 1206, Class GA, 7.000%, 03/15/18                   $  2,006,860
  1,900,000          Ser. 1311, Class G, 7.500%, 05/15/19                       1,921,375
                   Federal National Mortgage Association,
  2,041,740          Ser. 1991-131, Class G, 7.600%, 10/25/98                   2,063,423
  2,300,000          FRN, Ser. G-15, Class F, 6.106%, 06/25/21                  2,339,514
  2,000,000        GE Capital Mortgage Services, Inc., Ser. 1994-8, Class       1,980,000
                     A3, 6.000%, 02/25/24
                                                                             ------------
                                                                               10,311,172
                                                                             ------------
                 COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.7%
    766,887        Blackrock Capital Finance L.P., Ser. 1996-C2, Class A,         768,325
                     7.642%, 11/15/26 #
  1,754,272        Kidder Peabody Acceptance Corp., Ser. 1993-M1, Class         1,769,622
                     A1, 7.150%, 04/25/25
                                                                             ------------
                                                                                2,537,947
                                                                             ------------
               TOTAL MORTGAGE BACKED SECURITIES (COST $12,833,716)             12,849,119
                                                                             ------------
               ASSET BACKED SECURITIES -- 16.9%
               --------------------------------
  2,000,000      Boatments Auto Trust, Ser. 1996-A, Class A3, 6.750%,           2,011,240
                   01/15/03
  2,000,000      Capita Equipment Receivables Trust, Ser. 1996-1, Class         1,996,300
                   A3, 6.110%, 07/15/99
  1,747,204      Ford Credit Grantor Trust, Ser. 1995-B, Class A, 5.900%,       1,740,652
                   10/15/00
  1,755,943      The Money Store Home Equity Trust, Ser. 1994-B, Class A3,      1,760,719
                   7.100%, 11/15/16
                                                                             ------------
               TOTAL ASSET BACKED SECURITIES (COST $7,520,941)                  7,508,911
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     42,244,712
               (COST $42,267,235)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%
-----------------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 4.0%
               ------------------------
  1,780,000      Household Finance Corp. 5.500%, 05/01/97 (COST                 1,780,000
               $1,780,000)
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 99.3%                                    $ 44,024,712
               (COST $44,047,235)
-----------------------------------------------------------------------------------------

#   = Security may only be sold to qualified institutional buyers.
ARM = Adjustable rate mortgage.
FRN  = Floating rate note.
TBA  = To Be Announced.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                    Vista             Vista                               Vista
                                                U.S. Treasury    U.S. Government         Vista         Short-Term
                                                   Income          Securities            Bond             Bond
                                                    Fund              Fund               Fund             Fund
                                               -------------    ---------------    ---------------    -----------
ASSETS:
 Investment securities, at value (Note 1)...... $106,110,674      $71,073,480        $22,063,331      $44,024,712
 Cash..........................................       47,942              672          --                     378
 Receivables:
   Investment securities sold..................     --              2,867,109          --                 --
   Interest....................................    2,105,306          580,284            297,091          322,955
   Fund shares sold............................       26,363         --                   28,574           54,897
 Other.........................................        7,893          109,988              3,983           60,079
                                                ------------      -----------        -----------      -----------
      Total Assets.............................  108,298,178       74,631,533         22,392,979       44,463,021
                                                ------------      -----------        -----------      -----------

LIABILITIES:
 Payable for investment securities purchased...     --              7,939,156          --                 --
 Payable for Fund shares redeemed..............      122,688        2,464,957             17,771           53,517
 Payable to custodian..........................     --               --                  232,355          --
 Dividends payable.............................      175,100          286,138             24,995           28,314
 Accrued liabilities: (Note 2)
   Administration fees.........................       13,212            8,122                927          --
   Distribution fees...........................       19,930         --                    1,435            1,097
   Investment advisory fees....................       20,258           16,398          --                 --
   Shareholder servicing fees..................        2,886           10,788                209            4,112
   Custodian...................................        9,496            5,250              2,888            5,651
   Other.......................................      104,370           33,186             18,807           42,237
                                                ------------      -----------        -----------      -----------
      Total Liabilities........................      467,940       10,763,995            299,387          134,928
                                                ------------      -----------        -----------      -----------

NET ASSETS:
 Paid in capital...............................  116,502,766       65,817,584         22,209,044       45,488,068
 Accumulated undistributed net investment
   income......................................      (48,598)          72,893             41,458           72,566
 Accumulated undistributed net realized gain
   (loss) on investment transactions...........   (6,715,684)      (2,127,946)             8,404       (1,210,018)
 Net unrealized appreciation/depreciation of
   investments.................................   (1,908,246)         105,007           (165,314)         (22,523)
                                                ------------      -----------        -----------      -----------
   Net Assets:................................. $107,830,238      $63,867,538        $22,093,592      $44,328,093
                                                ============      ===========        ===========      ===========
    Class A Shares............................. $ 97,306,191      $ 3,367,952        $ 3,987,560      $ 7,689,912
    Class B Shares............................. $ 10,524,047                         $ 1,029,129      $36,638,181
    Institutional Shares.......................                    $60,499,586       $17,076,903

Shares of beneficial interest outstanding
 ($.001 par value; unlimited number of shares
 authorized):
    Class A Shares.............................    8,926,565          345,382            385,157          766,574
    Class B Shares.............................      967,032                              98,858
    Institutional Shares.......................                      6,219,371         1,650,357        3,646,580

Class A Shares:
 Net asset value and redemption price per share
   *...........................................       $10.90            $9.75             $10.35           $10.03
 Maximum offering price per share (net asset
   value per share/95.5%, 95.5%, 95.5% and
   98.5%)......................................       $10.41           $10.21             $10.84           $10.18

Class B Shares:
 Net asset value and offering price per
   share*......................................       $10.88                              $10.41

Institutional Shares:
 Net asset value and offering price per
   share*......................................                          $9.73            $10.35           $10.05
                                                 ===========      ============       ===========      ===========
Cost of Investments............................ $108,018,920       $70,968,473       $22,228,645      $44,047,235
                                                 ===========      ============       ===========      ===========

---------------

* Net assets/shares outstanding.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                Vista            Vista                      Vista
                                            U.S. Treasury   U.S. Government     Vista     Short-Term
                                               Income         Securities        Bond         Bond
                                                Fund             Fund           Fund         Fund
                                            -------------   ---------------   ---------   ----------

INTEREST INCOME............................  $ 3,800,451      $ 2,303,202     $ 761,801   $1,633,825
                                             -----------      -----------      --------   ----------
EXPENSES: (Note 2)
 Administration fees.......................       83,568           51,865        16,746       37,809
 Distribution fees.........................      165,110            4,175         7,322       11,114
 Investment Advisory fees..................      167,137          103,731        33,492       63,014
 Shareholder servicing fees................      139,280           86,442        27,910       63,014
 Custodian fees............................       29,725           21,017        16,668       18,813
 Printing and postage......................       14,116            2,618         1,487        4,854
 Professional fees.........................       14,311           17,118         7,187       10,664
 Registration costs........................        6,172            9,895        25,041       21,285
 Transfer agent fees.......................       77,997           17,220        25,215       18,818
 Trustees fees.............................        2,786            1,729           558        1,260
 Other.....................................        1,732            2,857         2,088          315
                                             -----------      -----------      --------   ----------
       Total expenses......................      701,934          318,667       163,714      250,960
                                             -----------      -----------      --------   ----------
 Less amounts waived (Note 2E).............      162,296           21,513        71,248      128,419
 Less expenses borne by the Distributor....      --              --              25,232       --
                                             -----------      -----------      --------   ----------
   Net expenses............................      539,638          297,154        67,234      122,541
                                             -----------      -----------      --------   ----------
   Net investment income...................    3,260,813        2,006,048       694,567    1,511,284
                                             -----------      -----------      --------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on:
   Investments.............................     (523,925)      (1,218,810)       26,657      (73,544)
   Futures transactions....................      (23,408)        --              --           --
 Change in net unrealized appreciation/
   depreciation on investments.............   (1,797,555)          94,382      (428,252)    (286,198)
                                             -----------      -----------      --------   ----------
 Net realized and unrealized gain (loss) on
   investments.............................   (2,344,888)      (1,124,428)     (401,596)    (359,742)
                                             -----------      -----------      --------   ----------
 Net increase in net assets from
   operations..............................  $   915,925      $   881,620     $ 292,972   $1,151,542
                                             ===========      ===========      ========   ==========

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                                    Vista                             Vista
                                                                U.S. Treasury                    U.S. Government
                                                                    Income                         Securities
                                                                     Fund                             Fund
                                                        ------------------------------    -----------------------------
                                                         Six Months          Year          Six Months       12/01/95*
                                                            Ended            Ended           Ended           Through
                                                          04/30/97         10/31/96         04/30/97        10/31/96
                                                        -------------    -------------    ------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................   $   3,260,813    $   6,434,044    $  2,006,048    $   4,024,722
 Net realized gain (loss) on investments and futures
   transactions......................................        (547,333)         355,910      (1,218,810)         244,616
 Change in net unrealized appreciation/depreciation
   on investments and futures........................      (1,797,555)      (3,055,305)         94,382       (2,729,970)
                                                         ------------     ------------     -----------     ------------
   Increase in net assets from operations............         915,925        3,734,649         881,620        1,539,368
                                                         ------------     ------------     -----------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I)
 Net investment income...............................      (3,229,284)      (6,438,189)     (2,034,800)      (3,934,393)
 Net realized gain on investment transactions........        --               --               --              --
                                                         ------------     ------------     -----------     ------------
   Total dividends and distributions.................      (3,229,284)      (6,438,189)     (2,034,800)      (3,934,393)
                                                         ------------     ------------     -----------     ------------

Increase (decrease) from capital share transactions
 (Note 5)............................................      (6,342,051)       9,427,327      (6,292,751)     (11,088,403)
                                                         ------------     ------------     -----------     ------------
   Total increase (decrease) in net assets...........      (8,655,410)       6,723,787      (7,445,931)     (13,483,428)

NET ASSETS:
 Beginning of period.................................     116,485,648      109,761,861      71,313,469       84,796,897
                                                         ------------     ------------     -----------     ------------
 End of period.......................................   $ 107,830,238    $ 116,485,648    $ 63,867,538    $  71,313,469
                                                         ============     ============     ===========     ============

                                                                                                   Vista
                                                                   Vista                         Short-Term
                                                                   Bond                             Bond
                                                                   Fund                             Fund
                                                       -----------------------------    ----------------------------
                                                        Six Months         Year          Six Months         Year
                                                          Ended            Ended           Ended           Ended
                                                         04/30/97        10/31/96         04/30/97        10/31/96
                                                       ------------    -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................  $    694,567    $   2,954,280    $  1,512,184    $  2,340,613
 Net realized gain (loss) on investments and futures
   transactions......................................        26,657          406,668         (25,239)        (12,737)
 Change in net unrealized appreciation/depreciation
   on investments and futures........................      (428,252)      (2,461,517)       (334,503)        147,029
                                                        -----------     ------------     -----------     -----------
   Increase in net assets from operations............       292,972          899,431       1,152,442       2,474,905
                                                        -----------     ------------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I)
 Net investment income...............................      (662,762)      (2,951,527)     (1,502,395)     (2,319,533)
 Net realized gain on investment transactions........      (421,167)        (293,787)        --              --
                                                        -----------     ------------     -----------     -----------
   Total dividends and distributions.................    (1,083,929)      (3,245,314)     (1,502,395)     (2,319,533)
                                                        -----------     ------------     -----------     -----------
Increase (decrease) from capital share transactions
 (Note 5)............................................     3,298,609      (35,353,068)     (7,980,446)     16,257,372
                                                        -----------     ------------     -----------     -----------
   Total increase (decrease) in net assets...........     2,507,652      (37,698,951)     (8,330,399)     16,412,744
NET ASSETS:
 Beginning of period.................................    19,585,940       57,284,891      52,658,492      36,245,748
                                                        -----------     ------------     -----------     -----------
 End of period.......................................  $ 22,093,592    $  19,585,940    $ 44,328,093    $ 52,658,492
                                                        ===========     ============     ===========     ===========

---------------

* In 1996, the Fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista U.S. Treasury Income Fund ("VUSTI") (formerly the Vista U.S. Government Income Fund), Vista U.S. Government Securities Fund ("VUSGS"), Vista Bond Fund ("VBF"), and Vista Short-Term Bond Fund ("VSTBF"), collectively, the "Funds", are four separate portfolios of The Trust.

The Funds offer various classes of shares as follows:

 Fund                                    Classes Offered
------     ---------------------------------------------------------------------------
VUSTI      Class A, Class B
VUSGS      Class A, Institutional
VBF        Class A, Class B, Institutional
VSTBF      Class A, Institutional

Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Funds:

    A. Valuation of investments -- Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

    C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

    As of April 30, 1997, the Funds had no outstanding futures contracts.

    D. Written options -- When a Fund writes an option an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

    The VUSTI writes options on U.S. Treasury futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of April 30, 1997, VUSTI had no outstanding written options.

    E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums, except VUSTI, and accretion of discounts.

    F. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

    G. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

    H. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

    I. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

    J. Dollar rolls -- The funds (with the exception of VUSTI) enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Adviser") acts as the Investment Adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30%, 0.30%, 0.30% and 0.25% of the average daily net assets for VUSTI, VUSGS, VBF and VSTBF, respectively. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% for VUSTI, VUSGS and VBF, and 0.10% for VSTBF of average daily net assets.

    B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Funds.

    Since inception of the Funds, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds. The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in
    Note 2.E. below.

    C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for its distribution services.

    The Distributor voluntarily waived all or a portion of distribution fees as outlined in Note 2.E. below.

    D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from each Fund a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    E. Waivers of fees -- For the six month period ended April 30, 1997, the Investment Adviser, Shareholder Servicing Agent, Administrator and Distributor voluntarily waived fees for each of the Funds as follows:

                     Fee                      VUSTI       VUSGS        VBF         VSTBF
    -------------------------------------   ---------    --------    --------    ---------
    Administration.......................      --           --       $ 11,163    $  25,206
    Distribution.........................      --        $  4,175       --           4,781
    Investment Advisory..................   $  40,879       --         33,492       63,014
    Shareholder Servicing................     121,417      17,338      26,593       35,418
                                            ---------    --------    --------    ---------
    Total................................   $ 162,296    $ 21,513    $ 71,248    $ 128,419
                                            ---------    --------    --------    ---------
    Distributor Reimbursement............      --           --       $ 25,232       --
                                            =========    ========    ========    =========

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees.

3. INVESTMENT TRANSACTIONS -- For the six month period ended April 30, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                 VUSTI            VUSGS            VBF            VSTBF
                              ------------    -------------    ------------    ------------
Purchases (excluding U.S.
  Government)..............        --              --          $ 10,064,333    $ 20,748,521
Sales (excluding U.S.
  Government)..............        --         $  13,587,817       8,476,107      18,988,809
Purchases of U.S.
  Government...............   $ 27,309,285      103,551,868      35,837,380      80,109,755
Sales of U.S. Government...     32,244,698      107,344,687      36,807,432      88,013,192

Written Option Transactions:

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 1997 are as follows:

                                VUSTI           VUSGS            VBF            VSTBF
                            -------------    ------------    ------------    ------------
    Aggregate cost.......   $ 108,018,920    $ 70,968,473    $ 22,228,645    $ 44,047,235
                            =============     ===========     ===========     ===========
    Gross unrealized
      appreciation.......   $     227,976    $    301,322    $     60,596    $     87,412
    Gross unrealized
      depreciation.......      (2,136,222)       (196,315)       (225,910)       (109,935)
                            -------------    ------------    ------------    ------------
    Net unrealized
      appreciation.......   $  (1,908,246)   $    105,007    $   (165,314)   $    (22,523)
                            =============     ===========     ===========     ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                              Vista U.S. Treasury Income Fund#
                                   ------------------------------------------------------
                                           11/01/96
                                            Through                    Year Ended
                                           04/30/97                 October 31, 1996*
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class A
Shares sold....................... $  7,301,885      661,436    $ 33,787,054    3,035,946
Shares issued in reinvestment of
  distributions...................    1,960,488      178,010       3,763,710      337,488
Shares redeemed...................  (15,571,643)  (1,412,469)    (28,490,015)  (2,565,254)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $ (6,309,270)    (573,023)   $  9,060,749      808,180
                                   ============   ==========    ============   ==========

                                              Vista U.S. Treasury Income Fund#
                                   ------------------------------------------------------
                                           11/01/96
                                            Through                    Year Ended
                                           04/30/97                 October 31, 1996*
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class B
Shares sold....................... $  1,744,089      159,386    $  4,293,818      385,579
Shares issued in reinvestment of
  distributions...................      199,838       18,179         431,500       38,790
Shares redeemed...................   (1,976,708)    (179,977)     (4,358,740)    (391,659)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $    (32,781)      (2,412)   $    366,578       32,710
                                   ============   ==========    ============   ==========

                                           Vista U.S. Government Securities Fund
                                   ------------------------------------------------------
                                           11/01/96                     05/06/96
                                            Through                      Through
                                           04/30/97                    10/31/96**
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class A
Shares sold....................... $    306,915       31,296    $  3,347,216      348,260
Shares issued in reinvestment of
  distributions...................       90,271        9,186          69,915        7,191
Shares redeemed...................     (311,927)     (31,864)       (181,268)     (18,687)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $     85,259        8,618    $  3,235,863      336,764
                                   ============   ==========    ============   ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                           Vista U.S. Government Securities Fund*
                                   ------------------------------------------------------
                                           11/01/96                     05/06/96
                                            Through                      Through
                                           04/30/97                     10/31/96
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $  7,642,363      776,159    $ 16,871,922    1,703,494
Shares issued in reinvestment of
  distributions...................      239,320       24,383         249,093       25,455
Shares redeemed...................  (14,259,693)  (1,458,246)    (31,445,280)  (3,182,479)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $ (6,378,010)    (657,704)   $(14,324,265)  (1,453,530)
                                   ============   ==========    ============   ==========

                                                      Vista Bond Fund
                                   ------------------------------------------------------
                                           11/01/96                     05/06/96
                                            Through                      Through
                                           04/30/97                    10/31/96**
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class A
Shares sold....................... $  3,099,540      297,104    $  1,019,597       97,355
Shares issued in reinvestment of
  distributions...................       34,732        3,323           6,269          593
Shares redeemed...................      (79,062)      (7,505)        (59,799)      (5,712)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $  3,055,210      292,922    $    966,067       92,236
                                   ============   ==========    ============   ==========

                                                      Vista Bond Fund
                                   ------------------------------------------------------
                                           11/01/96                     05/06/96
                                            Through                      Through
                                           04/30/97                    10/31/96**
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class B
Shares sold....................... $    953,570       88,974    $  1,149,672      109,737
Shares issued in reinvestment of
  distributions...................       41,411        3,934           9,106          862
Shares redeemed...................     (753,289)     (70,392)       (362,816)     (34,256)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $    241,692       22,516    $    795,962       76,343
                                   ============   ==========    ============   ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                      Vista Bond Fund
                                   ------------------------------------------------------
                                           11/01/96
                                            Through                    Year Ended
                                           04/30/97                 October 31, 1996
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $  3,729,848      350,925    $  7,747,917      718,508
Shares issued in reinvestment of
  distributions...................      815,762       77,937       3,072,283      286,096
Shares redeemed...................   (4,543,903)    (438,091)    (47,935,297)  (4,597,662)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $      1,707       (9,229)   $(37,115,097)  (3,593,058)
                                   ============    ==========    ===========    ==========

                                                 Vista Short-Term Bond Fund
                                   ------------------------------------------------------
                                           11/01/96                     05/06/96
                                            Through                      Through
                                           04/30/97                    10/31/96**
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class A
Shares sold....................... $  8,930,611      886,484    $  9,842,672      980,691
Shares issued in reinvestment of
  distributions...................      224,374       22,300         180,407       17,971
Acquisition from Hanover Merger...           --           --       9,525,310      944,428
Shares redeemed...................  (10,805,563)  (1,074,584)    (10,152,955)  (1,010,716)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $ (1,650,578)    (165,800)   $  9,395,434      932,374
                                   ============   ==========    ============   ==========

                                                 Vista Short-Term Bond Fund
                                   ------------------------------------------------------
                                           11/01/96
                                            Through                    Year Ended
                                           04/30/97                 October 31, 1996
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $  5,478,808      542,908    $ 23,871,765    2,370,072
Shares issued in reinvestment of
  distributions...................    1,100,221      109,150       1,898,858      188,565
Shares redeemed...................  (12,908,898)  (1,279,056)    (18,908,685)  (1,880,725)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $ (6,329,869)    (626,998)   $  6,861,938      677,912
                                   ============   ==========    ============   ==========

---------------

 * In 1996, the Fund changed its fiscal year end from November 30 to October 31. The period shown is December 1, 1995 through October 31, 1996.
 # Formerly known as the Vista U.S. Government Income Fund.
** Commencement of offering class of shares.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

6. RETIREMENT PLAN -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were as follows:

                                                                              Accrued
                                                                 Pension      Pension
                                                                 Expenses     Liability
                                                                 --------     -------
VUSTI........................................................     $1,288      $7,393
VUSGS........................................................        846       5,096
VBF..........................................................        232       1,479
VSTBF........................................................        554       3,575

7. ACQUISITION -- On May 6, 1996, The Vista U.S. Government Securities Fund acquired the net assets of the Hanover U.S. Government Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $81 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in the financial statements for VUSGS for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

Also on May 6, 1996, the Vista Short-Term Bond Fund acquired all the net assets (approximately $9.5 million) of the Hanover Short Term U.S. Government Fund pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares, whereby the Hanover Shareholders surrendered 976,558 shares (net assets of $9.5 million) of the Hanover Short Term U.S. Government Fund in exchange for 944,428 shares of the Vista Short-Term Bond Fund. The post-merger net assets of the combined Fund were approximately $46,118,000.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                             Vista U.S. Treasury Income Fund**
                                                         --------------------------------------------------------------------------
                                                                                          Class A
                                                         --------------------------------------------------------------------------
                                                         11/01/96                               Year Ended
                                                          Through      ------------------------------------------------------------
                                                         04/30/97      10/31/96     10/31/95     10/31/94     10/31/93     10/31/92
                                                         ---------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................      $ 11.13    $  11.40      $ 10.60      $ 12.10      $ 11.68      $ 11.53
                                                           -------    --------      -------      -------      -------      -------
 Income from Investment Operations:
   Net Investment Income.............................        0.324       0.655        0.699        0.646        0.666        0.786
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................       (0.233)     (0.268)       0.798       (1.297)       0.699        0.267
                                                           -------    --------      -------      -------      -------      -------
   Total from Investment Operations..................        0.091       0.387        1.497       (0.651)       1.365        1.053
                                                           -------    --------      -------      -------      -------      -------
 Less Distributions:
   Dividends from Net Investment Income..............        0.321       0.656        0.697        0.646        0.667        0.786
   Distributions from Capital Gains..................           --          --           --        0.203        0.287        0.111
                                                           -------    --------      -------      -------      -------      -------
   Total Distributions...............................        0.321       0.656        0.697        0.849        0.954        0.897
                                                           -------    --------      -------      -------      -------      -------
Net Asset Value, End of Period.......................      $ 10.90    $  11.13      $ 11.40      $ 10.60      $ 12.10      $ 11.68
                                                           =======    ========      =======      =======      =======      =======
Total Return (1).....................................         0.83%       3.56%       14.59%       (5.58%)      12.35%        9.40%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).............      $97,306    $111,482      $99,109      $99,524      $93,039      $59,391
 Ratio of Expenses to Average Net Assets #...........         0.90%       0.90%        0.87%        0.76%        0.75%        0.38%
 Ratio of Net Investment Income to Average
    Net Assets #.....................................         5.92%       5.89%        6.37%        5.74%        5.61%        6.52%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................         1.21%       1.29%        1.40%        1.28%        1.14%        1.34%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses to Average Net Assets #...         5.61%       5.50%        5.84%        5.22%        5.22%        5.56%
Portfolio Turnover Rate..............................           25%        103%         164%         163%         296%         514%


                                                             Vista U.S. Treasury Income Fund**
                                                       -----------------------------------------------
                                                                           Class B
                                                       -----------------------------------------------
                                                       11/01/96          Year Ended           11/04/93*
                                                       Through      ---------------------     Through
                                                       04/30/97     10/31/96     10/31/95     10/31/94
                                                       --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................  $ 11.11      $ 11.37      $ 10.59      $ 11.98
                                                       -------      -------      -------      -------
 Income from Investment Operations:
   Net Investment Income.............................    0.284        0.571        0.621        0.592
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................   (0.238)      (0.265)       0.797       (1.187)
                                                       -------      -------      -------      -------
   Total from Investment Operations..................    0.046        0.306        1.418       (0.595)
                                                       -------      -------      -------      -------
 Less Distributions:
   Dividends from Net Investment Income..............    0.276        0.566        0.638        0.592
   Distributions from Capital Gains..................       --           --           --        0.203
                                                       -------      -------      -------      -------
   Total Distributions...............................    0.276        0.566        0.638        0.795
                                                       -------      -------      -------      -------
Net Asset Value, End of Period.......................  $ 10.88      $ 11.11      $ 11.37      $ 10.59
                                                       =======    =========    =========    =========
Total Return (1).....................................     0.42%        2.82%       13.80%       (5.18%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).............  $10,524      $10,764      $10,652      $ 5,184
 Ratio of Expenses to Average Net Assets #...........     1.64%        1.64%        1.62%        1.50%
 Ratio of Net Investment Income to Average
    Net Assets #.....................................     5.18%        5.12%        5.53%        5.28%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................     1.71%        1.79%        1.89%        1.78%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses to Average Net Assets #...     5.11%        4.97%        5.26%        5.00%
Portfolio Turnover Rate..............................       25%         103%         164%         163%

---------------

(1) Total return figures do not include the effect of any sales load.
 *  Commencement of operations.
 #  Short periods have been annualized.
 ** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                  Vista U.S. Government
                                                                     Securities Fund
                                                                 ------------------------
                                                                         Class A
                                                                 ------------------------
                                                                 11/01/96      05/06/96**
                                                                 Through        Through
                                                                 04/30/97       10/31/96
                                                                 --------      ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period........................     $  9.90        $   9.62
                                                                 -------         -------
Income from Investment Operations:
 Net Investment Income......................................       0.274           0.259
 Net Gains or Losses in Securities (both realized and
   unrealized)..............................................      (0.157)          0.255
                                                                 -------         -------
   Total from Investment Operations.........................       0.117           0.514
                                                                 -------         -------
Less Distributions:
 Dividends from Net Investment Income.......................       0.267           0.234
 Distributions from Capital Gains...........................          --              --
                                                                 -------         -------
   Total Distributions......................................       0.267           0.234
                                                                 -------         -------
Net Asset Value, End of Period..............................     $  9.75        $   9.90
                                                                 =======         =======
Total Return (1)............................................        1.20%           5.41%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................     $ 3,368        $  3,333
   Ratio of Expenses to Average Net Assets: #...............        1.05%           1.05%
   Ratio of Net Investment Income to Average
    Net Assets: #...........................................        5.63%           5.50%
   Ratio of Expenses Without Waivers and Assumption of
    Expenses to Average Net Assets: #.......................        1.98%           1.55%
   Ratio of Net Investment Income Without Waivers and
    Assumption of Expenses to Average Net Assets: #.........        4.70%           5.00%
Portfolio Turnover Rate.....................................         167%            101%




                                                                          Vista U.S. Government Securities Fund
                                                              -----------------------------------------------------------------
                                                                                           Class I
                                                              -----------------------------------------------------------------
                                                              11/01/96      12/01/95(2)          Year Ended            02/19/93*
                                                              Through         Through      ----------------------       Through
                                                              04/30/97       10/31/96      11/30/95      11/30/94      11/30/93
                                                              --------      -----------    --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period........................  $  9.89        $   10.18     $  9.23       $ 10.27       $  10.00
                                                              -------          -------     -------       -------       --------
Income from Investment Operations:
 Net Investment Income......................................    0.284            0.501       0.560         0.500          0.340
 Net Gains or Losses in Securities (both realized and
   unrealized)..............................................   (0.156)          (0.302)      0.950        (0.940)         0.270
                                                              -------          -------     -------       -------       --------
   Total from Investment Operations.........................    0.128            0.199       1.510        (0.440)         0.610
                                                              -------          -------     -------       -------       --------
Less Distributions:
 Dividends from Net Investment Income.......................    0.288            0.489       0.560         0.500          0.340
 Distributions from Capital Gains...........................       --               --          --         0.100             --
                                                              -------          -------     -------       -------       --------
   Total Distributions......................................    0.288            0.489       0.560         0.600          0.340
                                                              -------          -------     -------       -------       --------
Net Asset Value, End of Period..............................  $  9.73        $    9.89     $ 10.18       $  9.23       $  10.27
                                                              =======          =======     =======       =======       ========
Total Return (1)............................................     1.31%            2.09%      16.82%        -4.41%          6.16%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................  $60,500        $  67,980     $83,304       $83,649       $ 86,089
   Ratio of Expenses to Average Net Assets: #...............     0.85%            0.85%       0.85%         0.85%          0.85%
   Ratio of Net Investment Income to Average
    Net Assets: #...........................................     5.81%            5.55%       5.78%         5.15%          4.26%
   Ratio of Expenses Without Waivers and Assumption of
    Expenses to Average Net Assets: #.......................     0.94%            1.04%       1.11%         1.04%          1.04%
   Ratio of Net Investment Income Without Waivers and
    Assumption of Expenses to Average Net Assets: #.........     5.72%            5.36%       5.52%         4.96%          4.07%
Portfolio Turnover Rate.....................................      167%             101%        220%          134%            37%

---------------

 *  Commencement of operations.
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized
(1) Total return figures do not include the effect of any sales load.
(2) In 1996, the Fund changed its fiscal year end from November 30 to October
    31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                     Vista Bond Fund
                                                       -------------------------------------------
                                                             Class A                 Class B
                                                       -------------------     -------------------
                                                       11/01/96   05/06/96*    11/01/96   05/06/96*
                                                       Through    Through      Through    Through
                                                       04/30/97   10/31/96     04/30/97   10/31/96
                                                       --------   --------     --------   --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................   $10.71     $10.39       $10.76     $10.39
                                                       -------    -------      -------    -------
 Income from Investment Operations
   Net Investment Income.............................    0.303      0.288        0.286      0.233
   Net Gains or (Losses) in Securities (both realized
    and unrealized)..................................   (0.166)     0.310       (0.165)     0.368
                                                       -------    -------      -------    -------
   Total from Investment Operations..................    0.137      0.598        0.121      0.601
                                                       -------    -------      -------    -------
 Less Distributions
   Dividends from Net Investment Income..............    0.287      0.278        0.261      0.231
   Distributions from Capital Gains..................    0.210         --        0.210         --
                                                       -------    -------      -------    -------
   Total Distributions...............................    0.497      0.278        0.471      0.231
                                                       -------    -------      -------    -------
Net Asset Value, End of Period.......................   $10.35     $10.71       $10.41     $10.76
                                                       =======   ========     ========   ========
Total Return (1).....................................     1.30%      5.95%        1.15%      6.12%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............   $3,988     $  988       $1,029     $  821
 Ratio of Expenses to Average Net Assets #...........     0.90%      0.90%        1.64%      1.65%
 Ratio of Net Investment Income to Average
   Net Assets #......................................     6.10%      5.75%        5.12%      4.97%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................     2.76%      2.39%        3.73%      2.93%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................     4.24%      4.26%        3.03%      3.69%
Portfolio Turnover Rate..............................      215%       122%         215%       122%



                                                                                  Vista Bond Fund
                                                       ---------------------------------------------------------------------
                                                                                Institutional Class
                                                       ---------------------------------------------------------------------
                                                       11/01/96                 Year  Ended                        07/01/92**
                                                       Through    --------------------------------------------      Through
                                                       04/30/97   10/31/96  10/31/95     10/31/94     10/31/93      10/31/92
                                                       --------   --------  --------     --------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................  $ 10.71    $ 10.91   $ 10.08      $ 11.30      $ 10.76       $  10.70
                                                       -------    -------   -------      -------      -------      ---------
 Income from Investment Operations
   Net Investment Income.............................    0.330      0.665     0.687        0.667        0.622          0.240
   Net Gains or (Losses) in Securities (both realized
    and unrealized)..................................   (0.162)    (0.148)    0.854       (1.140)       0.629          0.110
                                                       -------    -------   -------      -------      -------      ---------
   Total from Investment Operations..................    0.168      0.517     1.541       (0.473)       1.251          0.350
                                                       -------    -------   -------      -------      -------      ---------
 Less Distributions
   Dividends from Net Investment Income..............    0.318      0.662     0.687        0.667        0.684          0.240
   Distributions from Capital Gains..................    0.210      0.055     0.024        0.081        0.026          0.050
                                                       -------    -------   -------      -------      -------      ---------
   Total Distributions...............................    0.528      0.717     0.711        0.748        0.710          0.290
                                                       -------    -------   -------      -------      -------      ---------
Net Asset Value, End of Period.......................  $ 10.35    $ 10.71   $ 10.91      $ 10.08      $ 11.30       $  10.76
                                                       =======   ========   =======      =======      =======      =========
Total Return (1).....................................     1.60%      4.90%    15.83%       (4.30%)      12.63%          3.36%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............  $17,077    $17,777   $57,285      $52,439      $61,155       $ 45,401
 Ratio of Expenses to Average Net Assets #...........     0.50%      0.36%     0.31%        0.31%        0.31%          0.30%
 Ratio of Net Investment Income to Average
   Net Assets #......................................     6.30%      6.23%     6.56%        6.27%        6.15%          6.74%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................     1.15%      0.87%     0.87%        0.92%        0.82%          0.73%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................     5.65%      5.72%     6.00%        5.66%        5.64%          6.31%
Portfolio Turnover Rate..............................      215%       122%       30%          17%          20%             3%

---------------

(1) Total return figures do not include the effect of any sales load.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.
  # Short periods have been annualized.
  * Commencement of offering class of shares.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                       Vista Short-Term Bond Fund
                                          ------------------------------------------------------------------------------------
                                                Class A                               Institutional Class
                                          -------------------     ------------------------------------------------------------
                                          11/01/96   05/06/96*    11/01/96                       Year Ended
                                          Through    Through      Through      -----------------------------------------------
                                          04/30/97   10/31/96     04/30/97     10/31/96     10/31/95     10/31/94     10/31/93
                                          --------   --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period....   $10.10     $10.03      $ 10.12      $ 10.08      $  9.91      $ 10.14      $ 10.26
                                           ------    -------      -------      -------      -------      -------      -------
 Income from Investment Operations
   Net Investment Income................    0.240      0.262        0.253        0.561        0.542        0.465        0.489
   Net Gains or (Losses) in Securities
    (both realized and unrealized)......   (0.076)     0.072       (0.072)       0.035        0.168       (0.230)      (0.073)
                                           ------    -------      -------      -------      -------      -------      -------
   Total from Investment Operations.....    0.164      0.334        0.181        0.596        0.710        0.235        0.416
                                           ------    -------      -------      -------      -------      -------      -------
 Less Distributions
   Dividends from Net Investment
    Income..............................    0.234      0.264        0.251        0.556        0.542        0.465        0.536
   Distributions from Capital Gains.....       --         --           --           --           --           --           --
                                           ------    -------      -------      -------      -------      -------      -------
   Total Distributions..................    0.234      0.264        0.251        0.556        0.542        0.465        0.536
                                           ------    -------      -------      -------      -------      -------      -------
Net Asset Value, End of Period..........   $10.03     $10.10      $ 10.05      $ 10.12      $ 10.08      $  9.91      $ 10.14
                                           ======    =======      =======      =======      =======      =======      =======
Total Return (1)........................    2.13%      3.41%        2.33%        6.10%        7.37%        2.38%        4.73%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted).............................   $7,690     $9,416      $36,638      $43,242      $36,246      $35,987      $70,963
 Ratio of Expenses to Average Net Assets
   #....................................    0.75%      0.75%        0.42%        0.35%        0.32%        0.31%         .31%
 Ratio of Net Investment Income to
   Average Net Assets #.................    5.73%      5.28%        6.05%        5.59%        5.41%        4.59%        5.25%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #.............................    1.30%      1.45%        0.92%        0.89%        0.90%        0.86%        0.76%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #....................................    5.18%      4.58%        5.55%        5.05%        4.83%        4.05%        4.80%
Portfolio Turnover Rate.................     211%       158%         211%         158%          62%          44%          17%

                                          Vista Short-Term
                                              Bond Fund
                                         -------------------
                                         Institutional Class
                                         -------------------
                                              07/01/92**
                                              Through
                                              10/31/92
                                             ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period....   $  10.28
                                            -------
 Income from Investment Operations
   Net Investment Income................      0.190
   Net Gains or (Losses) in Securities
    (both realized and unrealized)......     (0.010)
                                            -------
   Total from Investment Operations.....      0.180
                                            -------
 Less Distributions
   Dividends from Net Investment
    Income..............................      0.200
   Distributions from Capital Gains.....         --
                                            -------
   Total Distributions..................      0.200
                                            -------
Net Asset Value, End of Period..........   $  10.26
                                            =======
Total Return (1)........................      1.67%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted).............................   $ 81,327
 Ratio of Expenses to Average Net Assets
   #....................................      0.30%
 Ratio of Net Investment Income to
   Average Net Assets #.................      5.66%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #.............................      0.66%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #....................................      5.30%
Portfolio Turnover Rate.................         0%

---------------

(1) Total return figures do not include the effect of any sales load.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31. # Short periods have been annualized.
 * Commencement of offering class of shares

                       See notes to financial statements.

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

The financial information in this report has been taken from the books and records of the Funds without examination by independent accountants, who express no opinion thereto.

                                                                      VBND-3-697

VISTA
FAMILY OF MUTUAL FUNDS
MANAGED BY CHASE MANHATTAN
---------------------------------------------------------------

- VISTA EUROPEAN FUND
   (Class A and Class B Shares)

- VISTA SOUTHEAST ASIAN FUND
   (Class A and Class B Shares)

- VISTA JAPAN FUND
   (Class A and Class B Shares)

- VISTA INTERNATIONAL EQUITY FUND
   (Class A and Class B Shares)
---------------------------------------------------------------

--------------------------------------------------------------------------------

                               SEMIANNUAL REPORT
                                 APRIL 30, 1997
                                  (UNAUDITED)

CONTENTS

       Chairman's Letter                                                1
       Fund Commentaries                                                2
       Portfolio of Investments                                        10
       Notes to Financial Statements                                   25
       Per Share Data                                                  34

--------------------------------------------------------------------------------
Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.
--------------------------------------------------------------------------------

Watch for the completed redesign when you receive your next Annual Report.

                                                                    May 23, 1997

Dear Shareholder:

We are pleased to present the semi-annual reports for the following Vista International Funds for the six months ended April 30, 1997:

    - International Equity Fund            - Japan Fund
    - European Fund                        - Southeast Asian Fund

EUROPEAN MARKETS FORGE AHEAD WHILE JAPANESE STOCKS FALTER

Global equity markets diverged on hemispheric lines during the six months ended April 30, 1997, with markets in the United States, Europe and Latin America posting robust gains while those in Japan and most of Southeast Asia turning in negative performance.

As measured by the MSCI Europe Index, European equity markets had a dollar-based total return of 11.96% for the six-month period as investors responded positively to generally lower interest rates and improving corporate performance. Despite low interest rates in Japan, however, the situation was far different as the stock market continued to suffer from a lack of widespread economic growth and concerns over new taxes. For the period, the Tokyo SE (Topix) 1st Section declined (-7.05%) sharply.

LATIN AMERICAN EQUITY RETURNS AMONG WORLD'S BEST

Latin American equity markets were clearly world beaters during the reporting period, with the MSCI Latin American Index gaining 25.42% as the Brazilian market led the way. These high returns were not matched in the emerging markets of Southeast Asia, however, as concerns about US interest rates held most regional markets down.

While it is impossible to predict the performance of these international markets over the short term, it's clear that more and more of the world's population is embracing capitalist enterprise and the financial markets. This is creating excellent long-term prospects for diversified investors who are able to tolerate occasional periods of volatility.

We appreciate that you have chosen Vista to manage your international investments and look forward to serving your investment needs for many years to come.

Sincerely,
/s/ Fergus Reid
Fergus Reid
Chairman
--------------------------------------------------------------------------------
INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

VISTA EUROPEAN FUND

Vista European Fund, which seeks long-term growth of capital by investing primarily in the common stocks of established companies in Western Europe, provided shareholders with a total return of 13.37% (Class A Shares, without sales charges) for the six months ended April 30, 1997.

Throughout the reporting period, European markets were supported by improvements in economic growth, a continuation of relaxed monetary policies, low inflation and further corporate restructuring that led to many positive earnings surprises. The Fund's management team was able to take advantage of these trends to a large extent, outperforming its benchmark while overcoming the effects of a stronger dollar.

FUND BEGINS REDUCING FINANCIAL SECTOR HOLDINGS

The Fund began the period heavily weighted in financial and other interest-rate sensitive sectors. This positioning resulted from the management team's positive view of prospects for European Monetary Union and the downward pressure on interest rates as countries sought to meet the Maastricht criteria. However, as signs of stronger economic growth began to appear in late 1996 and early 1997, the management team took profits on its interest rate-sensitive holdings in favor of investments in companies it believed most likely to benefit from faster growth.

Throughout the reporting period, the Fund maintained its emphasis on restructuring companies, especially those with the potential to provide positive earnings surprises. This focus proved beneficial as the general trend towards restructuring picked up steam throughout the continent, especially in France and Germany. The management team considers restructuring to be representative of a sea change in the way European companies do business and, therefore, intends to maintain a restructuring emphasis for the foreseeable future.

FUND EFFECTIVELY MANAGES CURRENCY RISK

Given that the Fund is U.S. dollar denominated, but invests primarily in non-dollar securities, the growing strength of the dollar relative to most European currencies was of primary importance to the management team. In understanding the full impact of the rising dollar, remember that while it cuts into the gains of U.S. investors after the effects of currency conversion are taken into account, it also makes the American-bound exports of companies in which the Fund invests more competitive. The management team's decision to use currency hedges was an important factor in the Fund's performance in early 1997, as were investments in companies it believed would benefit through exports.

As we've said before, this is an exciting time in Europe. Although there will certainly be periods of uncertainty on the way to monetary union and the full restructuring of European business, your management team maintains a bullish outlook on the future and intends to help you profit from it.

                              VISTA EUROPEAN FUND
                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 4/30/97

                                  WITHOUT           WITH
       CLASS A SHARES           SALES CHARGE    SALES CHARGE
                                ------------    ------------
One Year.....................      22.55%          16.73%
Since Inception (11/2/95)....      23.38%          19.43%

                                  WITHOUT           WITH
       CLASS B SHARES               CDSC           CDSC*
                                ------------    ------------
One Year.....................      21.61%          16.61%
Since Inception (11/3/95)....      22.50%          20.07%

* Assumes a 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                               GROWTH OF $10,000

                                                                      LIPPER
      MEASUREMENT PERIOD             VISTA        MSCI EUROPE     EUROPEAN FUNDS
    (FISCAL YEAR COVERED)        EUROPEAN FUND       INDEX            AVERAGE
10/31/95                               9525.00        10000.00        10000.00
11/30/95                               9544.05        10075.00         9926.00
12/31/95                               9699.31        10397.40        10111.62
01/31/96                               9766.00        10469.14        10283.51
02/29/96                              10118.53        10663.87        10611.56
03/31/96                              10442.48        10795.03        10824.85
04/30/96                              10642.56        10877.08        11007.79
05/31/96                              10814.06        10965.18        11286.29
06/30/96                              11216.13        11090.18        11383.35
07/31/96                              10832.35        10954.88        11089.66
08/31/96                              11081.81        11283.53        11414.59
09/30/96                              11340.86        11525.00        11575.53
10/31/96                              11503.97        11795.83        11791.99
11/30/96                              12060.46        12397.42        12317.92
12/31/96                              12425.06        11542.00        12569.20
01/31/97                              12581.94        11576.63        12672.27
02/28/97                              12864.33        11732.91        12845.88
03/31/97                              13125.80        12115.40        13136.20
04/30/97                              13042.13        12058.46        12937.84

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista European Fund, the Lipper European Equity Funds Average and the MSCI Europe Index from 11/30/95 through 4/30/97. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper European Equity Funds Average represents the average performance of a universe of 69 actively managed mutual funds that invest in European stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Europe Index is unmanaged and is a replica (or model) of the performance of the European equity markets; return figures assume the reinvestment of dividends. An individual cannot invest in the index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

VISTA SOUTHEAST ASIAN FUND

Vista Southeast Asian Fund, which seeks long-term growth of capital by investing in the stocks of companies located in the Pacific Rim (excluding Japan), had a total return of -0.04% (Class A shares, without sales charges) for the six-month period ended April 30, 1997.

FUND FOCUSES ON COUNTRY SELECTION

The Fund benefited throughout the reporting period from a very careful approach to country selection. Hong Kong and Malaysian companies, the region's best performers, were overweighted during most of the period, although holdings in Malaysia were reduced during the first four months of 1997. Perhaps more importantly, the Fund avoided investments in the poorly-performing Thailand market due to concern over that country's fiscal situation.

Another major factor in many Southeast Asian markets, during the latter part of the reporting period, was the volatility in U.S. interest rates. With many of these countries' rates tied closely to those in the US, the management team believes a sustained advance may require a clarification of US interest rate direction.

The management team is confident that the impending Chinese takeover of Hong Kong, the region's largest market, should be relatively smooth given China's stated desire to have Hong Kong retain its position as a center of global commerce. In fact, the Fund ended the reporting period overweight in Hong Kong based on attractive price-to-earnings growth characteristics.

SOUTHEAST ASIAN MARKETS NO LONGER MOVE IN TANDEM

The major lesson for investors during the period was in the performance divergence among markets in the region. Gone are the days when Southeast Asian markets rose and fell together, as countries' differing economic policies and favored industries now cause their markets to perform in unique ways. This divergence places a premium on the Fund's disciplined approach to country and security selection.

                           VISTA SOUTHEAST ASIAN FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                 AS OF 4/30/97

                                  WITHOUT           WITH
       CLASS A SHARES           SALES CHARGE    SALES CHARGE
                                ------------    ------------
One Year.....................      -0.87%          -5.58%
Since Inception (11/2/95)....      12.74%           9.13%

                                  WITHOUT           WITH
       CLASS B SHARES               CDSC           CDSC*
                                ------------    ------------
One Year.....................      -1.63%          -6.30%
Since Inception (11/3/95)....      11.91%           9.37%

* Assumes a 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                               GROWTH OF $10,000

                                                                     LIPPER
                                    VISTA           MSCI PACIFIC     PACIFIC
      MEASUREMENT PERIOD        SOUTHEAST ASIAN       EX-JAPAN       EX-JAPAN
    (FISCAL YEAR COVERED)            FUND               INDEX        FUNDS AVG.
10/31/95                           9525.00            10000.00        10000.00
11/30/95                           9620.25             9857.60         9765.00
12/31/95                          10172.70            10279.00        10122.40
01/31/96                          11458.58            10966.01        10950.41
02/29/96                          11315.70            11130.84        10979.98
03/31/96                          11229.98            11191.93        10889.94
04/30/96                          11496.68            11612.07        11170.90
05/31/96                          11601.45            11478.02        11141.86
06/30/96                          11296.65            11286.53        10866.65
07/31/96                          10687.05            10547.05        10184.23
08/31/96                          11163.30            10934.68        10467.35
09/30/96                          11401.43            11088.66        10612.85
10/31/96                          11401.43            11011.19        10500.35
11/30/96                          12115.80            11511.62        11049.52
12/31/96                          12039.60            11475.14        11145.65
01/31/97                          12049.64            11584.79        11288.31
02/28/97                          12180.18            11706.44        11397.81
03/31/97                          11597.78            11597.78        10850.71
04/30/97                          11396.95            11090.12        10730.27

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Southeast Asian Fund, the Lipper Pacific Ex-Japan Funds Average and the MSCI Pacific Ex-Japan Index from 11/30/95 through 4/30/97. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Pacific Ex-Japan Funds Average represents the average performance of a universe of 86 actively managed mutual funds that invest in Asian stock markets with the exception of Japan. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI Pacific Ex-Japan Index is unmanaged and is a replica (or model) of the performance of the Pacific region equity markets, excluding Japan. Total return figures assume the reinvestment of dividends. An individual cannot invest in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

VISTA JAPAN FUND

Vista Japan Fund, which seeks long-term growth of capital by investing in the stocks of companies located in Japan, provided shareholders with a total return of 0.82% for the six months ended April 30, 1997 (Class A shares, without sales charges).

OUTSTANDING PERFORMANCE IN A TOUGH MARKET

While the Fund's returns may appear minimal in comparison to those achieved elsewhere in the world, it is quite impressive when one considers that the broad Japanese market had a return of -7.05%, as measured by the Tokyo SE (Topix) 1st
Section Index.

This tremendous outperformance was achieved for two reasons. First, the management team correctly anticipated that the yen would continue to weaken against the dollar. It, therefore, made extensive use of currency hedging to offset the negative effects of the falling yen on U.S. investors. The yen also played a part in the second key performance driver, which was the management team's focus on large Japanese exporting companies that tend to benefit when the yen is relatively weak.

JAPANESE STOCKS FINALLY SHOW SIGNS OF A TURNAROUND

As the reporting period ended, Japanese stocks were finally beginning to show signs of the long-awaited turnaround. However, the management team remains highly cautious given its belief that the Japanese market continues to be caught in a one step forward, two steps back mode and will ultimately require sustained economic growth for a general advance.

Given this cautious view, the Fund ended the reporting period with a broadly-diversified portfolio of Japanese securities and a significant amount of protective currency and other hedges. Among the signs the management team is looking for, before taking a more bullish stance, is widespread participation in the profits currently being earned only by the largest companies.

Despite the fact that Japan's equity markets have performed poorly for the past few years, the management team continues to be attracted by Japan's unique strengths: the world's second-largest economy, strong corporations, a highly-educated population and its unparalleled access to the world's fastest-growing economies.

                                VISTA JAPAN FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                 AS OF 4/30/97

                                  WITHOUT           WITH
       CLASS A SHARES           SALES CHARGE    SALES CHARGE
                                ------------    ------------
One Year.....................      -14.90%         -18.94%
Since Inception (11/2/95)....       -3.39%          -6.48%

                                  WITHOUT           WITH
       CLASS B SHARES               CDSC           CDSC*
                                ------------    ------------
One Year.....................      -15.58%         -19.73%
Since Inception (11/3/95)....       -4.08%          -6.62%

* Assumes a 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                               GROWTH OF $10,000

                                                   TOKYO SE      LIPPER JAPAN
      MEASUREMENT PERIOD          VISTA JAPAN     (TOPIX) 1ST    EQUITY FUNDS
    (FISCAL YEAR COVERED)            FUND           SECTION          AVG.
10/31/95                              9525.00        10000.00        10000.00
11/30/95                              9525.00        10577.60        10261.00
12/31/95                              9782.18        11082.05        10688.88
01/31/96                              9906.00        10931.96        10722.02
02/29/96                              9705.98        10750.60        10524.73
03/31/96                             10144.13        11104.98        10817.32
04/30/96                             10629.90        11844.64        11502.06
05/31/96                             10163.18        11264.27        11085.68
06/30/96                             10287.00        11312.44        11234.23
07/31/96                              9801.23        10756.71        10743.30
08/31/96                              9286.88        10297.84        10313.56
09/30/96                              9572.63        10588.11        10521.90
10/31/96                              8972.55         9877.45         9909.52
11/30/96                              9067.80         9950.23         9916.46
12/31/96                              8696.33         9182.20         9465.26
01/31/97                              8560.14         8191.43         8883.15
02/28/97                              8861.69         8348.34         8989.75
03/31/97                              8725.51         8036.53         8810.85
04/30/97                              9046.51         8227.80         9108.66

Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Japan Fund, the Lipper Japan Equity Funds Average and the Tokyo SE (Topix) 1st Section from 11/30/95 through 4/30/97. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Japan Equity Funds Average represents the average performance of a universe of 29 actively managed mutual funds that invest primarily in Japanese stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Topix, also known as the Tokyo Price Index, is an unmanaged capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by subindexes of 33 industry sectors and excludes temporary issues and preferred stocks. An individual cannot invest in the Index.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

VISTA INTERNATIONAL EQUITY FUND

Vista International Equity Fund, which seeks long-term growth of capital by investing in the common stocks of established overseas companies, provided shareholders with a total return of 4.55% (Class A shares, without sales charges) for the six months ended April 30, 1997.

FUND MAINTAINS ITS OVERWEIGHTING IN EUROPE

During a generally positive period for international equities, the Fund was able to outperform its benchmark by overweighting European equities while limiting exposure to the poorly-performing Japanese market.

Within Europe, markets were bolstered by improvements in economic growth, a continuation of relaxed monetary policies, low inflation and further corporate restructuring that led to many positive earnings surprises. The restructuring theme, in particular, remained evident in the Fund's holdings and was beneficial to overall performance.

Moving forward, the management team believes that the resumption of strong economic growth will be essential for progress in the Japanese equity markets. Until such growth is evident, the Fund will remain underweight in the country's securities.

MANAGEMENT TEAM CONTINUES TO BUILD POSITIONS IN LATIN AMERICA AND SOUTHEAST ASIA

With Latin American markets performing well, the Fund added to its positions in the region. In doing so, it focused on companies the management team believes will benefit from the ongoing process of economic reform. A slightly-overweight position was also maintained in Southeast Asia, with specific emphasis on Hong Kong-based companies, which the management team believes are well-positioned on a valuation basis. In both Latin America and Southeast Asia, a high degree of selectivity is being applied to both country and individual security decisions.

The management team believes that international markets offer long-term U.S. investors significant opportunities for capital appreciation. Using Vista's disciplined international stock management system, which includes tools that help smooth out the effects of currency fluctuations, the Fund will continue to be a source for a diversified portfolio of high-quality overseas investments.

                        VISTA INTERNATIONAL EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 4/30/97

                                  WITHOUT           WITH
       CLASS A SHARES           SALES CHARGE    SALES CHARGE
                                ------------    ------------
One Year.....................       1.80%          -4.57%
Since Inception (12/31/92)...       6.67%           5.48%

                                  WITHOUT           WITH
       CLASS B SHARES               CDSC           CDSC*
                                ------------    ------------
One Year.....................      -0.35%          -5.12%
Since Inception (12/31/92)...       6.20%           5.82%

 * Assumes a 5% CDSC for the one year period and a 2% CDSC for the period since inception.

                               GROWTH OF $10,000

                                     VISTA           LIPPER
      MEASUREMENT PERIOD         INTERNATIONAL   INTERNATIONAL     MSCI EAFE
    (FISCAL YEAR COVERED)         EQUITY FUND    FUNDS AVERAGE        INDEX
12/31/92                               9525.00        10000.00        10000.00
01/31/93                               9458.33        10035.00        10002.00
02/28/93                               9601.20        10262.79        10307.06
03/31/93                               9906.00        10845.72        11208.93
04/30/93                              10382.25        11396.68        12276.02
05/31/93                              10753.73        11637.15        12538.73
06/30/93                              10248.90        11389.28        12345.63
07/31/93                              10572.75        11746.91        12780.20
08/31/93                              11249.03        12477.56        13472.88
09/30/93                              11153.78        12407.69        13172.44
10/31/93                              11258.55        12947.42        13580.78
11/30/93                              10658.48        12424.35        12396.54
12/31/93                              11567.16        13583.54        12294.05
01/31/94                              12284.73        14423.00        14421.38
02/28/94                              11940.29        14110.02        14383.89
03/31/94                              11461.92        13479.30        13766.82
04/30/94                              11605.43        13820.33        14354.66
05/31/94                              11461.92        13774.72        14275.71
06/30/94                              11366.24        13631.47        14481.28
07/31/94                              11634.13        14002.24        14623.20
08/31/94                              11921.16        14416.71        14972.69
09/30/94                              11576.73        14057.73        14504.05
10/31/94                              11777.65        14330.45        14989.93
11/30/94                              11146.19        13626.83        14273.41
12/31/94                              11066.78        13490.56        14366.19
01/31/95                              10330.93        12830.87        13817.40
02/28/95                              10418.07        12848.83        13781.48
03/31/95                              10844.09        13270.28        14645.58
04/30/95                              11095.82        13692.27        15200.64
05/31/95                              11221.69        13801.81        15022.80
06/30/95                              11231.38        13800.43        14762.90
07/31/95                              11821.99        14540.13        15685.58
08/31/95                              11686.44        14268.23        15091.10
09/30/95                              11821.99        14482.26        15389.90
10/31/95                              11638.03        14182.47        14980.53
11/30/95                              11608.98        14325.72        15401.48
12/31/95                              11718.39        14759.78        16025.24
01/31/96                              11893.58        15091.88        16094.15
02/29/96                              11883.83        15147.72        16152.09
03/31/96                              12166.10        15403.72        16499.36
04/30/96                              12574.88        15884.31        16982.79
05/31/96                              12438.62        15836.66        16673.71
06/30/96                              12565.15        15941.18        16772.08
07/31/96                              11893.58        15348.17        16285.69
08/31/96                              11883.85        15518.53        16324.78
09/30/96                              12205.04        15850.63        16762.28
10/31/96                              12049.31        15738.09        16594.66
11/30/96                              12506.75        16405.39        17258.44
12/31/96                              12425.00        16456.24        17040.99
01/31/97                              12333.41        16401.94        16447.96
02/28/97                              12679.40        16633.20        16721.00
03/31/97                              12659.05        16669.80        16786.21
04/30/97                              12597.99        16703.14        16878.53

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from 12/31/92 to 4/30/97. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower. The Fund commenced operations on 12/31/92. Class B Shares were introduced on 11/15/93. Investors should note that information presented for Class B prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares.

The Lipper International Funds Average represents the average performance of a universe of 375 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The MSCI EAFE (Europe, Australia, Far East) Index is unmanaged and is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada. An individual cannot invest in the Index.

International investing involves special risks. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. or other nations.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

                                                                                Value
 Shares                                 Issuer                                  (USD)
-------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.0%
-------------------------------------------------------------------------------------------

            COMMON STOCK -- 93.0%
            ------------------------
              AUSTRIA -- 2.7%
                Oil & Gas -- 1.3%
   1,326          OMV AG                                                     $    144,704
                Steel -- 1.4%
   2,255          Boehler -- Uddeholm AG,                                         162,637
                                                                             ------------
              TOTAL AUSTRIA                                                       307,341
                                                                             ------------
              FRANCE -- 17.0%
                Automotive -- 1.0%
     703          Equipements et Composants pour l'Industrie Automobile           110,575
                Banking -- 1.1%
   2,980          Banque Nationale de Paris                                       127,137
                Computers/Computer Hardware -- 3.5%
  60,000          Compagnie des Machines Bull SA *                                392,032
                Computer Software -- 2.6%
   3,600          Cap Gemini Sogeti SA *                                          218,046
     599          Group Axime *                                                    72,048
                Consumer Products -- 0.8%
   3,850          Moulinex *                                                       88,988
                Financial Services -- 1.6%
   1,500          Cetelem Group                                                   174,766
                Food/Beverage Products -- 1.2%
   5,320          Remy Cointreau                                                  136,820
                Insurance -- 0.9%
   3,230          AGF (Assurances Generales de France)                            105,095
                Oil & Gas -- 0.9%
   1,192          Total SA, B Shares                                               98,850
                Pharmaceuticals -- 2.0%
   6,800          Rhone-Poulenc, Class A                                          228,711
                Utilities -- 1.4%
   1,096          Compagnie Generale des Eaus                                     152,672
                                                                             ------------
              TOTAL FRANCE                                                      1,905,740
                                                                             ------------
              GERMANY -- 11.0%
                Automotive -- 2.2%
   3,320          Daimler-Benz AG *                                               246,556
                Capital Goods -- 1.4%
     398          Mannesmann AG                                                   156,519

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                                Value
 Shares                                 Issuer                                  (USD)
-------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-------------------------------------------------------------------------------------------
              GERMANY (CONTINUED)
                Chemicals -- 1.8%
   5,180          BASF AG                                                    $    198,685
                Consumer Products -- 4.1%
   1,950          Adidas AG                                                       203,258
   7,500          Puma AG                                                         253,369
                Health Care/Health Care Services -- 1.5%
   2,000          Fresenius Medical Care AG *                                     175,207
                                                                             ------------
              TOTAL GERMANY                                                     1,233,594
                                                                             ------------
              IRELAND -- 0.7%
                Insurance -- 0.7%
  15,000          Irish Life Plc.                                                  74,322
                                                                             ------------
              ITALY -- 5.9%
                Banking -- 1.3%
 104,000          Credito Italiano SPA                                            145,805
                Consumer Products -- 1.1%
   3,000          Fila Holding, SPA, ADR                                          129,750
                Retailing -- 1.4%
   2,200          Gucci Group NV (NY Registered Shares) *                         153,216
                Telecommunications -- 2.1%
  75,000          Telecom Italia Mobile SpA                                       235,925
                                                                             ------------
              TOTAL ITALY                                                         664,696
                                                                             ------------
              NETHERLANDS -- 5.9%
                Chemicals -- 0.7%
     592          Akzo Nobel                                                       76,275
                Computer Software -- 2.5%
   5,400          Baan Company, N.V. *                                            283,013
                Food/Beverage Products -- 0.2%
     500          CSM NV, N.R. Certificate                                         28,720
                Printing & Publishing -- 1.2%
   6,420          Verenigde Nederlandse Uitgeversbedrijvan Verenigd Bezit         132,809
                    (VNU)
                Retailing -- 1.3%
   2,050          Gucci Group NV ADR                                              142,219
                                                                             ------------
              TOTAL NETHERLANDS                                                   663,036
                                                                             ------------

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                                Value
 Shares                                 Issuer                                  (USD)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              PORTUGAL -- 6.0%
                Telecommunications -- 6.0%
   5,850          Portugal Telecom SA                                        $    215,656
   5,300          Telecel-Comunicacaoes Pessoais, SA *                            456,652
                                                                             ------------
              TOTAL PORTUGAL                                                      672,308
                                                                             ------------
              SPAIN -- 2.2%
                Banking -- 2.2%
   3,200          Banco Santander SA                                              240,972
                                                                             ------------
              SWEDEN -- 5.7%
                Banking -- 3.8%
  27,300          Skandinaviska Enskilda Banken, Class A                          278,376
   8,100          Sparbanken Sverige AB, Swedbank, A Shares                       144,542
                Engineering Services -- 1.9%
     180          ABB AG                                                          218,062
                                                                             ------------
              TOTAL SWEDEN                                                        640,980
                                                                             ------------
              SWITZERLAND -- 11.9%
                Pharmaceuticals -- 11.9%
     440          Ares-Serono Group, Class B                                      590,673
     564          Novartis AG (Registered)                                        743,356
                                                                             ------------
              TOTAL SWITZERLAND                                                 1,334,029
                                                                             ------------
              UNITED KINGDOM -- 24.0%
                Aerospace -- 1.3%
   6,643          British Aerospace PLC                                           141,312
                Airport Services -- 1.1%
  15,505          British Airport Authority PLC                                   128,308
                Business Services -- 2.3%
  11,000          Delphi Group PLC                                                141,896
  51,900          Hambro Countrywide PLC                                          108,635
                Construction/Construction Materials -- 2.6%
  11,900          Blue Circle Industries, PLC                                      80,904
  29,600          Caradon PLC                                                     119,352
  12,064          Meyer International PLC                                          85,543
                Diversified -- 1.7%
  35,615          Cookson Group PLC                                               125,402
   9,034          McKechnie Group PLC                                              72,413

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                                Value
 Shares                                 Issuer                                  (USD)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------

              UNITED KINGDOM (CONTINUED)
                Engineering Services -- 2.3%
  76,400          APV PLC                                                    $    107,851
  66,763          Senior Engineering Group PLC                                    142,995
                Food/Beverage Products -- 1.0%
  15,388          Allied Domecq PLC                                               108,613
                Hotels/Other Lodging -- 2.4%
  13,523          Greenalls Group PLC                                             109,493
  62,436          Jarvis Hotels PLC                                               157,028
                Multi-Media -- 0.7%
   9,100          Carlton Communications PLC                                       74,567
                Oil & Gas -- 2.0%
   5,300          British-Borneo Petro Syndicate PLC                              110,507
   6,466          Shell Transport & Trading PLC                                   114,465
                Real Estate Investment Trust -- 0.6%
  53,674          TBI PLC                                                          69,673
                Retailing -- 2.4%
  12,211          Boots Company, PLC                                              137,506
  13,277          Great Universal Stores PLC                                      137,877
                Telecommunications -- 1.7%
  23,500          British Telecommunications PLC                                  172,352
   4,700          Vodafone Group PLC                                               21,010
                Utilities -- 1.9%
  24,517          National Power PLC                                              211,636
                                                                             ------------
              TOTAL UNITED KINGDOM                                              2,679,338
                                                                             ------------
            TOTAL COMMON STOCK (COST $9,735,537)                               10,416,356
                                                                             ------------
            RIGHTS -- 0.0%
            -------------------
              GERMANY -- 0.0%
   3,320          Daimler-Benz AG, Rights, Expire 05/13/97 (Cost $0) *                288
---- ------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 93.0%                                       $ 10,416,644
            (COST $9,735,537)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

                                                                               Value
 Shares                                 Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 89.8%
----------------------------------------------------------------------------------------
             COMMON STOCK -- 88.4%
             --------------------------
               AUSTRALIA -- 16.1%
                 Broadcasting -- 4.1%
  115,000          News Corp. Ltd.                                          $    531,239
                 Diversified -- 3.4%
  293,000          Futuris Corp. Ltd.                                            442,007
                 Entertainment/Leisure -- 2.6%
   68,000          TABCORP Holdings Ltd.                                         336,713
                 Food/Beverage Products -- 3.4%
   16,000          Coca-Cola Amatil, Ltd.                                        183,328
  128,000          Foster's Brewing Group, Ltd.                                  264,130
                 Oil & Gas -- 2.6%
  345,000          Energy Equity Corp. Ltd. *                                    339,777
                                                                            ------------
               TOTAL AUSTRALIA                                                 2,097,194
                                                                            ------------
               BERMUDA -- 1.2%
                 Diversified -- 1.2%
   28,000          Jardine Matheson Holdings Ltd.                                154,000
                                                                            ------------
               CHINA -- 7.2%
                 Automotive -- 2.1%
  508,000          Qingling Motors Company Ltd., Class H                         278,706
                 Construction (Highway Development) -- 2.4%
  950,000          Shenzhen Expressway Co., Class H *                            312,721
                 Shipping/Transportation -- 2.7%
  748,000          Guangshen Railway Co., Ltd., Class H                          357,270
                                                                            ------------
               TOTAL CHINA                                                       948,697
                                                                            ------------
               HONG KONG -- 34.3%
                 Banking -- 6.4%
   18,000          Dao Heng Bank Group, Ltd.                                      85,509
   75,000          Guoco Group Ltd                                               356,289
   15,600          HSBC Holdings PLC                                             394,706
                 Diversified -- 13.1%
   51,000          Citic Pacific Ltd.                                            275,853
  298,000          First Pacific Company Ltd.                                    355,837
  446,000          Guangdong Investments, Ltd.                                   417,413
   53,000          Hutchison Whampoa                                             393,403
   34,000          Swire Pacific, Ltd, Class A                                   262,247

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
 Shares                                 Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------

               HONG KONG (CONTINUED)
                 Real Estate -- 14.8%
   38,000          Cheung Kong Holdings, Ltd.                               $    333,569
   84,000          China Resources Enterprises Ltd.                              232,053
      132          Henderson China Holding Ltd.                                      227
   25,000          Henderson Land Development Company, Ltd.                      210,579
  221,600          HKR International, Ltd.                                       273,191
   60,000          Hongkong Land Holdings, Ltd.                                  124,800
   81,000          Hysan Development Co., Ltd.                                   223,765
   52,000          New World Development Company, Ltd. *                         300,057
  116,000          Wheelock & Co., Ltd.                                          241,089
                                                                            ------------
               TOTAL HONG KONG                                                 4,480,587
                                                                            ------------
               INDONESIA -- 2.4%
                 Consumer Products -- 0.7%
   11,000          PT Gudang Garam (Foreign)                                      46,173
   14,500          PT Hanjaya Mandala Sampoerna (Foreign)                         58,328
                 Metals/Mining -- 0.7%
   52,000          PT Tambang Timah (Foreign)                                     85,597
                 Telecommunications -- 1.0%
   87,000          PT Telekomunikasi Indonesia (Foreign)                         126,204
                                                                            ------------
               TOTAL INDONESIA                                                   316,302
                                                                            ------------
               MALAYSIA -- 13.8%
                 Agricultural Production/Services -- 2.6%
   60,000          Kumpulan Guthrie Bhd                                           92,750
   62,000          Malakoff Bhd                                                  247,014
                 Automotive -- 1.6%
   16,000          Perusahann Otomobil Nasional Bhd.                              95,618
   64,000          Tractors Malaysia Holdings Bhd.                               109,741
                 Construction -- 2.3%
   85,000          Sunway Building Technology Bhd                                306,476
                 Construction Materials -- 2.9%
   64,000          Kedah Cement Holdings, Bhd.                                    99,443
  118,000          Sungei Way Holdings Bhd.                                      270,321
                 Diversified -- 2.7%
  172,000          Renong Bhd                                                    235,731
   16,000          United Engineers Ltd.                                         113,467
                 Paper/Forest Products -- 1.0%
   34,000          Malaysian Pacific Industries Bhd.                             135,459

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
 Shares                                 Issuer                                 (USD)
---------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
---------------------------------------------------------------------------------------

               MALAYSIA (CONTINUED)
                 Utilities -- 0.7%
   20,000          Tenaga Nasional Bhd.                                     $     92,431
                                                                            ------------
               TOTAL MALAYSIA                                                  1,798,451
                                                                            ------------
               PHILIPPINES -- 0.6%
                 Construction -- 0.5%
  111,700          DMCI Holdings Inc. *                                           57,184
                 Real Estate -- 0.1%
   70,600          Filinvest Land, Inc. *                                         16,599
                                                                            ------------
               TOTAL PHILIPPINES                                                  73,783
                                                                            ------------
               SINGAPORE -- 6.6%
                 Banking -- 1.6%
    8,000          Development Bank of Singapore, Ltd. (Foreign)                  95,138
   12,000          United Overseas Bank Ltd., (Foreign)                          112,838
                 Food/Beverage Products -- 0.5%
   10,000          Fraser & Neave Ltd.                                            72,598
                 Real Estate Investment Trust -- 4.5%
   27,000          City Developments, Ltd.                                       218,417
   91,000          DBS Land, Ltd.                                                294,458
   16,000          Singapore Land Ltd.                                            74,672
                                                                            ------------
               TOTAL SINGAPORE                                                   868,121
                                                                            ------------
               SOUTH KOREA -- 4.1%
                 Construction -- 0.7%
    4,590          Hyundai Engineering & Construction Co. *                       92,109
                 Electronics/Electrical Equipment -- 0.7%
    8,400          Samsung Corp.                                                  96,054
                 Health Care/Health Care Services -- 0.8%
    1,000          Medison Co., Ltd.                                              98,655
                 Machinery & Engineering Equipment -- 1.0%
    9,000          LG Cable & Machinery                                          127,130
                 Telecommunications -- 0.9%
      900          Sungmi Telecom Electronics Co.                                121,076
                                                                            ------------
               TOTAL SOUTH KOREA                                                 535,024
                                                                            ------------
               THAILAND -- 2.1%
                 Food/Beverage Products -- 0.5%
   19,000          Thai Theparos Food Product Public Co. Ltd. (Foreign)           59,636

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
 Shares                                 Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------

               THAILAND (CONTINUED)
                 Metals/Mining -- 0.6%
    5,100          Banpu Public Co., Ltd. (Foreign)                         $     82,771
                 Oil & Gas -- 0.8%
    8,300          PTT Exploration and Production Public Co., Ltd.               106,114
                     (Foreign)
                 Printing & Publishing -- 0.2%
    5,000          Siam Sport Syndicate Public Co., Ltd. (Foreign)                22,392
                                                                            ------------
               TOTAL THAILAND                                                    270,913
                                                                            ------------
             TOTAL COMMON STOCK (COST $11,517,043)                            11,543,072
                                                                            ------------
             WARRANTS -- 1.4%
             -----------------
               GERMANY -- 0.2%
  200,000        Deutsche Bank AG, Expires 07/10/97                               21,171
                                                                            ------------
               MALAYSIA -- 1.2%
   80,000        Sunway Building Technology, Bhd., Expires 07/30/01              156,176
                                                                            ------------
               TOTAL WARRANTS (COST $129,304)                                    177,347
    ------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS                                      11,720,419
             (COST $11,646,347)
    ------------------------------------------------------------------------------------

Principal
 Amount
  (USD)
-----------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.6%
-----------------------------------------------------------------------------------------

             U.S. TREASURY SECURITIES -- 0.6%
             ----------------------------------
$  85,000      U.S. Treasury Bill, 4.97%, 06/12/97 (Cost $84,496)                 84,496

PURCHASED PUT OPTION -- 0.1%

Number of                                                          Strike
Contracts                       Description                         Price
---------    -------------------------------------------------   -----------
    35                   Hang Seng Index, 05/30/97               12,000 HKD        15,362
                               (Cost 21,458)
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 90.5%                                     $ 11,820,277
             (COST $11,752,301)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

                                                                                 Value
 Shares                                  Issuer                                  (USD)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 73.7%
-----------------------------------------------------------------------------------------
             COMMON STOCK -- 73.7%
             ----------------------
               JAPAN -- 73.7%
                 AUTOMOTIVE -- 2.2%
  14,000           Mazda Motor,                                               $    39,382
   2,000           Toyota Motor Corp.                                              57,994
                                                                               ----------
                                                                                   97,376
                                                                               ----------
                 BANKING -- 4.0%
   3,000           Bank of Tokyo-Mitsubishi                                        47,514
   4,000           Mitsubishi Trust & Banking Corp.                                42,865
   4,000           Nomura Securities Co., Ltd.                                     44,756
   5,000           Sumitomo Trust & Banking                                        41,368
                                                                               ----------
                                                                                  176,503
                                                                               ----------
                 CHEMICALS -- 2.3%
   5,000           Shin-Etsu Chemical Co., Ltd.                                   100,859
                                                                               ----------
                 CONSUMER PRODUCTS -- 5.3%
   5,000           Aiwa Co., Ltd.                                                  86,282
   2,000           Sony Corp.                                                     145,615
                                                                               ----------
                                                                                  231,897
                                                                               ----------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 24.4%
  13,000           Fujitsu Ltd.                                                   135,214
     800           Hirose Electronics Co., Ltd.                                    43,748
  16,000           Hitachi Ltd. t                                                 144,985
   5,000           Hitachi Maxell Ltd.                                            105,193
   1,320           Keyence Corp. t                                                161,217
   5,000           Matsushita Electric Industrial Co., Ltd.                        79,978
   3,000           Murata Manufacturing Co., Ltd.                                 111,812
  14,000           NEC Corp. t                                                    170,987
   1,600           SMC Corp.                                                      117,248
                                                                               ----------
                                                                                1,070,382
                                                                               ----------
                 ENTERTAINMENT/LEISURE -- 3.9%
   5,000           Roland                                                          89,827
   4,000           Yamaha Corp.                                                    80,687
                                                                               ----------
                                                                                  170,514
                                                                               ----------
                 FINANCIAL SERVICES -- 5.3%
     200           Shohkoh Fund & Co.                                              46,962
   2,500           Acom Company, Ltd.                                             102,041
   2,000           Promise Co., Ltd.                                               82,736
                                                                               ----------
                                                                                  231,739
                                                                               ----------

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                                 Value
 Shares                                  Issuer                                  (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                 MACHINERY & ENGINEERING EQUIPMENT -- 11.5%
   9,000           Fuji Machine Manufacturing Co.                             $   253,881
  15,000           Komatsu Ltd. t                                                 109,684
  12,000           Mitsubishi Heavy Industries Ltd.                                79,237
   1,500           Shima Seiki Manufacturing, Ltd.                                 61,934
                                                                              -----------
                                                                                  504,736
                                                                              -----------
                 PHARMACEUTICALS -- 2.4%
   4,000           Sankyo Co. Ltd.                                                107,162
                                                                              -----------
                 PHOTOGRAPHIC EQUIPMENT -- 2.6%
   3,000           Fuji Photo Film                                                114,648
                                                                              -----------
                 REAL ESTATE -- 4.2%
  12,000           Hankyu Realty                                                   83,681
   4,000           Mitsubishi Estate Co., Ltd.                                     50,429
   2,000           Tachihi Enterprise Co. Ltd.                                     48,538
                                                                              -----------
                                                                                  182,648
                                                                              -----------
                 RETAILING -- 2.0%
   1,000           Ito-Yokado Co. Ltd.                                             47,987
   7,000           Mitsukoshi Ltd.                                                 38,886
                                                                              -----------
                                                                                   86,873
                                                                              -----------
                 TELECOMMUNICATIONS -- 2.5%
   2,000           Matsushita Communication Industries                             51,690
       8           Nippon Telegraph & Telephone Corp.                              56,418
                                                                              -----------
                                                                                  108,108
                                                                              -----------
                 WAREHOUSING -- 1.1%
  10,000           Sumitomo Warehouse                                              49,247
-----------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS                                        3,232,692
             (COST $3,314,216)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

Principal
 Amount                                                                          Value
  (USD)                                  Issuer                                  (USD)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
-----------------------------------------------------------------------------------------
             U.S. TREASURY SECURITIES -- 3.0%
             -----------------------------------
               U.S. Treasury Bills,
 $20,000         4.960%, 05/15/97                                             $    19,961
  50,000         4.960%, 05/15/97                                                  49,904
  20,000         5.050%, 06/05/97                                                  19,902
  40,000         5.155%, 07/24/97                                                  39,519
-----------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS                                         129,286
             (COST $129,286)
=========================================================================================
             TOTAL INVESTMENTS -- 76.7%                                       $ 3,361,978
             (COST $3,443,502)
-----------------------------------------------------------------------------------------

PURCHASED INDEX FUTURES OUTSTANDING

                                           Number      Original    Nominal
                          Expiration         of        Nominal     Value at     Unrealized
     Description             Date         Contracts     Value      04/30/97    Appreciation
----------------------   -------------    ---------    --------    --------    ------------
TSE Topix.............   June 13, 1997        7        $782,917    $799,228      $ 16,311


*       =    Non income producing security.
t       =    All or a portion of this security is pledged to cover financial futures contracts.
ACES    =    Automatic Common Exchange Securities.
ADR     =    American Depository Receipt.
ADS     =    American Depository Shares.
GDR     =    Global Depository Receipt

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                                                        Vista
                                                                 Vista             Vista              Vista         International
                                                                European      Southeast Asian         Japan            Equity
                                                                  Fund             Fund               Fund              Fund
                                                              ------------    ---------------    ---------------    -------------
ASSETS:
  Investments, at value (Note 1)...........................    $10,416,644      $11,820,277           $3,361,978      $31,733,451
  Cash.....................................................        944,480          976,049              944,879               --
  Foreign Currency (Cost $11,445; $423,168)................         12,542          423,164                   --               --
  Receivables:
    Open forward currency contracts........................         29,117               10               64,329               --
    Investment securities sold.............................        948,886               --                   --               --
    Interest and dividends.................................         60,031           37,788                9,450               --
    Trust shares sold......................................         79,393           32,351               19,858          378,484
    Expense reimbursement from Distributor.................             --               --                7,484               --
  Other assets.............................................          2,906              718               19,128           29,401
                                                               -----------      -----------           ----------      -----------
        Total Assets.......................................     12,493,999       13,290,357            4,427,106       32,141,336
                                                               -----------      -----------           ----------      -----------

LIABILITIES:
  Payable for investment securities purchased..............      1,229,648          156,710                   --               --
  Payable for Trust shares redeemed........................         11,737            2,693                   --          126,907
  Payable for open forward currency contracts..............          8,081               --                8,546               --
  Other liabilities........................................             --            6,436                   --               --
  Accrued liabilities: (Note 2)
    Administration fees....................................             --               --                   --            1,254
    Distribution fees......................................          2,697            3,464                  935            9,404
    Shareholder servicing fees.............................            228              388                   36            6,271
    Custodian..............................................          5,598            8,471                1,802               --
    Other..................................................         40,896           48,364               31,506           81,110
                                                               -----------      -----------           ----------      -----------
        Total Liabilities..................................      1,298,885          226,526               42,825          224,946
                                                               -----------      -----------           ----------      -----------

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                                        Vista
                                                                 Vista             Vista              Vista         International
                                                                European      Southeast Asian         Japan            Equity
                                                                  Fund             Fund               Fund              Fund
                                                              ------------    ---------------    ---------------    -------------
NET ASSETS:
  Paid in capital..........................................    $ 9,876,487      $12,905,059           $4,876,248      $30,048,367
  Accumulated undistributed net investment income..........        (74,700)          18,279             (115,332)        (210,061)
  Accumulated undistributed net realized gain (loss) on
    investment transactions................................        691,746           72,151             (366,244)         (29,911)
  Net unrealized appreciation/depreciation of investments
    and futures............................................        701,581           68,342              (10,391)       2,107,995
                                                               -----------      -----------           ----------      -----------
    Net Assets:............................................    $11,195,114      $13,063,831           $4,384,281      $31,916,390
                                                               ===========      ===========           ==========      ===========
      Class A Shares.......................................    $ 9,757,185      $11,089,937           $4,186,152      $23,703,413
                                                               ===========      ===========           ==========      ===========
      Class B Shares.......................................    $ 1,437,929      $ 1,973,894           $  198,129      $ 8,212,977
                                                               ===========      ===========           ==========      ===========
Shares of beneficial interest outstanding ($.001 par value;
  unlimited number of shares authorized):
      Class A Shares.......................................        782,638          977,303              450,363        1,914,997
                                                               ===========      ===========           ==========      ===========
      Class B Shares.......................................        116,339          175,875               21,450          671,291
                                                               ===========      ===========           ==========      ===========
Class A Shares:
  Net asset value and redemption price per share*..........    $     12.47      $     11.35           $     9.30      $     12.38
                                                               ===========      ===========           ==========      ===========
  Maximum offering price per share (net asset value per
    share 95.25%)..........................................    $     13.09      $     11.92           $     9.76      $     13.00
                                                               ===========      ===========           ==========      ===========
Class B Shares:
  Net asset value and offering price per share*............    $     12.36      $     11.22           $     9.24      $     12.23
                                                               ===========      ===========           ==========      ===========
Cost of Investments........................................    $ 9,735,537      $11,752,301           $3,443,502
                                                               ===========      ===========           ==========

---------------
* Net assets/shares outstanding.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the six months ended April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                                                          Vista
                                                                       Vista            Vista            Vista        International
                                                                      European     Southeast Asian       Japan           Equity
                                                                        Fund            Fund             Fund             Fund
                                                                      --------     ---------------   --------------   -------------
INVESTMENT INCOME:
 Dividend............................................................ $ 83,593        $ 101,036       $  6,631         $         --
 Interest............................................................    7,256           28,806          8,626                   --
 Investment income from Portfolio....................................       --               --             --              303,062
 Foreign taxes withheld..............................................  (11,629)          (6,068)          (995)             (33,390)
 Expenses from Portfolio.............................................       --               --             --             (129,726)
                                                                      --------        ---------       --------          -----------
       Total investment income.......................................   79,220          123,774         14,262              139,946
                                                                      --------        ---------       --------          -----------
EXPENSES: (Note 2)
 Shareholder servicing fees..........................................      718            1,955            202               40,382
 Administration fees.................................................    6,442            8,523          3,224               16,153
 Distribution fees...................................................   12,166           18,115          5,777               60,376
 Investment Advisory fees............................................   42,913           56,822         21,492                   --
 Custodian fees......................................................    6,016           17,898          3,563                   --
 Amortization of organization costs (Note 1).........................                                                         2,315
 Printing and postage................................................    3,209            4,505          2,477                  496
 Professional fees...................................................    7,860            8,000          7,647                9,917
 Registration costs..................................................   14,980           16,493          8,811                2,480
 Transfer agent fees.................................................   25,178           34,093         24,351               69,767
 Trustees fees and expenses..........................................      215              284            107                  485
 Other...............................................................    6,918            3,971          5,335               18,482
                                                                      --------        ---------       --------          -----------
       Total expenses................................................  126,615          170,659         82,986              220,853
                                                                      --------        ---------       --------          -----------
 Less amounts waived (Note 2E).......................................   49,355           65,345         24,716                8,069
 Less expenses borne by the Distributor..............................       --               --         20,053                   --
                                                                      --------        ---------       --------          -----------
   Net expenses......................................................   77,260          105,314         38,217              212,784
                                                                      --------        ---------       --------          -----------
   Net investment income.............................................    1,960           18,460        (23,955)             (72,838)
                                                                      --------        ---------       --------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments.......................................................  629,570           96,432       (546,133             (399,131)
   Futures and written option transactions...........................                     9,104         32,942                   --
   Foreign currency transactions.....................................   79,117          (18,887)       290,032              372,220
 Change in net unrealized appreciation/depreciation on:
   Investments.......................................................  253,060         (303,158)       313,730            1,476,756
   Futures and written option transactions...........................                    (4,273)        16,311              102,990
   Foreign currency transactions.....................................    9,762              246        (55,748)              (8,932)
                                                                      --------        ---------       --------          -----------
 Net realized and unrealized gain (loss).............................  971,509         (220,536)        51,134            1,543,903
                                                                      --------        ---------       --------          -----------
 Net increase in net assets from operations.......................... $973,469        ($202,076)      $ 27,179         $  1,471,065
                                                                      ========        =========       ========          ===========

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                     Vista                          Vista                          Vista
                                                    European                   Southeast Asian                     Japan
                                                     Fund*                          Fund*                          Fund*
                                           --------------------------     --------------------------     -------------------------
                                            11/01/96          Year         11/01/96          Year         11/01/96         Year
                                             Through         Ended          Through         Ended         Through         Ended
                                            04/30/97        10/31/96       04/30/97        10/31/96       04/30/97       10/31/96
                                           -----------     ----------     -----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................    $     1,960     $   77,290     $    18,460      $ (14,599)     $ (23,955)     $ (42,663)
 Net realized gain (loss) on
   investments, futures and foreign
   currency transactions...............        708,596        502,136          86,649        544,179       (223,159)       (99,527)
 Change in net unrealized
   appreciation/depreciation on
   investments and foreign exchange....        262,913        438,666        (307,185)       375,527        274,293       (284,684)
                                           -----------     ----------     -----------     ----------     ----------     ----------
 Increase (decrease) in net assets from
   operations..........................        973,469      1,018,092        (202,076)       905,107         27,179       (426,874)
                                           -----------     ----------     -----------     ----------     ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note C.3.):
 Net investment income.................       (128,967)       (44,714)             --             --        (92,272)            --
 Net realized gain on investment
   transactions........................       (499,253)            --        (544,259)            --             --             --
                                           -----------     ----------     -----------     ----------     ----------     ----------
       Total distributions.............       (628,220)       (44,714)       (544,259)            --        (92,272)            --
                                           -----------     ----------     -----------     ----------     ----------     ----------
 Net increase (decrease) in net assets
   from shares of beneficial interest
   transactions........................      4,301,715      5,574,772       4,137,502      8,767,557       (492,927)     5,369,175
                                           -----------     ----------     -----------     ----------     ----------     ----------
       Total increase (decrease).......      4,646,964      6,548,150       3,391,167      9,672,664       (558,020)     4,942,301

NET ASSETS:
 Beginning of period...................      6,548,150             --       9,672,664             --      4,942,301             --
                                           -----------     ----------     -----------     ----------     ----------     ----------
 End of period.........................    $11,195,114     $6,548,150     $13,063,831     $9,672,664     $4,384,281     $4,942,301
                                           ===========     ==========     ===========     ==========     ==========     ==========

                                                    Vista
                                                International
                                                   Equity
                                                    Fund
                                         ---------------------------
                                          11/01/96          Year
                                           Through          Ended
                                          04/30/97        10/31/96
                                         -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income.................   $  (72,838)     $  (24,797)
 Net realized gain (loss) on
   investments, futures and foreign
   currency transactions...............      (26,911)      3,616,790
 Change in net unrealized
   appreciation/depreciation on
   investments and foreign exchange....    1,570,814      (2,436,093)
                                         -----------     -----------
 Increase (decrease) in net assets from
   operations..........................    1,471,065       1,155,900
                                         -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note C.3.):
 Net investment income.................      (70,477)       (143,398)
 Net realized gain on investment
   transactions........................   (1,359,920)            (27)
                                         -----------     -----------
       Total distributions.............   (1,430,397)       (143,425)
                                         -----------     -----------
 Net increase (decrease) in net assets
   from shares of beneficial interest
   transactions........................     (847,596)     (1,335,627)
                                         -----------     -----------
       Total increase (decrease).......     (806,928)       (323,152)
NET ASSETS:
 Beginning of period...................   32,723,318      33,046,470
                                         -----------     -----------
 End of period.........................  $31,916,390     $32,723,318
                                         ===========     ===========

---------------

* Fund commenced operations on November 1, 1995

                       See notes to financial statements.

VISTA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista European Fund ("VEF"), Vista Southeast Asian Fund ("VSEAF"), Vista Japan Fund ("VJF") and Vista International Equity Fund ("VIEF") collectively, the "Funds", are four separate series of the Trust. VEF, VSEAF and VJF commenced operations on November 2, 1995. The Funds each offer two classes of shares. Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Funds:

    A.   VIEF

    Since inception, the VIEF has utilized the Master Feeder Fund Structure. VIEF seeks to achieve its investment objective by investing all of its investable assets of the Fund in the International Equity Portfolio, (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. As of April 30, 1997 VIEF owned 99.99% of the Portfolio. The financial statement of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

       1. Valuation of Investments -- VIEF records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

       2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

       3. Investment Income -- VIEF records daily its pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

    B.   VEF, VSEAF and VJF

       1. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repur-

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

       chase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts as shown in the Portfolio of Investments at April 30, 1997.

       4. Written Options -- When a fund writes an option on a futures contract, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of April 30, 1997 the Funds had no outstanding written options.

       5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

            a. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

            b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

       Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

       paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

       6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

       7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C.   General Policies

       1. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the VIEF have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to Shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the VEF, VSEAF and VJF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

    an annual rate equal to 1.00% of the average daily net assets of each Fund. The Adviser, voluntarily waived all or a portion of its fees as outlined in
    Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

    B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B Shares of each Fund and for the Class A Shares of VIEF. No Shareholder Servicing Fees have been charged to the Class A Shares of the VEF, VSEAF and VJF.

    Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the funds.

    C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B shares of the funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

    The Distributor voluntarily waived all or a portion of sub-administration fees as outlined in Note 2.E. below.

    D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VEF, VSEAF, and VJF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VIEF at the annual rate equal to 0.05% of the respective Fund's average daily net assets . The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

    E. Waivers of fees -- For the period ended April 30, 1997, the, Administrator, Investment Adviser, Shareholder Servicing Agent and Sub-Administrator voluntarily waived fees for each of the Funds as follows:

                  Fee Waivers                    VEF        VSEAF        VJF        VIEF
    ----------------------------------------   --------    --------    --------    -------
    Administration..........................   $  6,442    $  8,524    $  3,224    $ 8,069
    Investment Advisory.....................     42,913      56,821      21,492         --
                                               --------    --------    --------    -------
        Total...............................   $ 49,355    $ 65,345    $ 24,716    $ 8,069
                                               ========    ========    ========     ======
    Distributor Reimbursement...............         --          --    $ 20,053         --
                                               ========    ========    ========     ======

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for VEF, VSEAF and VJF. Compensation for such services are presented in the Statement of Operations as custodian fees.

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS -- For the six month period ended April 30,1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                                  VEF            VSEAF            VJF
                                              ------------    ------------    -----------
Purchases (excluding U.S. Government)......     $8,838,001     $13,446,682     $3,419,365
Sales (excluding U.S. Government)..........      5,621,452       9,743,735      4,424,344

                                                  VIEF
                                              ------------
Increase in Portfolio Investment...........    $ 9,518,449
Decrease in Portfolio Investment...........     11,790,363

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 1997 are as follows:

                                                  VEF           VSEAF            VJF
                                              -----------    ------------    -----------
Aggregate cost.............................    $9,735,537     $11,752,301     $3,443,502
                                               ----------     -----------     ----------
Gross unrealized appreciation..............    $  969,199     $   865,800     $  112,813
Gross unrealized depreciation..............      (289,461)       (797,458)      (194,761)
                                               ----------     -----------     ----------
Net unrealized appreciation................    $  679,738     $    68,342     $  (81,948)
                                               ==========     ===========     ==========

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transaction in Shares of Beneficial Interest were as follows:

                                                   Vista European Fund
                                   ----------------------------------------------------
                                          11/01/96                    11/02/95*
                                           Through                     Through
                                          04/30/97                    10/31/96
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class A
Shares sold.....................    $3,548,117     289,765     $6,376,204       622,226
Shares issued in reinvestment of
  distributions.................       317,578      26,733          8,362           716
Shares redeemed.................      (783,725)    (64,050)      (991,677)      (92,752)
                                   -----------     -------     ----------       -------
Net increase (decrease) in Trust
  shares outstanding............    $3,081,970     252,448     $5,392,889       530,190
                                   ===========     ========    ==========       =======

                                                   Vista European Fund
                                   ----------------------------------------------------
                                          11/01/96                   11/03/95**
                                           Through                     Through
                                          04/30/97                    10/31/96
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class B
Shares sold.....................    $1,219,146     100,254       $186,865        16,436
Shares issued in reinvestment of
  distributions.................        25,246       2,139            449            38
Shares redeemed.................       (24,647)     (2,016)        (5,431)         (512)
                                    ----------     -------       --------        ------
Net increase (decrease) in Trust
  shares outstanding............    $1,219,745     100,377       $181,883        15,962
                                    ==========     =======       ========        ======

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                Vista Southeast Asian Fund
                                   ----------------------------------------------------
                                          11/01/96                    11/02/95*
                                           Through                     Through
                                          04/30/97                    10/31/96
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class A
Shares sold.....................   $ 3,939,789     326,982    $ 9,712,207       895,578
Shares issued in reinvestment of
  distributions.................       330,883      27,596             --            --
Shares redeemed.................    (1,000,447)    (83,100)    (2,159,565)     (189,753)
                                   -----------     --------   -----------      --------
Net increase (decrease) in Trust
  shares outstanding............   $ 3,270,225     271,478    $ 7,552,642       705,825
                                   ===========     ========   ===========      ========

                                                Vista Southeast Asian Fund
                                   ----------------------------------------------------
                                          11/01/96                   11/03/95**
                                           Through                     Through
                                          04/30/97                    10/31/96
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class B
Shares sold.....................    $1,094,863      92,755     $1,414,580       119,531
Shares issued in reinvestment of
  distributions.................        64,154       5,395             --            --
Shares redeemed.................      (291,740)    (24,991)      (199,665)      (16,815)
                                    ----------     -------     ----------       -------
Net increase (decrease) in Trust
  shares outstanding............    $  867,277      73,159     $1,214,915       102,716
                                    ==========     ========    ==========       =======

                                                    Vista Japan Fund
                                 ------------------------------------------------------
                                         11/01/96                     11/02/95*
                                          Through                      Through
                                         04/30/97                     10/31/96
                                 -------------------------    -------------------------
                                   Amount         Shares        Amount         Shares
                                 -----------    ----------    -----------    ----------
           Class A
Shares sold...................     $ 429,824        48,224     $5,956,715       581,717
Shares issued in reinvestment
  of distributions............        19,063         2,132             --            --
Shares redeemed...............      (978,981)     (107,617)      (768,571)      (74,093)
                                   ---------      --------     ----------       -------
Net increase (decrease) in
  Trust shares outstanding....     $(530,094)      (57,261)    $5,188,144       507,624
                                   =========      ========     ==========       =======

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                     Vista Japan Fund
                                   ----------------------------------------------------
                                          11/01/96                   11/03/95**
                                           Through                     Through
                                          04/30/97                    10/31/96
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class B
Shares sold.....................      $ 60,434       6,729       $221,292        21,331
Shares issued in reinvestment of
  distributions.................         2,274         256             --            --
Shares redeemed.................       (25,541)     (2,820)       (40,261)       (4,046)
                                      --------      ------       --------        ------
Net increase (decrease) in Trust
  shares outstanding............      $ 37,167       4,165       $181,031        17,285
                                      ========      =======      ========        ======

                                             Vista International Equity Fund
                                   ----------------------------------------------------
                                          11/01/96
                                           Through                   Year Ended
                                          04/30/97                October 31, 1996
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class A
Shares sold.....................   $ 8,396,758     678,130    $17,914,479     1,456,995
Shares issued in reinvestment of
  distributions.................        58,006       4,751        116,872         9,707
Shares redeemed.................    (9,688,977)   (779,733)   (20,230,065)   (1,640,951)
                                   -----------    --------    -----------    ----------
Net increase (decrease) in Trust
  shares outstanding............   $(1,234,213)    (96,852)   $(2,198,714)     (174,249)
                                   ===========    =========   ===========    ==========

                                             Vista International Equity Fund
                                   ----------------------------------------------------
                                          11/01/96
                                           Through                   Year Ended
                                          04/30/97                October 31, 1996
                                   -----------------------    -------------------------
                                     Amount        Shares       Amount         Shares
                                   -----------    --------    -----------    ----------
            Class B
Shares sold.....................   $ 2,261,278     185,162    $ 3,728,205       305,390
Shares issued in reinvestment of
  distributions.................       --            --             5,775           483
Shares redeemed.................    (1,874,661)   (152,969)    (2,870,893)     (235,173)
                                   -----------    --------    -----------      --------
Net increase (decrease) in Trust
  shares outstanding............   $   386,617      32,193    $   863,087        70,700
                                   ===========    ========    ===========      ========

---------------

 * Fund commenced operations.
** Commenced offering class of shares.

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS -- The following forward foreign currency contracts were open at April 30,1997:

VISTA EUROPEAN FUND

                                                                                              Net
                                    Delivery                                   Market     Unrealized
                                  Value (Local       Cost       Settlement     Value      Gain (Loss)
                                   Currency)        (USD)          Date        (USD)         (USD)
                                  ------------   ------------   ----------   ----------   -----------
Purchases
---------
Italian Lira....................   298,545,600       $174,896    06/03/97      $174,168     $  (728)
German Deutsche Mark............       592,000        350,016    06/03/97       342,663      (7,353)

Sales
------
Italian Lira....................   597,091,200       $350,016    06/03/97      $348,336     $ 1,680
German Deutsche Mark............     1,000,000        584,491    05/30/97       578,653       5,838
German Deutsche Mark............       930,000        557,838    05/30/97       538,148      19,690
German Deutsche Mark............       229,970        174,896    06/03/97       173,630       1,266
Swiss Franc.....................       150,979        102,938    05/02/97       102,467         471
Dutch Guilder...................       162,251         83,458    05/02/97        83,286         172

VISTA SOUTHEAST ASIAN FUND
Purchases
---------
Malaysian Ringgit...............        53,270       $ 21,188    05/05/97      $ 21,198     $    10

VISTA JAPAN FUND
Purchases
---------
Japanese Yen....................    30,543,920       $244,000    05/06/97      $240,879     $(3,121)
Japanese Yen....................    52,813,956        423,800    06/06/97       418,375      (5,425)

Sales
-----
Japanese Yen....................    29,153,120       $244,000    05/06/97      $229,911     $14,089
Japanese Yen....................    50,974,664        423,800    06/06/97       403,805      19,995
Japanese Yen....................    50,813,620        423,800    06/06/97       402,529      21,271
Japanese Yen....................    51,800,278        421,372    07/09/97       412,398       8,974

7.   FOREIGN CASH POSITIONS

VISTA EUROPEAN FUND

                                                                                                   Net
                                              Delivery                                         Unrealized
                                            Value (Local                      Market Value     Gain (Loss)
                                             Currency)        Cost (USD)         (USD)            (USD)
                                            ------------     ------------     ------------     -----------
Swiss Franc.............................            419          $    286         $    284        $   (2)
German Deutsche Mark....................              2            (1,188)               1         1,189
Spanish Peseta..........................        576,430             3,985            3,962           (23)
French Franc............................          7,941             1,413            1,413             0
UK Sterling.............................            931             1,498            1,511            13
Dutch Guilder...........................         10,464             5,451            5,371           (80)
                                                                 --------         --------        -------
                                                                 $ 11,445         $ 12,542        $1,097
                                                                 ========         ========        =======
VISTA SOUTHEAST ASIAN FUND
Australian Dollar.......................         10,046          $  7,749         $  7,852        $  103
Hong Kong Dollar........................      1,718,631           221,830          221,858            28
Malaysian Ringgit.......................        267,929           106,830          106,745           (85)
Philippines Peso........................      2,286,259            86,749           86,699           (50)
Singapore Dollar........................             13                 9                9             0
Thai Baht...............................             15                 1                1             0
                                                                 --------         --------        ------
                                                                 $423,168         $423,164        $   (4)
                                                                 ========         ========        =======

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

8. CONCENTRATIONS -- At April 30, 1997, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Substantially all of VSEAF's net assets consists of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain Asian securities may be subject to substantial governmental involvement in the economy and greater social economic and political uncertainty.

9. RETIREMENT PLAN -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended April 30, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                                Accrued
                                                                   Pension      Pension
                             Fund:                                 Expenses    Liability
                                                                   --------    ---------
VEF.............................................................     $ 74       $   499
VSEAF...........................................................      112           718
VJF.............................................................       56           311
VIEF............................................................      180         1,144

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                                                                            Vista
                                                                                                                          Southeast
                                                                                     Vista European Fund                  Asian Fund
                                                                       -----------------------------------------------    ----------
                                                                              Class A                  Class B
                                                                       ---------------------    ----------------------
                                                                       11/01/96    11/02/95*    11/01/96    11/03/95**
                                                                       Through      Through     Through      Through
                                                                       04/30/97    10/31/96     04/30/97     10/31/96
                                                                       --------    ---------    --------    ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period................................. $  11.99      $ 10.00    $  11.93       $  9.97
                                                                       --------     -------     --------      -------

 Income From Investment Operations:
   Net Investment Income.............................................    0.167        0.146       0.166         0.066
   Net Gains or (Losses) in Securities (both realized and
    unrealized)......................................................    1.380        1.929       1.323         1.961
                                                                       --------     -------     --------      -------
   Total from Investment Operations..................................    1.547        2.075       1.489         2.027
                                                                       --------     -------     --------      -------

 Less Distributions:
   Dividends from Net Investment Income..............................    0.220        0.085       0.210         0.067
   Distributions from Capital Gains..................................    0.850           --       0.850            --
                                                                       --------     -------     --------      -------
   Total Distributions...............................................    1.070        0.085       1.060         0.067
                                                                       --------     -------     --------      -------
Net Asset Value, End of Period....................................... $  12.47      $ 11.99    $  12.36       $ 11.93
                                                                       ========     =======     ========      =======
Total Return (1).....................................................    13.37%       20.78%      12.91%        20.35%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)............................. $  9,757      $ 6,358    $  1,438       $   190
 Ratio of Expenses to Average Net Assets #...........................     1.75%        1.75%       2.53%         2.47%
 Ratio of Net Investment Income to Average Net Assets #..............     0.05%        1.44%      (0.05%)        0.80%
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #..............................................     2.90%        3.49%       3.68%         3.83%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #........................................................    (1.10%)      (0.30%)     (1.10%)       (0.56%)
Portfolio Turnover Rate..............................................       69%         186%         69%          186%
Average commission rate paid per share............................... $0.03749      $0.0242    $0.03749       $0.0242

                                                                                    Vista Southeast Asion Fund
                                                                          ----------------------------------------------
                                                                                Class A                  Class B
                                                                          --------------------    ----------------------
                                                                          11/01/96   11/02/95*    11/01/96    11/03/95**
                                                                          Through     Through     Through      Through
                                                                          04/30/97   10/31/96     04/30/97     10/31/96
                                                                          --------   ---------    --------    ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period..................................   $  11.97     $ 10.00     $ 11.89       $ 10.01
                                                                          --------    -------     --------      -------
 Income From Investment Operations:
   Net Investment Income..............................................      0.025      (0.013)      0.009        (0.055)
   Net Gains or (Losses) in Securities (both realized and
    unrealized).......................................................      0.005       1.983      (0.029)        1.935
                                                                          -------     -------     --------      -------
   Total from Investment Operations...................................      0.030       1.970      (0.020)        1.880
                                                                          -------     -------     --------      -------
 Less Distributions:
   Dividends from Net Investment Income...............................         --          --          --            --
   Distributions from Capital Gains...................................      0.650          --       0.650            --
                                                                          -------     -------     --------      -------
   Total Distributions................................................      0.650          --       0.650            --
                                                                          --------    -------     --------      -------
Net Asset Value, End of Period........................................   $  11.35     $ 11.97     $ 11.22       $ 11.89
                                                                         ========     =======     ========      =======
Total Return (1)......................................................      (0.04%)     19.70%      (0.48%)       18.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)..............................   $ 11,090     $ 8,451     $ 1,974       $ 1,222
 Ratio of Expenses to Average Net Assets #............................       1.75%       1.74%       2.50%         2.52%
 Ratio of Net Investment Income to Average Net Assets #...............       0.43%      (0.12%)     (0.32%)       (0.90%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #...............................................       2.90%       3.26%       3.65%         3.70%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #.........................................................      (0.72%)     (1.64%)     (1.47%)       (2.08%)
Portfolio Turnover Rate...............................................        101%        149%        101%          149%
Average commission rate paid per share................................   $0.01089     $0.0129     $0.01089      $0.0129

------------

 (1) Total return figures do not include the effect of any sales load.
  * Commencement of operations.
 ** Commencement of offering of class of shares.
 # Short periods have been annualized.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                         Vista Japan Fund
                                                                          -----------------------------------------------
                                                                                 Class A                  Class B
                                                                          ---------------------    ----------------------
                                                                          11/01/96    11/02/95*    11/01/96    11/03/95**
                                                                          Through      Through     Through      Through
                                                                          04/30/97    10/31/96     04/30/97     10/31/96
                                                                          --------    ---------    --------    ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period..................................... $  9.42      $ 10.00     $  9.35      $  10.00
                                                                          --------     -------     --------      -------

 Income From Investment Operations:
   Net Investment Income.................................................   0.212       (0.083)      0.118        (0.022)
   Net Gains or (Losses) in Securities (both realized and unrealized)....  (0.142)      (0.497)     (0.078)       (0.628)
                                                                          --------     -------     --------      -------
   Total from Investment Operations......................................   0.070       (0.580)      0.040        (0.650)
                                                                          --------     -------     --------      -------

 Less Distributions:
   Dividends from Net Investment Income..................................   0.190           --       0.150            --
   Distributions from Capital Gains......................................      --           --          --            --
                                                                          --------     -------     --------      -------
   Total Distributions...................................................   0.190           --       0.150            --
                                                                          --------     -------     --------      -------
Net Asset Value, End of Period........................................... $  9.30      $  9.42    $   9.24      $   9.35
                                                                          ========     =======     ========      =======
Total Return (1).........................................................    0.82%       (5.80%)      0.49%        (6.50%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)................................. $ 4,186      $ 4,781    $    198      $    162
 Ratio of Expenses to Average Net Assets #...............................    1.75%        1.75%       2.50%         2.52%
 Ratio of Net Investment Income to Average Net Assets #..................   (1.12%)      (0.91%)     (0.86%)       (0.40%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #..................................................    3.83%        3.60%       4.56%         4.00%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #............................................................   (3.20%)      (2.76%)     (2.92%)       (1.88%)
Portfolio Turnover Rate..................................................      94%         121%         94%          121%
Average commission rate paid per share................................... $0.04856     $0.0499    $0.04856      $ 0.0499

                                                                                 Vista International Equity Fund
                                                                           --------------------------------------------
                                                                                             Class A
                                                                           --------------------------------------------
                                                                           11/01/96               Year Ended
                                                                           Through     --------------------------------
                                                                           04/30/97    10/31/96    10/31/95    10/31/94
                                                                           --------    --------    --------    --------
                                                                          <C
Per Share Operating Performance
Net Asset Value, Beginning of Period.....................................  $ 12.38     $ 12.02     $ 12.31     $ 11.82
                                                                           -------     -------     -------     -------
 Income From Investment Operations:
   Net Investment Income.................................................    0.016       0.056       0.039      (0.022)
   Net Gains or (Losses) in Securities (both realized and unrealized)....    0.540       0.367      (0.190)      0.566
                                                                           -------     -------     -------     -------
   Total from Investment Operations......................................    0.556       0.423      (0.151)      0.544
                                                                           -------     -------     -------     -------
 Less Distributions:
   Dividends from Net Investment Income..................................    0.036       0.063          --          --
   Distributions from Capital Gains......................................    0.520          --       0.137       0.054
                                                                           -------     -------     -------     -------
   Total Distributions...................................................    0.556       0.063       0.137       0.054
                                                                           -------     -------     -------     -------
Net Asset Value, End of Period...........................................  $ 12.38     $ 12.38     $ 12.02     $ 12.31
                                                                           =======     =======     =======     =======
Total Return (1).........................................................     4.55%       3.53%      (1.19%)      4.61%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).................................  $23,703     $24,904     $26,287     $37,926
 Ratio of Expenses to Average Net Assets #...............................     2.00%       2.00%       2.01%       2.00%
 Ratio of Net Investment Income to Average Net Assets #..................    (0.34%)      0.03%      (0.10%)     (0.27%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #..................................................     3.10%       2.86%       2.86%       2.86%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #............................................................    (1.44%)     (0.89%)     (0.96%)     (1.13%)
Portfolio Turnover Rate..................................................
Average commission rate paid per share...................................

---------------

 (1) Total return figures do not include the effect of any sales load.
  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  #  Short periods have been annualized.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                    Vista International Equity Fund
                                                                --------------------------------------------------------------------
                                                                 Class A                              Class B
                                                                ---------     ------------------------------------------------------
                                                                12/31/92*     11/01/96            Year Ended             11/04/93**
                                                                 Through      Through         ---------------------       Through
                                                                10/31/93      04/30/97        10/31/96     10/31/95      10/31/94
                                                                ---------     --------        --------     --------      -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period............................ $ 10.00      $ 12.24         $ 11.89      $ 12.23       $  11.69
                                                                 -------      -------         -------      -------        -------
 Income From Investment Operations:
   Net Investment Income........................................  (0.010)      (0.049)          0.013       (0.026)        (0.053)
   Net Gains or (Losses) in Securities
     (both realized and unrealized).............................   1.830        0.560           0.350       (0.180)         0.647
                                                                 -------      -------         -------      -------        -------
   Total from Investment Operations.............................   1.820        0.511           0.363       (0.206)         0.594
                                                                 -------      -------         -------      -------        -------
 Less Distributions:
   Dividends from Net Investment Income.........................      --           --              --           --             --
   Distributions from Capital Gains.............................      --        0.520           0.010        0.137          0.054
                                                                 -------      -------         -------      -------        -------
   Total Distributions..........................................      --        0.520           0.010        0.137          0.054
                                                                 -------      -------         -------      -------        -------
Net Asset Value, End of Period.................................. $ 11.82      $ 12.23         $ 12.24      $ 11.89       $  12.23
                                                                 =======      =======         =======      =======        =======
Total Return (1)................................................   22.23%        4.21%           3.03%       (1.61%)         5.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)........................ $14,290      $ 8,213         $ 7,819      $ 6,759       $  7,182
 Ratio of Expenses to Average Net Assets #......................    2.13%        2.50%           2.50%        2.50%          2.50%
 Ratio of Net Investment Income to Average Net Assets #.........   (0.14%)      (0.80%)         (0.43%)      (0.53%)        (0.94%)
 Ratio of Expenses Without Waivers and Assumption
   of Expenses to Average Net Assets # (2)......................    2.86%        3.60%           3.36%        3.36%          3.36%
 Ratio of Net Investment Income Without Waivers
   and Assumptions of Expenses #................................   (0.87%)      (1.90%)         (1.29%)      (1.40%)        (1.80%)

---------------

 (1) Total return figures do not include the effect of any sales load.
 (2) Not to exceed the maximum statutory ratio.
  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  #  Short periods have been annualized.

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.3%
----------------------------------------------------------------------------------------
              COMMON STOCK -- 90.1%
              ----------------------
                AUSTRALIA -- 1.9%
                  Banking --
     3,800          Commonwealth Bank of Australia                          $     41,286
                  Broadcasting --
    26,000          News Corp. Ltd.                                              119,847
                  Diversified --
    86,000          Futuris Corp. Ltd.                                           129,456
                  Entertainment/Leisure --
    21,000          TABCORP Holdings Ltd.                                        103,761
                  Food/Beverage Products --
    24,000          Foster's Brewing Group Ltd.                                   49,418
                  Multi-Media --
    16,500          Publishing & Broadcasting Ltd.                                87,124
                  Oil & Gas --
    68,000          Energy Equity Corp. Ltd. *                                    66,826
                                                                            ------------
                TOTAL AUSTRALIA                                                  597,718
                                                                            ------------
                AUSTRIA -- 2.2%
                  Steel --
     5,500          Boehler -- Uddeholm AG *                                     396,709
                  Oil & Gas --
     2,714          OMV AG                                                       296,198
                                                                            ------------
                TOTAL AUSTRIA                                                    692,907
                                                                            ------------
                BRAZIL -- 1.4%
                  Telecommunications --
     1,900          Telecomunicacoes Brasileiras SA,-Telebras ADR                218,025
                  Utilities --
    10,500          Centrais Electricas Brasileiras SA-Electrobras, ADR          240,293
                                                                            ------------
                TOTAL BRAZIL                                                     458,318
                                                                            ------------
                CHILE -- 0.9%
                  Food/Beverage Products --
    12,500          Compania Cervecerias Unidas SA, ADR                          278,125
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                CHINA -- 0.5%
                  Automotive --
   158,000          Qingling Motors Company Ltd.-H Shares *                 $     86,683
                  Shipping/Transportation --
   180,000          Guangshen Railway Co., Ltd.-H Shares *                        85,973
                                                                            ------------
                TOTAL CHINA                                                      172,656
                                                                            ------------
                FRANCE -- 9.3%
                  Appliances & Household Durables --
     6,300          Moulinex *                                                   145,713
                  Automotive --
     2,348          Equipments et Composants pour l'Industrie Automobile         369,561
                  Banking --
     6,500          Banque Nationale de Paris                                    277,497
                  Chemicals --
     8,800          Rhone-Poulenc, Class A,                                      296,175
                  Computer Services --
     5,800          Cap Gemini Sogeti SA *                                       351,530
     1,032          Group Axime *                                                124,212
                  Financial Services --
     3,262          Cetelem Group *                                              380,310
                  Food/Beverage Products --
    13,800          Remy Cointreau                                               355,144
                  Tire & Rubber --
     5,300          Michelin (CGDE), B Shares                                    296,327
                  Utilities --
     2,452          Compagnie Generale des Eaux                                  341,788
                                                                            ------------
                TOTAL FRANCE                                                   2,938,257
                                                                            ------------
                GERMANY -- 6.7%
                  Automotive --
     6,000          Daimler-Benz AG                                              445,883
                  Chemicals --
    10,900          BASF AG                                                      420,757
                  Consumer Products --
     4,337          Adidas AG *                                                  452,371
    14,055          Puma AG *                                                    475,133
                  Health Care/Health Care Services --
     3,900          Fresenius Medical Care AG *                                  341,884
                                                                            ------------
                TOTAL GERMANY                                                  2,136,028
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                GERMANY (CONTINUED)
                HONG KONG -- 6.0%
                  Banking --
    16,000          Dao Heng Bank Group, Ltd.                               $     76,008
                  Diversified --
    18,000          Citic Pacific Ltd. *                                          97,359
    70,000          First Pacific Company Ltd.                                    83,585
   104,000          Guangdong Investments, Ltd.                                   97,333
    22,000          Hutchison Whampoa                                            163,297
    10,000          Jardine Matheson Holdings (USD)                               55,000
    17,000          Swire Pacific, Ltd, Class A *                                131,122
                  Financial Services --
    21,000          Guoco Group Ltd.                                              99,760
    11,911          HSBC Holdings PLC                                            301,365
                  Real Estate --
     9,000          Cheung Kong (Holdings) Ltd.                                   79,002
    44,000          China Resources Enterprises Ltd.                             121,550
       212          Henderson China Holding Ltd. *                                   365
    10,000          Henderson Land Development Company, Ltd.                      84,231
    82,400          HKR International, Ltd.                                      101,583
    28,000          Hong Kong Land Holdings Ltd.                                  58,240
    30,000          Hysan Development Co. Ltd.                                    82,875
    32,000          New World Development Company Ltd. *                         184,649
    42,000          Wheelock & Co. Ltd.                                           87,290
                                                                            ------------
                TOTAL HONG KONG                                                1,904,614
                                                                            ------------
                INDONESIA -- 0.3%
                  Consumer Products --
     5,000          PT Gudang Garam (Foreign)                                     20,988
     3,500          PT Hanjaya Mandala Sampoerna (Foreign)                        14,079
                  Metals/Mining --
    11,500          PT Tambang Timah (Foreign)                                    18,930
                  Telecommunications --
    27,000          PT Telekomunikasi Indonesia (Foreign)                         39,167
                                                                            ------------
                TOTAL INDONESIA                                                   93,164
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                IRELAND -- 0.8%
                  Insurance --
    53,800          Irish Life PLC                                          $    266,781
                                                                            ------------
                ITALY -- 4.0%
                  Machinery & Engineering Equipment --
    33,800          Danieli & Co.                                                238,452
                  Retailing --
     7,900          Gucci Group NV (NY Registered Shares) *                      546,024
                  Telecommunications --
   149,700          Telecom Italia Mobile SpA                                    469,855
                                                                            ------------
                TOTAL ITALY                                                    1,254,331
                                                                            ------------
                JAPAN -- 16.0%
                  Automotive --
    20,000          Mazda Motor                                                   56,220
     5,000          Toyota Motor Corp.                                           144,882
                  Banking --
     5,300          Acom Co. Ltd. *                                              216,173
     4,000          Bank of Tokyo-Mitsubishi                                      63,307
     6,000          Mitsubishi Trust & Banking Corp.                              64,252
     7,000          Sumitomo Trust & Banking                                      57,874
                  Chemicals --
     7,000          Shin-Etsu Chemical Co., Ltd.                                 141,102
                  Consumer Products --
     1,600          Sony Corp.                                                   116,409
                  Electronics/Electrical Equipment --
     6,000          Aiwa Company Ltd.                                            103,465
    18,000          Fujitsu Ltd.                                                 187,087
     2,000          Hirose Electronics Co., Ltd.                                 109,291
    26,000          Hitachi Ltd.                                                 235,433
     5,000          Hitachi Maxell Ltd.                                          105,118
     2,640          Keyence Corp.                                                322,205
     8,000          Matsushita Communication Industries                          206,614
     4,000          Murata Manufacturing Co., Ltd.                               148,976
    14,000          NEC Corp.                                                    170,866
     2,100          SMC Corp.                                                    153,780
                  Entertainment/Leisure --
     6,000          Yamaha Corp.                                                 120,945
                  Financial Services --

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                JAPAN (CONTINUED)
     2,600          Promise Co., Ltd.                                       $    107,480
                  Machinery & Engineering Equipment --
    11,000          Fuji Machine Manufacturing Co.                               310,079
    23,000          Komatsu Ltd.                                                 168,063
    25,000          Mitsubishi Heavy Industries Ltd.                             164,961
     2,500          Shima Seiki Manufacturing, Ltd.                              102,362
                  Pharmaceuticals --
     9,000          Sankyo Co. Ltd.                                              240,945
                  Photographic Equipment --
     7,000          Fuji Photo Film                                              267,323
                  Printing & Publishing --
    12,000          Dai Nippon Printing Co. Ltd.                                 216,378
                  Real Estate --
    20,000          Daibiru Corp.                                                220,472
    16,000          Hankyu Realty                                                111,496
     5,000          Mitsubishi Estate Co., Ltd.                                   62,992
                  Retailing --
     2,000          Ito-Yokado Co. Ltd.                                           95,906
                  Telecommunications --
       180          Nippon Telegraph & Telephone Corp.                           126,850
                  Warehousing --
    30,000          Sumitomo Warehouse                                           147,638
                                                                            ------------
                TOTAL JAPAN                                                    5,066,944
                                                                            ------------
                MALAYSIA -- 2.5%
                  Agricultural Production/Services --
    33,000          Kumpulan Guthrie Bhd.                                         51,006
    18,000          Malakoff Bhd.                                                 71,705
                  Automotive --
     6,000          Perusahaan Otomobil Nasional Bhd.                             35,852
    20,000          Tractors Malaysia Holdings Bhd.                               34,578
                  Construction --
    42,000          Sunway Building Technology Bhd.                              151,416
                  Construction Materials --
    52,000          Kedah Cement Holdings, Bhd.                                   80,787
    55,000          Sungei Way Holdings Bhd.                                     125,981
                  Diversified --
    48,000          Renong Bhd.                                                   65,777
    12,000          United Engineers Ltd.                                         85,089

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                MALAYSIA (CONTINUED)
                  Packaging --
    20,000          Malaysian Pacific Industries Bhd.                       $     79,672
                                                                            ------------
                TOTAL MALAYSIA                                                   781,863
                                                                            ------------
                MEXICO -- 2.0%
                  Diversified --
    58,329          ALFA, SA. de C.V., Class A                                   323,051
                  Financial Services --
    70,000          Grupo Financiero Banamex Accival, SA de CV (Banacci),        149,789
                      Ser. B *
                  Real Estate --
     8,000          Corporacion GEO, SA. de C.V., Ser. B, ADR *                  148,631
                                                                            ------------
                TOTAL MEXICO                                                     621,471
                                                                            ------------
                NETHERLANDS -- 3.8%
                  Banking --
         1          ING Groep N.V.                                                    39
                  Chemicals --
     2,871          Akzo Nobel                                                   370,147
                  Computer Software --
     8,600          Baan Company, N.V.                                           451,016
                  Printing & Publishing --
    19,020          Verenigde Nederlandse Uitgeversbedrijvan Verenigd            393,716
                      Bezit (VNU)
                                                                            ------------
                TOTAL NETHERLANDS                                              1,214,918
                                                                            ------------
                PHILIPPINES -- 0.1%
                  Construction --
    48,700          DMCI Holdings Inc. *                                          24,951
                  Real Estate --
    30,800          Filinvest Land Inc. *                                          7,247
                                                                            ------------
                TOTAL PHILIPPINES                                                 32,198
                                                                            ------------
                PORTUGAL -- 3.0%
                  Telecommunications --
    12,509          Portugal Telecom SA *                                        460,884
     5,700          Telecel-Comunicacaoes Pessoais, SA *                         490,848
                                                                            ------------
                TOTAL PORTUGAL                                                   951,732
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                SINGAPORE -- 1.3%
                  Banking --
     6,000          Development Bank of Singapore, Ltd. (Foreign)           $     71,285
     4,000          United Overseas Bank Ltd. (Foreign)                           37,577
                  Food/Beverage Products --
    10,000          Fraser & Neave Ltd.                                           72,529
                  Real Estate  --
     7,000          City Developments, Ltd.                                       56,572
    34,000          DBS Land, Ltd.                                               109,912
    14,000          Singapore Land Ltd.                                           65,276
                                                                            ------------
                TOTAL SINGAPORE                                                  413,151
                                                                            ------------
                SWEDEN -- 3.1%
                  Banking --
    42,000          Skandinaviska Enskilda Banken, Class A                       428,094
                  Engineering Services --
       290          ABB AB, A Shares *                                           351,426
                  Steel --
    21,800          Avesta-Sheffield                                             216,646
                                                                            ------------
                TOTAL SWEDEN                                                     996,166
                                                                            ------------
                SWITZERLAND -- 6.1%
                  Banking --
     5,000          Banco Santander                                              376,790
                  Pharmaceuticals --
       265          Ares-Serono Group, Class B                                   355,852
       919          Novartis AG (Registered)*                                  1,211,608
                                                                            ------------
                TOTAL SWITZERLAND                                              1,944,250
                                                                            ------------
                THAILAND -- 0.2%
                  Metals/Mining --
     1,000          Banpu Public Co., Ltd. (Local)                                16,227
     1,200          Banpu Public Co., Ltd. (Foreign)                              18,645
                  Oil & Gas --
     3,100          PTT Exploration and Production Public Co., Ltd.               39,625
                      (Foreign)
                                                                            ------------
                TOTAL THAILAND                                                    74,497
                                                                            ------------
                UNITED KINGDOM -- 18.0%
                  Aerospace --
    14,660          British Aerospace PLC                                        312,102

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                UNITED KINGDOM (CONTINUED)
                  Airport Services --
    34,190          British Airport Authority PLC                           $    283,991
                  Broadcasting --
    19,400          Carlton Communications PLC                                   159,093
                  Business Services --
    25,000          Delphi Group PLC                                             334,929
   106,000          Hambro Countrywide PLC                                       222,052
                  Construction Materials --
    41,000          Blue Circle Industries, PLC                                  278,970
    68,000          Caradon PLC                                                  274,407
                  Diversified --
    78,226          Cookson Group PLC                                            275,658
                  Engineering Services --
   104,000          APV PLC                                                      146,930
   141,801          Senior Engineering Group PLC                                 299,352
                  Food/Beverage Products --
    31,377          Allied Domecq PLC                                            222,410
                  Hotels/Other Lodging --
    92,440          Jarvis Hotels PLC *                                          232,676
                  Industrial Components --
    19,487          McKechnie Group PLC                                          156,326
                  Oil & Gas --
    13,000          British-Borneo Petro Syndicate PLC                           268,106
    16,663          Shell Transport & Trading PLC                                294,944
                  Real Estate --
   140,703          TBI PLC                                                      183,933
                  Retailing --
    26,518          Boots Company, PLC                                           297,993
    29,031          Great Universal Stores PLC                                   300,775
                  Telecommunications --
    58,000          British Telecommunications PLC                               426,193
    65,000          Vodafone Group PLC                                           290,800
                  Utilities --
    52,929          National Power PLC                                           458,551
                                                                            ------------
                TOTAL UNITED KINGDOM                                           5,720,191
                                                                            ------------
              TOTAL COMMON STOCK (COST $26,641,303)                           28,610,280
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

                                                                               Value
  Shares                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
              RIGHTS -- 0.0%
              --------------
                GERMANY --
                  Automotive --
     6,000          Daimler-Benz AG, Rights, 05/13/97                       $        520
                                                                            ------------
              WARRANTS -- 0.2%
              -----------------
                MALAYSIA --
                  Construction --
    60,000          Sunway Building Technology, Bhd., 3.0% Rules,                 19,838
                      Redeemable, Unsecured
    24,000          Sunway Building Technology, Bhd., expires 07/11/01            46,847
                                                                            ------------
              TOTAL WARRANTS (COST $24,077)                                       66,685
----------------------------------------------------------------------------------------
Principal
  Amount
----------------------------------------------------------------------------------------
              CORPORATE NOTES & BONDS -- 0.0%
              -------------------------------
                FRANCE --
                  Banking --
$   15,840          Societe Generale, 3.5%, 01/01/00 (FRF) (Cost $2,844)           3,280
----------------------------------------------------------------------------------------
              TOTAL LONG-TERM INVESTMENTS -- 0.2%                             28,680,765
              (COST $26,668,224)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.7%
----------------------------------------------------------------------------------------
              UNITED STATES -- 6.7%
              ----------------------
                U.S. TREASURY SECURITIES -- 0.8%
                  U.S. Treasury Bills (USD),
   130,000          05/29/97 t                                                   129,490
   100,000          05/15/97 t                                                    99,808
    10,000          06/05/97 t                                                     9,951
                                                                            ------------
              (COST $239,249)                                                    239,249
                                                                            ------------
              MONEY MARKET DEPOSIT ACCOUNT -- 0.5%
   153,385      Chase Manhattan Bank (USD) @ (Cost $153,385)                     153,385
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

Principal                                                                      Value
  Amount                                Issuer                                 (USD)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
              COMMERCIAL PAPER -- 5.4%
$1,722,000      Household Finance Corp. (USD) (Cost $1,722,000)             $  1,722,000
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS                                     2,114,634
              (COST $2,114,634)
========================================================================================
              TOTAL INVESTMENTS -- 97.0%                                    $ 30,795,399
              (COST $28,782,858)
----------------------------------------------------------------------------------------

PURCHASED INDEX FUTURES OUTSTANDING

                                           Number      Original    Value at
                            Expiration       of        Nominal      April       Unrealized
       Description             Date       Contracts     Value      30, 1997    Appreciation
-------------------------   ----------    ---------    --------    --------    ------------
TSE TOPIX................     06/13/97        7        $746,850    $798,661      $ 51,811

--------------------
#      =    Security may only be sold to qualified institutional buyers.
*      =    Non income producing security.
t      =    All or a portion of this security is pledged to cover financial futures contracts.
ADR    =    American Depository Receipt.
@      =    Affiliated issuer.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                         International
                                                                            Equity
                                                                          Portfolio
                                                                         ------------
ASSETS:
  Investment securities, at value (Note 1).............................  $ 30,795,399
  Cash.................................................................           203
  Foreign cash (Cost $2,080,532).......................................     2,061,269
  Receivables:
    Investment securities sold.........................................       575,689
    Interest and dividends.............................................       159,180
    Open forward currency contracts....................................        50,891
    Variation margin receivable on futures contracts...................        22,598
  Other assets.........................................................         9,280
                                                                          -----------
        Total Assets...................................................    33,674,509
                                                                          -----------

LIABILITIES:
  Payable for investment securities purchased..........................     1,868,119
  Payable for open forward currency contracts..........................        22,823
  Accrued liabilities: (Note 2)
    Custodian..........................................................         1,587
    Other..............................................................        48,529
                                                                          -----------
        Total Liabilities..............................................     1,941,058
                                                                          -----------

NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS...............  $ 31,733,451
                                                                          ===========

Cost of Investments....................................................  $ 28,782,858
                                                                          ===========

                       See notes to financial statements.

STATEMENT OF OPERATIONS
For the six month period ended April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                          International
                                                                            Equity
                                                                           Portfolio
                                                                          -----------
INVESTMENT INCOME:
  Dividend..............................................................  $   285,118
  Interest..............................................................       17,943
  Foreign taxes withheld................................................      (33,390)
                                                                           ----------
        Total investment income.........................................      269,671
                                                                           ----------

EXPENSES: (Note 2)
  Investment Advisory fees..............................................      162,157
  Administration fees...................................................        8,108
  Custodian fees........................................................       24,907
  Amortization of organization costs (Note 1)...........................        5,711
  Professional fees.....................................................       44,629
  Trustees fees.........................................................          180
  Other.................................................................       54,299
                                                                           ----------
        Total expenses..................................................      299,991
                                                                           ----------
  Less amounts waived...................................................     (170,265)
                                                                           ----------
    Net expenses........................................................      129,726
                                                                           ----------
    Net investment income...............................................      139,945
                                                                           ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.........................................................     (399,131)
    Foreign currency transactions.......................................      372,220
  Change in net unrealized appreciation/depreciation on:
    Investments.........................................................    1,476,658
    Financial futures contracts.........................................      102,990
    Foreign currency contracts and transactions.........................       (7,294)
                                                                           ----------
  Net realized and unrealized gain......................................    1,545,443
                                                                           ----------
  Net increase in net assets from operations............................  $ 1,685,388
                                                                           ==========

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                             International Equity
                                                                  Portfolio
                                                         ----------------------------
                                                           11/01/96          Year
                                                           Through          Ended
                                                           04/30/97        10/31/96
                                                         ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income...............................   $    139,945    $    405,376
  Net realized gain (loss) on investments.............        (26,911)      3,618,264
  Change in net unrealized appreciation/depreciation
    on investments and foreign currency
    transactions......................................      1,572,354      (2,439,963)
                                                         ------------    ------------
  Increase (decrease) in net assets from operations...      1,685,388       1,583,677
                                                         ------------    ------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions.......................................      9,518,449      20,400,056
  Withdrawals.........................................    (11,790,363)    (24,033,082)
                                                         ------------    ------------
  Net increase (decrease) from transactions in
    investors' beneficial interests...................     (2,271,914)     (3,633,026)
                                                         ------------    ------------
        Net increase (decrease) in net assets.........       (586,526)     (2,049,349)

NET ASSETS:
  Beginning of period.................................     32,319,977      34,369,326
                                                         ------------    ------------
  End of period.......................................   $ 31,733,451    $ 32,319,977
                                                         ============    ============

                       See notes to financial statements.

VISTA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- International Equity Portfolio ("the Portfolio") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio. The Portfolio commenced operations on December 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Portfolio:

    A. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

    C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

    D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

       1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

       2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The Portfolio invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the contract.

    The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

    As of April 30, 1997, the Portfolio held futures contracts as listed in the Portfolio of Investments.

    F. Written Options -- When the Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

    The Portfolio writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of April 30, 1997 the Portfolio had no outstanding written options.

    G. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    H. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Portfolio have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of the Portfolio.

    I. Federal Income Taxes -- The Portfolio intends to continue qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the period ended April 30, 1997, the Advisor waived fees of $162,157 for the Portfolio.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

    B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

    C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the period ended April 30, 1997, the Administrator waived fees of $8,108 for the Portfolio.

3. INVESTMENT TRANSACTIONS -- For period ended April 30, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government).................................   $ 24,128,849
Sales (excluding U.S. Government).....................................     26,313,076

The portfolio turnover rate of IEP for the period ended April 30, 1997 was 79%. The average commission rate per share was $.02382.

4. OPEN FORWARD FOREIGN CURRENCY CONTRACTS -- The following forward foreign currency contracts were held by the Portfolio.

                             Delivery                                                Net
                               Value                                  Market     Unrealized
                              (Local          Cost       Settlement   Value      Gain (Loss)
                             Currency)        (USD)        Date       (USD)         (USD)
                           -------------   -----------   ---------  ----------   -----------
Purchases
German Deutsche Mark......     1,180,000   $   708,239   06/03/97   $  685,908    ($ 22,333)
Sales
German Deutsche Mark......     1,920,000     1,137,461   07/09/97    1,119,052    $  18,409
UK Sterling...............       790,000     1,288,332   05/29/97    1,288,822         (490)
Italian Lira.............. 1,190,555,400       708,239   06/03/97      695,228       13,013
Japanese Yen..............   150,000,000     1,214,191   07/09/97    1,194,722       19,469

5. RETIREMENT PLAN -- The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period ended April 30, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, in the Statement of Assets and Liabilities were $180 and $1,144, respectively.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

6.   FOREIGN CASH POSITIONS

                                                                                   Net
                                                                  Market       Unrealized
                                    Local           Cost           Value       Gain (Loss)
                                   Currency         (USD)          (USD)          (USD)
                                 ------------    -----------    -----------    -----------
Austrian Schilling............      1,585,701    $   130,344    $   130,120      $   (224)
Australian Dollar.............        100,590         78,520         78,455           (65)
Swiss Franc...................        432,890        296,155        293,883        (2,272)
Spanish Peseta................    (13,408,252)       (91,756)       (91,856)         (100)
French Franc..................      3,291,260        564,297        564,297             0
UK Sterling...................        270,858        439,087        439,846           759
Hong Kong Dollar..............              9              1              1             0
Indonesian Rupiah.............    357,811,162        149,021        147,247        (1,774)
Japanese Yen..................         (6,876)         6,916            (54)       (6,970)
Malaysian Ringgit.............         73,260         30,130         29,184          (946)
Dutch Guilder.................        827,218        432,250        424,901        (7,349)
Philippines Peso..............      1,193,275         45,336         45,286           (50)
Singapore Dollar..............            (60)           231            (41)         (272)
                                                 -----------    -----------      ---------
                                                 $ 2,080,532    $ 2,061,269      $(19,263)
                                                  ==========     ==========      =========

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

The financial information in this report has been taken from the books and records of the Funds without examination by independent accountants, who express no opinion thereto.

                                                                     VINTL-3-697

VISTA LOGO

------------------------------------------------------------------

- VISTA GROWTH AND INCOME FUND
   (Class A Shares, Class B Shares and Class I Shares)

-VISTA CAPITAL GROWTH FUND
   (Class A Shares, Class B Shares and Class I Shares)

-VISTA SMALL CAP EQUITY FUND
   (Class A Shares, Class B Shares and Class I Shares)

- VISTA EQUITY INCOME FUND
   (Class A and Class B Shares)

- VISTA LARGE CAP EQUITY FUND
   (Class A Shares, Class B Shares and Class I Shares)

- VISTA AMERICAN VALUE FUND
   (Class A Shares)

-VISTA BALANCED FUND
   (Class A Shares and Class B Shares)
------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               SEMIANNUAL REPORT
                                                      APRIL 30, 1997
                                                       (UNAUDITED)

CONTENTS

       Chairman's Letter                                                1

       Fund Commentaries                                                2
       Portfolio of Investments                                        16
       Notes to Financial Statements                                   52
       Per Share Data                                                  64

Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.

Watch for the completed redesign when you receive your next Annual Report.

                                                                    May 23, 1997

Dear Shareholder:

We are pleased to present this Semi-Annual Report for the following Vista U.S. Equity Funds for the six months ending April 30, 1997:

    - American Value Fund            - Growth & Income Fund
    - Balanced Fund                  - Large Cap Equity Fund
    - Capital Growth Fund            - Small Cap Equity Fund
    - Equity Income Fund

POSITIVE ECONOMIC FACTORS DRIVE U.S. STOCKS HIGHER

The environment for equities during the period was quite positive, as a combination of buoyant economic growth, strong corporate earnings and low inflation drove stock prices higher. The largest U.S. stocks continued to lead the way, with the S&P 500 Index of large company stocks posting a 14.71% gain during the period. These outstanding returns, however, were not equaled further down the capitalization curve as the S&P Mid Cap 400 Index had a 6.88% gain and the Russell 2000 Index of smaller company stocks returned just 1.61%. This performance divergence was intensified by the high levels of market volatility, which caused investors to favor the blue chips as a defensive measure, as well as by the increasing use of S&P 500 Index funds, which by their nature created heavy demand for the stocks in the index.

BOND MARKETS ONCE AGAIN EXPERIENCE VOLATILITY

U.S. fixed income markets remained sensitive to fears, as yet unrealized, that the high levels of economic growth would prove inflationary. Although interest rates were falling in response to moderating economic growth as the period began, the trend reversed in early 1997 as stronger economic growth reports were issued. Rates peaked around the time the Federal Reserve Board raised interest rates on March 25th.

Regardless of which direction the markets take over the short term, we share your enthusiasm for investing in the future of corporate America. Our portfolio management team has worked hard to provide you with investments to help you reach your financial goals, and will continue to do so in the future. We thank you for the trust you've placed in Vista, and encourage you to call us at 1-800-34-VISTA if you have any questions.

Sincerely,
/s/ Fergus Reid
Fergus Reid
Chairman

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

VISTA GROWTH AND INCOME FUND

Vista Growth and Income Fund, which seeks capital growth and current income by investing primarily in common stocks, had a total return of 10.10% (Class A shares, without sales charges) for the six month period ended April 30, 1997.

SECTOR AND INDIVIDUAL STOCK DECISIONS KEY TO PERFORMANCE

During the reporting period, the Fund's performance was supported by effective sector allocations. In late 1996, the Fund benefited from its overweight positions in financial and technology stocks, but the management team subsequently began cutting the financial exposure due to less-compelling valuations. The technology overweight was maintained, however, with specific emphasis on communications, networking and software companies.

As the reporting period progressed, the management team correctly anticipated that economic growth would accelerate and, therefore, began favoring companies in sectors such as capital goods, which tend to do well in a growing economy. Exposure to the energy sector was also increased based on more attractive valuations.

MID-CAP STOCKS CONTINUE TO LAG

Exposure to mid-cap stocks has always been a unique characteristic of the Fund and, in the past, these mid-cap investments have typically supported overall performance. During this reporting period in which large caps dominated, however, the Fund's mid-cap holdings held back performance. The management team continues to believe that mid-cap stocks are attractively valued and, over the long term, should outperform.

Expecting economic growth to moderate as 1997 progresses, the management team is placing particular emphasis on companies which it believes can maintain profitability in a slower-growth environment.

                          VISTA GROWTH AND INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 4/30/97

                                                WITHOUT            WITH
               CLASS A SHARES                 SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year....................................     16.73%           11.18%
Five Years..................................     13.77%           12.67%
Since Inception (9/23/87)...................     22.54%           21.92%

                                                WITHOUT            WITH
               CLASS B SHARES                     CDSC            CDSC*
                                              ------------     ------------
One Year....................................     16.17%           11.17%
Five Years..................................     13.36%           11.36%
Since Inception (9/23/87)...................     22.31%           22.31%

                  CLASS I
One Year....................................     17.21%
Five Years..................................     13.90%
Since Inception (9/23/87)...................     22.61%

* Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

                               GROWTH OF $10,000

                                             LIPPER
                           VISTA GROWTH    GROWTH AND
   MEASUREMENT PERIOD       AND INCOME    INCOME FUNDS     S&P 500
 (FISCAL YEAR COVERED)         FUND         AVERAGE         INDEX
09/30/87                        9525.00       10000.00       10000.00
09/30/88                       13598.50        9192.48        8762.64
09/30/89                       19573.79       11607.05       11649.74
09/30/90                       20350.07       10345.84       10573.89
09/30/91                       31012.43       13336.51       13861.50
09/30/92                       35019.15       14685.17       15392.01
09/30/93                       42996.77       16994.85       17389.49
09/30/94                       42895.59       17514.69       18030.45
09/30/95                       52025.27       21572.85       23384.27
09/30/96                       60163.37       25332.15       28128.96
04/30/97                       67202.58       28500.27       33156.52

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Growth and Income Fund, the Lipper Growth and Income Funds Average and the Standard & Poor's 500 Index from September 30, 1987 to April 30, 1997. The Fund's performance assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 9/23/87. Class B Shares and Class I Shares were introduced on 11/4/93 and 1/24/96, respectively. Investors should note that information presented for Class B and Class I Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Growth and Income Funds Average represents the average performance of a universe of 576 actively managed growth and income mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA CAPITAL GROWTH FUND

Vista Capital Growth Fund, which seeks to provide capital growth through a portfolio that consists primarily of the common stocks of mid-sized companies, posted a total return of 4.73% for the six months ended April 30, 1997 (Class A shares, without sales charge).

The Fund was affected by the high levels of volatility among small- and mid-cap stocks during the reporting period, but still managed to provide shareholders with a solid, positive return. This was achieved through effective sector positioning and individual stock selection.

FINANCIAL AND TECHNOLOGY STOCKS KEY TO LATE 1996 PERFORMANCE

The Fund began the period benefiting strongly from overweight positions in the financial and technology sectors, positions which were taken based on the management team's belief that economic growth would slow in the fall of 1996. Vista's stock selection system proved especially helpful in the technology area, as the Fund profited from holdings which had been purchased at attractive prices during last summer's volatility.

As 1996 ended with the management team expecting accelerating economic growth, the Fund began taking profits on its technology holdings and also reducing exposure to financial stocks. Many of these assets were repositioned in cyclical sectors such as capital goods. This shift was based on valuation concerns as well as the fact that, historically, interest-rate sensitive sectors (i.e., financials) tend to suffer in a stronger economy while cyclical sectors have historically outperformed.

FUND MAINTAINS A STRICT VALUE DISCIPLINE

As small- and mid-cap stocks experienced widespread weakness in early 1997, the Fund maintained its strict value discipline. The management team took advantage of falling stock prices to purchase what it believed were high-quality stocks at newly-attractive prices, particularly in the technology area. Underlying many of the investment selections was the belief that the market will eventually reward companies exhibiting the ability to maintain earnings growth, especially in the moderating economic environment Vista's research forecasts for later in 1997.

As the reporting period ended, small- and mid-cap stock prices had begun recovering and were beginning to show signs of re-establishing their historic market leadership. Although the Fund has performed very well during the large-cap dominated rally that began in 1995, the management team believes it is particularly well positioned for an environment that focuses more intensively on valuation and visible earnings growth.

                           VISTA CAPITAL GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                                WITHOUT            WITH
              CLASS A SHARES                  SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year..................................       11.16%            5.88%
Five Years................................       14.87%           13.76%
Since Inception (9/23/87).................       19.86%           19.26%

                                                WITHOUT            WITH
              CLASS B SHARES                      CDSC            CDSC*
                                              ------------     ------------
One Year..................................        9.69%            4.81%
Five Years................................       14.48%           12.48%
Since Inception (9/23/87).................       19.65%           19.65%

                 CLASS I
One Year..................................       11.55%
Five Years................................       14.99%
Since Inception (9/23/87).................       19.93%

* Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

                               GROWTH OF $10,000

                              VISTA       LIPPER MID-
   MEASUREMENT PERIOD        CAPITAL       CAP FUNDS     RUSSELL 2000
 (FISCAL YEAR COVERED)     GROWTH FUND      AVERAGE         INDEX
09/30/87                        9525.00       10000.00       10000.00
09/30/88                       11072.63        8932.07        8924.69
09/30/89                       17430.86       11749.12       10845.59
09/30/90                       14407.39        9979.29        7900.99
09/30/91                       23303.73       14830.87       11465.35
09/30/92                       27299.59       15983.38       12489.50
09/30/93                       36691.80       20341.51       16632.04
09/30/94                       37628.98       20702.36       17066.89
09/30/95                       44145.36       26597.63       21062.87
09/30/96                       51346.60       30982.54       23840.06
04/30/97                       54336.05       30282.09       26214.30

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from September 30, 1987 through April 30, 1997. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 9/23/87. Class B Shares and Class I Shares were introduced on 11/4/93 and 1/24/96, respectively. Investors should note that information presented for Class B and Class I Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Mid-Cap Growth Funds Average represents the average performance of a universe of 172 actively-managed stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA SMALL CAP EQUITY FUND

Vista Small Cap Equity Fund, which seeks capital growth by investing in small cap common stocks, had a total return of -4.73% (Class A Shares, without sales charges) for the six months ended April 30, 1997.

MANAGING IN A DIFFICULT PERIOD FOR SMALLER STOCKS

Although the Fund has been an outstanding performer since its inception in 1995, it was unable to overcome the weakness in small cap issues during the reporting period. The market was particularly harsh in March of 1997, when it uniformly punished small company stocks with little regard for individual companies' business prospects. Relying on Vista's disciplined five-step stock management system, the management team was able to take advantage of the volatility to buy what it believed were high-quality companies at newly-attractive prices.

The Fund began the period reducing a large cash position created by strong investor interest, and throughout the period maintained relative diversification by industry sector. As small cap prices fell, however, the manager was able to increase holdings in growth-oriented technology and health care companies whose prices had previously been too high for the Fund to purchase given its focus on undervalued stocks.

As the reporting period ended, small-cap stock prices had begun recovering and were beginning to show signs of re-establishing their historic market leadership. Going forward, the management team believes that compelling valuations make this an outstanding time for small cap investments.

FUND CLOSES TO NEW INVESTORS

With the Fund reaching $500 million in assets, it was closed to new investors on January 20, 1997. This action was taken, in accordance with the Fund's prospectus, to ensure that the manager has sufficient flexibility in the small cap market.

                          VISTA SMALL CAP EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                                WITHOUT            WITH
               CLASS A SHARES                 SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year....................................     -0.97%           -5.67%
Since Inception (12/20/94)..................     30.00%           27.36%

                                                WITHOUT            WITH
               CLASS B SHARES                     CDSC            CDSC*
                                              ------------     ------------
One Year....................................     -1.58%           -6.43%
Since Inception (12/20/94)..................     29.17%           28.27%

                  CLASS I
One Year....................................     -5.90%
Since Inception (12/20/94)..................     30.22%

* Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                           VISTA SMALL    LIPPER SMALL
   MEASUREMENT PERIOD       CAP EQUITY     CO. FUNDS     RUSSELL 2000
 (FISCAL YEAR COVERED)         FUND         AVERAGE         INDEX
12/31/94                        9525.00       10000.00       10000.00
09/30/95                       13933.04       12856.51       12573.08
09/30/96                       18225.76       15318.04       14230.88
04/30/97                       17052.08       14478.74       15648.14

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Small Cap Equity Fund, The Lipper Small Company Funds Average and the Russell 2000 Index from December 31, 1994 to April 30, 1997. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 12/20/94. Class B Shares and Class I Shares were introduced on 3/28/95 and 5/7/96, respectively. Investors should note that information presented for Class B and Class I Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares and higher than Class I Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Small Company Funds Average represents the average performance of a universe of 429 actively managed stock mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Russell 2000 Index tracks the shares of 2,000 small-capitalization companies. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

VISTA EQUITY INCOME FUND

The Vista Equity Income Fund, which seeks to provide current income plus opportunities for capital growth by investing primarily in income-producing equity securities, delivered a total return of 12.74% for the six months ended April 30, 1997 (Class A shares, without sales charge).

REITs HELPED FUND DELIVER INCOME & CAPITAL APPRECIATION

The Fund was successful in achieving its objective through the use of a barbell strategy. Using this strategy, the management team invests in two types of securities: those with high dividend yields as well as those which the management team believes offer the potential for capital appreciation.

The Fund began the reporting period with a continued overweight position in Real Estate Investment Trusts (REITs), which helped the Fund gain both high income and capital appreciation for most of 1996. By the end of the year, however, the management team had begun cutting REIT exposure as many of these holdings had reached Vista's 1997 price targets.

FUND RE-FOCUSED FOR FASTER GROWTH IN EARLY 1997

Early in 1997, correctly anticipating accelerating economic growth, the management team completed a shift from interest rate-sensitive sectors such as financials and REITs to those which tend to perform better in a growing economy. Additionally, on a valuation basis, the Fund began rebuilding its exposure to the energy sector. While these energy holdings have lagged the market, their valuations remain attractive given individual company considerations.

The management team expects that volatility will continue to define the stock market. In such an environment, the Fund's barbell strategy is particularly useful for overall total return because high levels of income can help offset falling prices. At the same time, Vista's disciplined stock management system identifies attractively-valued companies which provide the potential for capital appreciation.

                            VISTA EQUITY INCOME FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                                WITHOUT            WITH
              CLASS A SHARES                  SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year..................................       22.75%           17.23%
Since Inception (7/15/93).................       16.81%           15.41%

                                                WITHOUT            WITH
              CLASS B SHARES                      CDSC            CDSC*
                                              ------------     ------------
One Year..................................       21.80%           16.80%
Since Inception (7/15/93).................       16.57%           16.06%

* Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                                             LIPPER
                                             EQUITY
   MEASUREMENT PERIOD      VISTA EQUITY   INCOME FUNDS
 (FISCAL YEAR COVERED)     INCOME FUND      AVERAGE        S&P 500
06/30/93                        9550.00       10000.00       10000.00
09/30/93                       10239.00       10454.35       10257.89
09/30/94                        9969.82       10657.02       10635.98
09/30/95                       11982.24       12780.90       13794.15
09/30/96                       14742.24       14894.09       17227.47
04/30/97                       17223.55       16751.02       20306.58

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Equity Income Fund, the Lipper Equity Income Funds Average and the Standard & Poor's 500 Stock Index from July 31, 1993 through April 30, 1997. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 7/15/93. Class B Shares were introduced on 5/6/96. Investors should note that information presented for Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Equity Income Funds Average represents the average performance of a universe of 181 actively managed mutual funds that invest in income-producing equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Stock Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA LARGE CAP EQUITY FUND

Vista Large Cap Equity Fund, which seeks to provide capital growth through a portfolio of large cap common stocks, provided shareholders with a total return of 11.16% (Class A shares, without sales charges) for the six months ended April 30, 1997.

MARKET ENVIRONMENT FAVORS LARGE CAP COMPANIES

The Fund participated strongly in a market environment that favored the largest companies. In late 1996, the Fund benefited from its overweight positions in financial and technology stocks, but the management team subsequently began cutting the financial exposure due to less-compelling valuations. The technology overweight was maintained, however, with specific emphasis on communications, networking and software companies.

As the reporting period progressed, the management team correctly anticipated that economic growth would accelerate and, therefore, began favoring companies in sectors such as capital goods, which tend to do well in a growing economy. Exposure to the energy sector was also increased based on more attractive valuations.

MANAGEMENT TEAM MAINTAINS FOCUS ON VALUATION

While the Fund has clearly benefited from the market's large cap bias, the management team has continued to apply Vista's disciplined five-step stock management system to help protect shareholders against overpaying for individual holdings. By maintaining a widely-diversified approach and focusing on individual stock selection, the management team looks to use periods of volatility to buy high-quality holdings at what it believes are attractive prices.

                          VISTA LARGE CAP EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                                WITHOUT            WITH
               CLASS A SHARES                 SALES CHARGE     SALES CHARGE
                                              ------------     ------------
One Year....................................     20.60%           14.87%
Five Years..................................     15.11%           13.99%
Since Inception (11/30/90)..................     16.49%           15.61%

                                                WITHOUT            WITH
               CLASS B SHARES                     CDSC            CDSC*
                                              ------------     ------------
One Year....................................     20.14%           15.14%
Five Years..................................     15.02%           13.03%
Since Inception (11/30/90)..................     16.42%           16.42%

                  CLASS I
One Year....................................     21.59%
Five Years..................................     15.30%
Since Inception (11/30/90)..................     16.64%

* Assumes a 5% CDSC for the one year period and a 0% CDSC for the period since inception.

                               GROWTH OF $10,000

                           VISTA LARGE       LIPPER
   MEASUREMENT PERIOD       CAP EQUITY    GROWTH FUNDS     S&P 500
 (FISCAL YEAR COVERED)         FUND         AVERAGE         INDEX
11/30/90                       10000.00       10000.00       10000.00
09/30/91                       12314.35       12966.60       12366.81
09/30/92                       13535.57       14050.78       13732.29
09/30/93                       14932.43       16610.92       15514.38
09/30/94                       15608.51       16867.95       16086.22
09/30/95                       19486.24       21267.37       20862.74
09/30/96                       23617.13       24671.54       25095.80
04/30/97                       26858.94       26552.35       29581.24

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of the Vista Large Cap Equity Fund, the Lipper Growth Funds Average and the Standard & Poor's 500 Index from November 30, 1990 to April 30, 1997. The Fund's performance does not include a sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 11/30/90. Class A Shares and Class B Shares were introduced on 5/6/96. Investors should note that information presented for A and B Shares prior to their introduction is based upon historical expenses of the predecessor Class I Shares, which are lower than the actual expenses of the A and B Shares. Additionally, annualized figures have been restated to reflect the maximum 4.75% front-end sales charge (A Shares) and 5% contingent deferred sales charge (B Shares). Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charge. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Growth Funds Average represents the average performance of a universe of 729 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA AMERICAN VALUE FUND

Vista American Value Fund, which seeks to maximize total return by investing in a portfolio of well-established U.S. company equity securities, provided shareholders with a total return of 6.08% for the six-month period ended April 30, 1997.

LARGEST US STOCKS POST STRONGEST PERFORMANCE

Over the past six months, investors continued to concentrate their purchases in a select group of the largest, most liquid stocks in the S&P 500, and these companies continued to produce the strongest gains during the period.

This performance disparity resulted in a significant divergence in the underlying valuations of many individual stocks. As a group, the largest 100 companies in the S&P 500 Index, which includes many of the largest consumer non-durable and technology companies, were selling at more than 19 times earnings, over five times book value and almost two-and-a-half times sales. The advisor to the Fund did not consider these valuations attractive in relation to the group's long-term earnings capability. As such, the Fund did not have significant exposure to this select group, causing its lag against the S&P 500, which returned 14.71% for the period.

This contrasts with the smallest 100 companies in the S&P 500, many of which are well-established, more economically sensitive businesses. As a group, these companies were selling for ten times earnings, a little over two times book value and about one times sales. The Fund's advisor considered these valuations more attractive relative to long-term earning capability. This resulted in the Fund being overweight in areas such as basic materials, financial services and consumer cyclicals.

On April 30, common stocks represented 90.2% of the portfolio, which was diversified among 44 issues in 11 broad economic sectors. The top five stock holdings at period end included Allstate, Supervalu, Louisiana Pacific, Stratus Computer and Merck.

A FOCUS ON POTENTIAL LONG-TERM PRICE APPRECIATION

Fund holdings are selected for their long-term potential and are often unpopular with other investors. In some cases, considerable time may elapse before their values are recognized by other investors, which can result in these issues becoming market leaders. The Fund's advisor continues to seek attractive issues in the capital goods, communication services and consumer cyclical sectors.

VISTA AMERICAN VALUE FUND
AVERAGE ANNUAL TOTAL RETURN
AS OF 4/30/97

One Year.................................      13.65%
Since Inception (2/3/95).................      19.68%

                               GROWTH OF $10,000

                              VISTA          LIPPER
   MEASUREMENT PERIOD        AMERICAN     GROWTH FUNDS     S&P 500
 (FISCAL YEAR COVERED)      VALUE FUND        AVG.          INDEX
2/28/95                        10000.00       10000.00       10000.00
9/30/95                        11555.10       12235.15       12171.40
9/30/96                        13586.01       14193.57       14640.99
04/30/97                       14852.38       15275.60       17257.81

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in shares of Vista American Value Fund, the Lipper Growth Funds Average and the Standard & Poor's 500 Index from February 28, 1995 to April 30, 1997. The Fund's performance assumes the reinvestment of all dividends and capital gains. The Fund does not impose a sales charge on purchases; therefore, performance is based on the net asset value. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Growth Funds Average represents the average performance of a universe of 729 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

The Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. stock market. The index is unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA BALANCED FUND

Vista Balanced Fund, which seeks to provide capital growth plus current income by investing in a portfolio of high-quality stocks, bonds and convertible securities, had a total return of 6.38% (Class A shares, without sales charges) for the six months ended April 30, 1997.

SLIGHT ALLOCATION SHIFTS SEEK TO INCREASE RETURNS

The Fund's management team made tactical shifts throughout the reporting period to capitalize on the changing relative values of stocks, bonds and cash.

On the equity side, the Fund's performance was supported by effective sector allocations. In late 1996, the Fund benefited from its overweight positions in financial and technology stocks, but the management team subsequently began cutting the financial exposure due to less-compelling valuations. The technology overweight was maintained, however, with specific emphasis on communications, networking and software companies.

As the reporting period progressed, the management team correctly anticipated that economic growth would accelerate and, therefore, began favoring companies in cyclical sectors such as capital goods which tend to do well in a growing economy. Exposure to the energy sector was also increased based on more attractive valuations.

MORTGAGE-BACKED AND CORPORATE SECURITIES EMPHASIZED

On the fixed-income side, the Fund began the reporting period with a slight overweighting of mortgage-backed securities as well as selected corporate securities. This emphasis helped the Fund perform well as mortgages and corporates were the top-performing sectors in early 1997 and, subsequently, as rates began an uptrend in February. At that point, the management team reduced duration to neutral and adopted a barbell strategy that sought to take advantage of stronger relative values at the short and long ends of the yield curve. As the reporting period ended, the Fund took profits on some of its mortgage-backed securities but maintained a relatively-neutral sector allocation.

Moving forward, the management team expects economic growth in the U.S. to moderate and, therefore, anticipates significant opportunities in both the stock and bond markets.

                              VISTA BALANCED FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 4/30/97

                                          WITHOUT           WITH
           CLASS A SHARES               SALES CHARGE    SALES CHARGE
                                        ------------    ------------
One Year.............................      13.67%           8.56%
Since Inception (11/4/92)............      13.27%          12.11%

                                          WITHOUT           WITH
           CLASS B SHARES                   CDSC           CDSC*
                                        ------------    ------------
One Year.............................      12.90%           7.90%
Since Inception (11/4/92)............      12.62%          12.32%

* Assumes a 5% CDSC for the one year period and a 2% CDSC for the period since inception.

                               GROWTH OF $10,000

                                      LIPPER
 MEASUREMENT PERIOD      VISTA       BALANCED                   LEHMAN
    (FISCAL YEAR        BALANCED      FUNDS       S&P 500     AGGREGATE
      COVERED)            FUND       AVERAGE       INDEX      BOND INDEX
10/31/92                  9550.00     10000.00     10000.00     10000.00
10/31/93                 11244.37     11461.26     11492.52     11187.04
10/31/94                 11419.83     11373.97     11935.97     10775.89
10/31/95                 13441.17     13432.32     15086.48     12462.63
10/31/96                 15711.56     15419.31     18715.79     13189.52
4/30/97                  16713.96     16380.22     21468.39     13414.73

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of Vista Balanced Fund and the Lipper Balanced Funds Average from November 30, 1992 through April 30, 1997. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains. The Fund commenced operations on 11/4/92. Class B Shares were introduced on 11/4/93. Investors should note that information presented for Class B Shares prior to their introduction is based upon historical expenses of the predecessor Class A Shares, which are lower than the actual expenses of the Class B Shares. Additionally, annualized figures have been restated to reflect the maximum 5% contingent deferred sales charge that applies to the Fund's B Shares. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower.

The Lipper Balanced Funds Average represents the average performance of a universe of 296 actively managed balanced mutual funds. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Standard & Poor's 500 Index is a broad-based index that is generally considered representative of the U.S. Stock market. The Lehman Aggregate Bond Index is composed of the Lehman Government/Corporate Index and the Mortgage-backed Securities Index and includes U.S. Treasury and agency issues and corporate and mortgage-backed bonds. The indexes are unmanaged and reflects the reinvestment of dividends. An individual cannot invest in the index.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- 82.1%
    ------------------------------------------------------------------------------------
                COMMON STOCK -- 81.7%
                --------------------------------------------------------
                  ADVERTISING -- 1.2%
     196,250        Outdoor Systems, Inc.                                  $   5,445,937
                                                                           -------------
                  AEROSPACE -- 1.3%
      40,000        Doncasters PLC, ADR (United Kingdom)                         900,000
      93,500        Precision Castparts Corp.                                  5,002,250
                                                                           -------------
                                                                               5,902,250
                                                                           -------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 0.8%
      85,000        AGCO Corp.                                                 2,199,375
     125,000        Northland Cranverries, Inc., Class A                       1,437,500
                                                                           -------------
                                                                               3,636,875
                                                                           -------------
                  AIRLINES -- 0.9%
     125,000        Continental Airlines, Inc., Class B *                      3,968,750
                                                                           -------------
                  AUTOMOTIVE -- 2.1%
     140,500        Dura Automotive Systems, Inc.                              3,793,500
     150,000        Tower Automotive, Inc.                                     5,550,000
                                                                           -------------
                                                                               9,343,500
                                                                           -------------
                  BANKING -- 1.7%
      11,000        Aspen Bancshares, Inc.                                       228,250
      70,000        Peoples Heritage Financial Group, Inc.                     2,196,250
      40,000        Zions Bancorporation                                       5,060,000
                                                                           -------------
                                                                               7,484,500
                                                                           -------------
                  BIOTECHNOLOGY -- 0.7%
     100,000        Pharmaceutical Product Development, Inc.                   1,675,000
     122,500        Physio-Control International Corp.                         1,531,250
                                                                           -------------
                                                                               3,206,250
                                                                           -------------
                  BROADCASTING -- 1.4%
      50,000        Chancellor Corp.                                           1,400,000
      80,000        Heftel Broadcasting Corp.                                  4,000,000
      25,000        Univision Communications Inc.                                850,000
                                                                           -------------
                                                                               6,250,000
                                                                           -------------
                  BUSINESS SERVICES -- 5.5%
     206,900        American Residential Services, Inc.                        3,905,238
     220,000        CORT Business Services Corp.                               5,637,500
      70,000        DeVRY, Inc.                                                1,540,000
      30,300        Fair Issac & Company, Inc.                                   958,237
     125,000        Fiserv, Inc.                                               4,718,750

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  BUSINESS SERVICES -- (continued)
      99,000        Interim Services, Inc.                                 $   3,836,250
      57,500        ITT Educational Services, Inc. *                           1,308,125
      30,000        Metzler Group, Inc.                                          765,000
      95,000        NCO Group, Inc.                                            1,971,250
                                                                           -------------
                                                                              24,640,350
                                                                           -------------
                  CHEMICALS -- 0.4%
      60,000        OM Group, Inc.                                             1,672,500
                                                                           -------------
                  COMMERCIAL SERVICES -- 0.3%
     100,000        PMT Services, Inc.                                         1,187,500
                                                                           -------------
                  COMPUTER SOFTWARE -- 6.2%
     235,000        American Management Systems, Inc. *                        5,816,250
      21,700        Aspen Technologies, Inc. *                                   659,138
     125,000        Clarify, Inc.                                              1,070,312
     245,000        Datastream Systems, Inc. *                                 3,123,750
     245,000        Hyperion Software Corp.                                    3,981,250
     238,500        Integrated Systems, Inc.                                   2,295,563
     135,000        Mastech Corp.                                              1,552,500
      40,000        Pure Atria Corp. *                                           390,000
     155,000        Rational Software Corp.                                    2,140,937
      55,000        Remedy Corp.                                               1,780,625
     175,000        Vanstar Corp. *                                            1,290,625
     151,875        Wind River Systems                                         3,493,125
                                                                           -------------
                                                                              27,594,075
                                                                           -------------
                  COMPUTERS/COMPUTER HARDWARE -- 1.8%
     120,000        Applied Magnetics Corp. *                                  3,015,000
      57,000        HMT Technology Corp.                                         627,000
     155,000        Integrated Measurement Systems, Inc.                       2,053,750
      75,000        Micros Systems, Inc. *                                     2,521,875
                                                                           -------------
                                                                               8,217,625
                                                                           -------------
                  CONSTRUCTION MATERIALS -- 4.0%
     300,000        Apogee Enterprises, Inc.                                   4,500,000
      91,000        Barnett, Inc.                                              1,683,500
     100,000        NCI Building Systems, Inc.                                 3,100,000
     147,400        Southdown, Inc.                                            5,324,825
     190,000        Wilmar Industries, Inc.                                    3,135,000
                                                                           -------------
                                                                              17,743,325
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  CONSUMER PRODUCTS/SERVICES -- 1.2%
     120,000        Equity Corp.                                           $   2,580,000
     175,000        Furniture Brands International, Inc.                       2,581,250
                                                                           -------------
                                                                               5,161,250
                                                                           -------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 7.6%
      75,000        ANADIGICS, Inc. *                                          2,118,750
      23,700        Berg Electronics Corp.                                       711,000
     125,000        Etec Systems, Inc. *                                       3,640,625
      35,000        ITI Technologies, Inc. *                                     520,625
      47,000        Microchip Technology, Inc. *                               1,468,750
     200,000        MRV Communications Inc.                                    4,125,000
     150,000        Perceptron Inc.                                            4,237,500
     130,000        QLogic Corp.                                               2,600,000
      25,000        Sawtek, Inc.                                                 740,625
     125,000        Sipex Corp.                                                3,000,000
      94,000        Teleflex, Inc.                                             5,428,500
      75,000        Tencor Instruments                                         3,328,125
      35,000        Triquint Semiconductor, Inc. *                             1,041,250
      38,500        Waters Corp.                                               1,140,563
                                                                           -------------
                                                                              34,101,313
                                                                           -------------
                  ENTERTAINMENT/LEISURE -- 2.6%
     170,000        Cinar Films, Inc.                                          3,867,500
     196,300        Coachmen Industries, Inc.                                  3,361,637
     131,000        K2, Inc.                                                   3,422,375
      74,000        RockShox, Inc.                                             1,114,625
                                                                           -------------
                                                                              11,766,137
                                                                           -------------
                  ENVIRONMENTAL SERVICES -- 2.7%
     114,800        Newpark Resources, Inc.                                    5,151,650
     165,000        United Waste Systems, Inc.                                 5,568,750
      45,900        U.S.A. Waste Services, Inc.                                1,503,225
                                                                           -------------
                                                                              12,223,625
                                                                           -------------
                  FINANCIAL SERVICES -- 0.8%
     120,000        Winthrop Resources Corp.                                   3,645,000
                                                                           -------------
                  FOOD/BEVERAGE PRODUCTS -- 1.3%
     150,000        Morningstar Group, Inc.                                    3,637,500
     155,000        Twinlab Corp.                                              2,053,750
                                                                           -------------
                                                                               5,691,250
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  HEALTH CARE/HEALTH CARE SERVICES -- 8.6%
      50,000        Advanced Technology Labs, Inc.                         $   1,656,250
      43,700        Alternative Living Services, Inc.                            721,050
     138,000        American Medserve Corp.                                    1,500,750
     105,000        Assisted Living Concepts                                   2,310,000
      50,000        Biopsys Medical, Inc. *                                    1,025,000
     150,000        Conceptus, Inc.                                            1,500,000
      35,000        Emeritus Corp.                                               428,750
      50,000        Endocardial Solutions, Inc.                                  406,250
      90,000        Enterprise Systems, Inc. *                                 2,092,500
     151,500        ESC Medical Systems Ltd.                                   4,071,563
      95,800        Henry Schein, Inc.                                         2,658,450
     150,000        Liposome Co., Inc.                                         3,328,125
      50,000        Nitinol Medical Technologies                                 425,000
      75,000        Novoste Corp.                                              1,031,250
      80,000        Perclose, Inc.                                             1,980,000
      75,000        Physician Sales & Service, Inc.                            1,087,500
      52,500        SeaMed Corp.                                                 892,500
      50,000        Sierra Health Services, Inc.                               1,287,500
     135,000        Tenet Healthcare Corp. *                                   3,510,000
     171,000        Universal Health Services, Inc., Class B *                 6,476,625
                                                                           -------------
                                                                              38,389,063
                                                                           -------------
                  HOME BUILDING CONSTRUCTION -- 0.6%
     115,000        Pacific Greystone Corp.                                    1,696,250
     112,500        Southern Energy Homes, Inc.                                1,167,187
                                                                           -------------
                                                                               2,863,437
                                                                           -------------
                  HOTELS/OTHER LODGING -- 0.7%
     175,000        Homestead Village, Inc.                                    3,018,750
                                                                           -------------
                  INSURANCE -- 3.5%
      96,000        American Bankers Insurance Group, Inc.                     5,076,000
      86,000        CMAC Investment Corp.                                      3,268,000
      90,000        Equitable of Iowa Companies                                4,398,750
     267,300        Reliance Group Holdings, Inc.                              2,973,713
                                                                           -------------
                                                                              15,716,463
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  MACHINERY & ENGINEERING EQUIPMENT -- 2.0%
      49,200        Allied Products Corp.                                  $   1,562,100
     122,000        Applied Power, Inc., Class A                               5,169,750
     130,000        Rental Service Corp.                                       2,405,000
                                                                           -------------
                                                                               9,136,850
                                                                           -------------
                  MANUFACTURING -- 1.1%
     165,000        Pentair, Inc.                                              4,929,375
                                                                           -------------
                  METALS/MINING -- 0.7%
      84,000        Valmont Industries                                         3,349,500
                                                                           -------------
                  OIL & GAS -- 3.3%
     150,000        Mitchell Energy & Development, Class B                     2,868,750
      90,000        Nuevo Energy Co.                                           3,093,750
      75,000        Smith International *                                      3,553,125
      90,000        Production Operations Corp.                                5,175,000
                                                                           -------------
                                                                              14,690,625
                                                                           -------------
                  PHARMACEUTICALS -- 0.2%
      40,000        Andrx Corp.                                                  850,000
                                                                           -------------
                  PRINTING & PUBLISHING -- 0.4%
     225,000        Golden Books Family Entertainment, Inc.                    1,856,250
                                                                           -------------
                  REAL ESTATE INVESTMENT TRUST -- 1.9%
     122,000        Arden Realty Group, Inc.                                   3,034,750
     125,000        Innkeepers USA Trust                                       1,750,000
      95,000        Kilroy Realty Corp.                                        2,232,500
      42,000        Storage USA, Inc.                                          1,580,250
                                                                           -------------
                                                                               8,597,500
                                                                           -------------
                  RESTAURANTS/FOOD SERVICES -- 0.4%
      30,000        Applebee's International, Inc.                               701,250
      33,750        Papa John's International, Inc.                              869,062
                                                                           -------------
                                                                               1,570,312
                                                                           -------------
                  RETAILING -- 6.7%
     132,000        99 Cents Only Stores                                       2,854,500
     130,000        Cole National Corp., Class A                               4,290,000
      70,000        Friedman's Inc., Class A                                   1,181,250
     280,000        Hollywood Entertainment Corp.                              5,985,000
      57,500        Marks Bros. Jewelers, Inc.                                   639,688

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  RETAILING -- (continued)
      25,000        Nieman-Marcus Group, Inc.                              $     656,250
     225,000        Petco Animal Supplies, Inc.                                4,809,375
      60,000        Quality Food Centers, Inc.                                 2,407,500
     150,000        Stage Stores, Inc.                                         3,112,500
      76,000        U.S. Rentals, Inc.                                         1,444,000
      80,000        Williams-Sonoma, Inc.                                      2,480,000
                                                                           -------------
                                                                              29,860,063
                                                                           -------------
                  SHIPPING/TRANSPORTATION -- 2.2%
     175,000        Coach USA, Inc.                                            4,462,500
      95,000        Hub Group, Inc., Class A                                   2,517,500
      44,000        Knight Transportation, Inc.                                  957,000
      52,000        Landstar System, Inc. *                                    1,332,500
      25,000        Mark VII, Inc. *                                             700,000
                                                                           -------------
                                                                               9,969,500
                                                                           -------------
                  STEEL -- 0.5%
     162,300        Birmingham Steel Corp.                                     2,373,638
                                                                           -------------
                  TELECOMMUNICATIONS -- 1.8%
       6,500        Advanced Fibre Communications                                259,188
     225,000        Aspect Telecommunications Corp. *                          3,993,750
     125,000        Omnipoint Corp.                                              968,750
     200,000        Periphonics Corp.                                          2,750,000
                                                                           -------------
                                                                               7,971,688
                                                                           -------------
                  TELEMARKETING -- 0.2%
      85,000        Sitel Corp. *                                                839,375
                                                                           -------------
                  TEXTILE MILL PRODUCTS -- 0.4%
      45,000        St. John Knits, Inc.                                       1,726,875
                                                                           -------------
                  UTILITIES -- 2.0%
     170,000        Sierra Pacific Resources                                   4,823,750
     190,000        TNP Enterprises, Inc.                                      3,990,000
                                                                           -------------
                                                                               8,813,750
                                                                           -------------
                TOTAL COMMON STOCK (COST $354,208,219)                       365,405,026
                                                                           -------------
                CONVERTIBLE PREFERRED STOCK -- 0.3%
                --------------------------------------------------------
                  BROADCASTING -- 0.3%
      25,000        American Radio Systems, 7.00% #                            1,190,625
                      (Cost $1,250,000)                                    -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
   Amount                                Issuer                                Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                CONVERTIBLE CORPORATE NOTES & BONDS -- 0.1%
                --------------------------------------------------------
                  COMPUTER SOFTWARE -- 0.0%
$    250,000        Spectrum Holobyte, Inc., 6.500%, 09/15/02              $     189,375
                                                                           -------------
                  HEALTH CARE/HEALTH CARE SERVICES -- 0.1%
     250,000        Assisted Living Concepts, 7.000%, 08/15/05                   379,162
                                                                           -------------
                TOTAL CONVERTIBLE CORPORATE NOTES & BONDS                        568,537
                (COST $500,000)
------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                  367,164,188
                (COST $355,958,219)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.2%
    ------------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 0.1%
                --------------------------------------------------------
                  U.S. Treasury Bills,
      55,000        5.021%, 05/01/97                                              55,000
      20,000        4.980%, 05/08/97                                              19,981
      65,000        5.040%, 06/05/97                                              64,681
     400,000        5.110%, 07/03/97                                             396,423
      60,000        5.130%, 07/17/97                                              59,342
      70,000        5.160%, 07/24/97                                              69,157
                                                                           -------------
                (COST $664,584)                                                  664,584
                                                                           -------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.5%
                --------------------------------------------------------
                  Federal Farm Credit Bank, Discount Notes
   5,000,000        5.320%, 05/22/97 t                                         4,984,483
   5,000,000        5.330%, 05/22/97 t                                         4,984,454
   5,000,000        5.380%, 06/18/97 t                                         4,964,134
   5,000,000        5.360%, 05/30/97                                           4,978,411
                                                                           -------------
                (COST 19,911,482)                                             19,911,482
                                                                           -------------
                COMMERCIAL PAPER -- 6.7%
                --------------------------------------------------------
   5,000,000      AAA Funding Corp., # 5.550%, 05/07/97 t                      4,995,375
   5,000,000      Cargill Inc., 5.460%, 05/02/97 t                             4,999,242
   5,000,000      Daimier-Benz North America Corp. (Germany),                  4,994,672
                    5.480%, 05/08/97 t
   5,000,000      Ford Motor Credit Corp., 5.530%, 05/01/97                    5,000,000
   5,000,000      Lucent Technologies, Inc., 5.500%, 05/23/97 t                4,983,194
   5,000,000      Merrill Lynch & Co., Inc., 5.580%, 05/01/97                  5,000,000
                                                                           -------------
                (COST $29,972,483)                                            29,972,483
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
   Amount                                Issuer                                Value
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                TIME DEPOSIT -- 7.9%
                --------------------------------------------------------
$ 35,219,000      Key Bank, 5.688%, 05/01/97 (Cost $35,219,000)            $  35,219,000
------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS                                  85,767,549
                (COST $85,767,549)
====================================================================================
                TOTAL INVESTMENTS -- 101.3%                                $ 452,931,737
                (COST $441,725,768)
------------------------------------------------------------------------------------

PURCHASED INDEX FUTURES OUTSTANDING

                                     Number       Original        Nominal
                         Expiration    of          Nominal       Value at       Unrealized
     Description          Date      Contracts       Value         4/30/97      Appreciation
----------------------   -------    ---------    -----------    -----------    ------------
Russell 2000..........   June 97       150       $24,972,426    $25,867,500      $895,074

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 86.6%
     ------------------------------------------------------------------------------------
               COMMON STOCK -- 64.6%
               -----------------------------------------------------------
                 AEROSPACE -- 3.9%
     10,000        Doncasters PLC, ADR (United Kingdom) *                    $    225,000
      7,500        Precision Castparts Corp.                                      401,250
      7,200        Sundstrand Corp.                                               351,000
      4,500        United Technologies, Corp.                                     340,313
                                                                             ------------
                                                                                1,317,563
                                                                             ------------
                 AUTOMOTIVE -- 1.3%
      4,500        Chrysler Corp.                                                 135,000
      9,000        Lear Corp. *                                                   321,750
                                                                             ------------
                                                                                  456,750
                                                                             ------------
                 BANKING -- 5.2%
        700        Aspen Bancshares, Inc.                                          14,525
      6,400        Bank of New York Company, Inc.                                 252,800
      3,000        BankAmerica Corp.                                              350,625
      3,000        NationsBank Corp.                                              181,125
     10,000        Southwest Bancorp of Texas *                                   207,500
      3,000        Washington Mutual Savings Bank                                 148,125
      1,200        Wells Fargo & Co.                                              320,100
      2,500        Zions Bancorporation                                           316,250
                                                                             ------------
                                                                                1,791,050
                                                                             ------------
                 BROADCASTING -- 0.7%
     13,500        Tele-Communications, Inc., Liberty Media Group, Class A        253,969
                     *                                                       ------------
                 BUSINESS SERVICES -- 1.2%
     13,450        ServiceMaster L.P.                                             415,269
                                                                             ------------
                 CHEMICALS -- 0.7%
      2,200        duPont (EI) deNemours                                          233,475
                                                                             ------------
                 COMPUTER SOFTWARE -- 1.1%
     15,000        American Management Systems, Inc. *                            371,250
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 1.7%
      1,100        International Business Machines Corp.                          176,825
      4,500        Texas Instruments                                              401,625
                                                                             ------------
                                                                                  578,450
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 CONSUMER PRODUCTS -- 2.6%
      5,700        Fruit of the Loom, Inc., Class A *                        $    205,200
     11,550        Philip Morris Companies, Inc.                                  454,781
      8,000        RJR Nabisco Holdings Corp.                                     238,000
                                                                             ------------
                                                                                  897,981
                                                                             ------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.9%
      1,600        Intel Corp.                                                    245,000
     11,000        Micron Technology, Inc.                                        387,750
                                                                             ------------
                                                                                  632,750
                                                                             ------------
                 ENTERTAINMENT/LEISURE -- 1.5%
     14,000        Carnival Corp., Class A                                        516,250
                                                                             ------------
                 FINANCIAL SERVICES -- 5.3%
      7,700        American Express Co.                                           507,237
     22,700        Federal Home Loan Mortgage Corp.                               723,562
      6,000        Federal National Mortgage Association                          246,750
     10,000        Lehman Brothers Holding, Inc.                                  338,750
                                                                             ------------
                                                                                1,816,299
                                                                             ------------
                 FOOD/BEVERAGE PRODUCTS -- 0.6%
      1,000        Unilever NV, ADR (Netherlands)                                 196,250
                                                                             ------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 2.1%
     11,500        Columbia/HCA Healthcare Corp.                                  402,500
      6,000        Tenet Healthcare Corp. *                                       156,000
      4,765        US Surgical Corp.                                              163,201
                                                                             ------------
                                                                                  721,701
                                                                             ------------
                 HOTELS/OTHER LODGING -- 0.7%
     12,879        Homestead Village, Inc.                                        222,163
                                                                             ------------
                 INSURANCE -- 4.1%
      3,600        Allstate Corp.                                                 235,800
      2,700        American International Group                                   346,950
      2,600        Loews Corp.                                                    238,875
     10,700        Nationwide Financial Services, Inc., Class A                   283,550
     27,000        Reliance Group Holdings, Inc.                                  300,375
                                                                             ------------
                                                                                1,405,550
                                                                             ------------
                 MANUFACTURING -- 0.9%
      8,000        Johnson Controls                                               307,000
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 METALS/MINING -- 1.2%
      5,700        Aluminum Co. of America (ALCOA)                           $    398,287
                                                                             ------------
                 OIL & GAS -- 7.4%
      2,900        British Petroleum PLC, ADR (United Kingdom)                    399,113
      7,500        Elf Aquitaine SA, ADR (France)                                 364,687
      9,500        Enterprise Oil PLC (ADR) (United Kingdom)                      282,625
      6,000        Exxon Corp.                                                    339,750
      1,700        Mobil Corp.                                                    221,000
      4,400        PanEnergy Corp.                                                194,700
      2,300        Royal Dutch Petroleum Co.                                      414,575
      7,050        Williams Companies, Inc.                                       309,319
                                                                             ------------
                                                                                2,525,769
                                                                             ------------
                 PHARMACEUTICALS -- 4.3%
      5,300        American Home Products Corp.                                   351,125
      6,000        Bristol-Myers Squibb Co.                                       393,000
      6,000        Schering-Plough Corp.                                          480,000
      3,000        SmithKline Beecham PLC, ADR (United Kingdom)                   241,875
                                                                             ------------
                                                                                1,466,000
                                                                             ------------
                 REAL ESTATE INVESTMENT TRUSTS -- 7.7%
      5,000        Arden Realty Group, Inc.                                       124,375
     11,200        Beacon Properties Corp.                                        345,800
      9,378        Chateau Properties, Inc.                                       245,000
      9,000        Duke Realty Investments, Inc.                                  330,750
     11,500        Equity Residential Properties Trust                            503,125
      8,000        FelCor Suite Hotels, Inc.                                      287,000
     10,000        Kilroy Realty Corp.                                            235,000
     15,000        Security Capital Industrial Trust                              301,875
      7,000        Storage USA, Inc.                                              263,375
                                                                             ------------
                                                                                2,636,300
                                                                             ------------
                 SHIPPING/TRANSPORTATION -- 1.2%
      1,500        Burlington Northern, Inc.                                      118,125
      8,000        Canadian Natural Railway Co. (Canada)                          308,000
                                                                             ------------
                                                                                  426,125
                                                                             ------------
                 STEEL -- 0.3%
      7,500        Birmingham Steel Corp.                                         109,688
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS -- 3.3%
      9,000        BellSouth Corp.                                           $    400,500
      5,700        GTE Corp.                                                      261,487
      3,200        Sprint Corp.                                                   140,400
      2,700        Telecomunicacoes Brasileiros SA, ADR (Brazil)                  309,825
                                                                             ------------
                                                                                1,112,212
                                                                             ------------
                 UTILITIES -- 3.7%
     15,000        Centrais Electricas Brasileiras SA-Electrobras, ADR            350,480
                     (Brazil)
      5,000        CESP-Companhia Energetica de Sao Paulo, ADR (Brazil) *          79,686
      3,500        CINergy Corp.                                                  116,375
      6,000        Companhia Energetica de Minas Gerais (CEMIG), ADR              273,050
                     (Brazil)
      6,000        DPL, Inc.                                                      141,750
      3,400        FPL Group Inc.                                                 151,725
      5,600        Sierra Pacific Resources                                       158,900
                                                                             ------------
                                                                                1,271,966
                                                                             ------------
               TOTAL COMMON STOCK (COST $18,445,053)                           22,080,067
                                                                             ------------
               CONVERTIBLE PREFERRED STOCK -- 7.0%
               -----------------------------------------------------------
                 AEROSPACE -- 0.5%
      3,500        Loral Space & Communications, 6.00%, 11/01/06 #                167,524
                                                                             ------------
                 AIRLINES -- 1.3%
      6,000        Continental Air Finance Trust, 8.50%, 12/01/20                 434,292
                                                                             ------------
                 FINANCIAL SERVICES -- 4.5%
      6,000        Calenergy Capital Trust, 6.25%, 03/10/16                       424,500
      3,500        First USA, Inc. 6.25%, 05/20/98                                283,500
      3,500        Golden Books Financial Trust, 8.75%, 08/20/16 #                178,500
      6,500        K-Mart Financing Inc., 7.75%, 06/15/16                         374,563
      6,000        Nuevo Financing Inc., 5.75%, Ser. A                            273,750
                                                                             ------------
                                                                                1,534,813
                                                                             ------------
                 INSURANCE -- 0.7%
      4,000        American Bankers Insurance Group, 6.25%, Ser. B                251,500
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (COST $2,271,028)              2,388,129
                                                                             ------------
               WARRANTS -- 0.0%
               -----------------------------------------------------------
                 HOTELS/OTHER LODGING -- 0.0%
        590        Homestead Village, Inc., Expire 10/29/97 (COST $4,872)           4,646
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount                                 Issuer                                 Value
  ------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
               CONVERTIBLE CORPORATE NOTES & BONDS -- 5.0%
               -----------------------------------------------------------
                 COMPUTERS/COMPUTER HARDWARE -- 1.5%
$   450,000        Solectron Corp. 6.00%, 03/01/06 #                         $    496,931
                                                                             ------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%
    200,000        Xilinx Inc. 5.25%, 11/01/02 #                                  228,688
                                                                             ------------
                 ENVIRONMENTAL SERVICES -- 0.7%
    250,000        USA Waste Services Inc., 4.00%, 02/01/02                       246,210
                                                                             ------------
                 FINANCIAL SERVICES -- 0.7%
    250,000        American Residential Services 7.25%, 04/15/04 #                245,000
                                                                             ------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 0.4%
    100,000        Assisted Living Concepts, 7.00%, 08/15/05                      151,665
                                                                             ------------
                 RETAILING -- 1.0%
    300,000        Federated Department Stores, 5.00%, 10/01/03                   346,500
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE NOTES AND BONDS                      1,714,994
               (COST $1,634,632)                                             ------------
               U.S. TREASURY OBLIGATIONS -- 10.0%
               -----------------------------------------------------------
  3,000,000      U.S. Treasury Bond, 7.25%, 08/15/22                            3,066,090
    350,000      U.S. Treasury Note, 6.88%, 05/15/06                              352,954
                   (Cost $3,349,794)
                                                                             ------------
                                                                                3,419,044
     ------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     29,606,880
               (COST $25,705,379)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.8%
------------------------------------------------------------------------------------
               TIME DEPOSIT -- 16.8%
               -----------------------------------------------------------
  5,727,000      Key Bank, 5.69%, 05/01/97 (Cost $5,727,000)                    5,727,000
------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 103.4%                                   $ 35,333,880
               (COST $31,432,379)
------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

   Shares       Issuer                                                         Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.7%
    ------------------------------------------------------------------------------------
                COMMON STOCK -- 90.7%
                --------------------------------------------------------
                  AEROSPACE -- 1.2%
       8,000        Allied-Signal, Inc.                                    $     578,000
      10,000        United Technologies, Corp.                                   756,250
                                                                           -------------
                                                                               1,334,250
                                                                           -------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 1.9%
      21,300        Case Corp.                                                 1,179,487
      20,400        Deere & Co.                                                  938,400
                                                                           -------------
                                                                               2,117,887
                                                                           -------------
                  AIRLINES -- 0.9%
      10,500        AMR Corp. *                                                  977,813
                                                                           -------------
                  AUTOMOTIVE -- 0.9%
      17,600        General Motors                                             1,018,600
                                                                           -------------
                  BANKING -- 6.7%
      13,000        BankBoston Corp.                                             945,750
       9,000        Citicorp                                                   1,013,625
       9,500        Comerica, Inc.                                               555,750
      15,000        First Union Corp.                                          1,260,000
       7,500        Mellon Bank Corp.                                            623,438
      23,000        NationsBank Corp.                                          1,388,625
      15,200        Norwest Corp.                                                758,100
      17,000        Washington Mutual Savings Bank                               839,375
                                                                           -------------
                                                                               7,384,663
                                                                           -------------
                  BIOTECHNOLOGY -- 0.8%
      15,000        Amgen, Inc. *                                                883,125
                                                                           -------------
                  BROADCASTING -- 0.5%
      34,000        Comast Corp., Special Class A                                535,500
                                                                           -------------
                  CHEMICALS -- 3.0%
      15,500        Dow Chemical Co.                                           1,315,562
      11,500        duPont (EI) deNemours                                      1,220,438
      16,500        Union Carbide Corp.                                          822,937
                                                                           -------------
                                                                               3,358,937
                                                                           -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                         Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE -- 3.0%
      22,700        Cisco Systems, Inc.                                    $   1,174,725
      27,075        Computer Associates International                          1,407,900
       6,000        Microsoft Corp. *                                            729,000
                                                                           -------------
                                                                               3,311,625
                                                                           -------------
                  COMPUTERS/COMPUTER HARDWARE -- 5.8%
      10,000        Compaq Computer Corp. *                                      853,750
      42,000        EMC Corp. *                                                1,527,750
       6,000        International Business Machines Corp.                        964,500
      22,000        Seagate Technology, Inc. *                                 1,009,250
      36,000        Sun Microsystems, Inc. *                                   1,037,250
      11,000        Texas Instruments                                            981,750
                                                                           -------------
                                                                               6,374,250
                                                                           -------------
                  CONSTRUCTION MACHINERY -- 1.3%
      16,300        Caterpillar Tractor, Inc.                                  1,450,700
                                                                           -------------
                  CONSUMER PRODUCTS -- 5.7%
      22,500        Avon Products, Inc.                                        1,386,563
      10,000        Colgate-Palmolive Co.                                      1,110,000
      42,000        Philip Morris Companies, Inc.                              1,653,750
       8,700        Procter & Gamble Co.                                       1,094,025
      12,800        Ralston Purina Group                                       1,054,400
                                                                           -------------
                                                                               6,298,738
                                                                           -------------
                  DIVERSIFIED -- 0.6%
      12,600        Dover Corp.                                                  667,800
                                                                           -------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 2.2%
       6,000        General Electric Co.                                         665,250
      11,500        Intel Corp.                                                1,760,937
                                                                           -------------
                                                                               2,426,187
                                                                           -------------
                  ENTERTAINMENT/LEISURE -- 2.3%
      47,000        Carnival Corp., Class A                                    1,733,125
      18,500        Time Warner, Inc.                                            832,500
                                                                           -------------
                                                                               2,565,625
                                                                           -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                         Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  FINANCIAL SERVICES -- 2.8%
      10,000        American Express Co.                                   $     658,750
      30,000        Federal Home Loan Mortgage Corp.                             956,250
      15,200        Federal National Mortgage Assoc.                             625,100
      30,000        Green Tree Financial Corp.                                   888,750
                                                                           -------------
                                                                               3,128,850
                                                                           -------------
                  FOOD/BEVERAGE PRODUCTS -- 3.8%
      15,300        Coca-Cola Enterprises, Inc.                                  923,738
      22,800        ConAgra, Inc.                                              1,313,850
      27,000        PepsiCo., Inc.                                               941,625
       5,000        Unilever NV, ADR (Netherlands)                               981,250
                                                                           -------------
                                                                               4,160,463
                                                                           -------------
                  HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
      40,000        Columbia/HCA Healthcare Corp.                              1,400,000
      70,000        HEALTHSOUTH Corp. *                                        1,382,500
      27,000        Tenet Healthcare Corp. *                                     702,000
                                                                           -------------
                                                                               3,484,500
                                                                           -------------
                  INSURANCE -- 3.5%
       7,000        Aetna Inc.                                                   637,875
      26,000        Allstate Corp.                                             1,703,000
       7,400        American International Group                                 950,900
       8,000        Progressive Corp.                                            609,000
                                                                           -------------
                                                                               3,900,775
                                                                           -------------
                  MANUFACTURING -- 3.9%
      15,000        Ingersoll-Rand Co.                                           736,875
      33,000        Johnson Controls                                           1,266,375
      15,000        Parker Hannifin Corp.                                        746,250
      25,000        Tyco International Ltd.                                    1,525,000
                                                                           -------------
                                                                               4,274,500
                                                                           -------------
                  MEDIA/ADVERTISING -- 0.5%
      11,000        Omnicom Group, Inc.                                          583,000
                                                                           -------------
                  METALS/MINING -- 2.5%
      22,000        Aluminum Co. of America (ALCOA)                            1,537,250
      22,700        Inco, Ltd.                                                   726,400
       5,800        Phelps Dodge Corp.                                           445,150
                                                                           -------------
                                                                               2,708,800
                                                                           -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                         Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  OFFICE/BUSINESS EQUIPMENT -- 0.6%
      10,000        Xerox Corp.                                            $     615,000
                                                                           -------------
                  OIL & GAS -- 9.6%
      12,000        Amoco Corp.                                                1,003,500
       8,100        British Petroleum PLC, ADR (United Kingdom)                1,114,762
      22,000        Coastal Corp.                                              1,045,000
      15,500        Halliburton Company                                        1,094,687
      12,100        Mobil Corp.                                                1,573,000
      12,000        PanEnergy Corp.                                              531,000
      13,000        Phillips Petroleum Co.                                       511,875
      15,000        Texaco, Inc.                                               1,582,500
      20,000        USX-Marathon Group                                           552,500
      36,850        Williams Companies, Inc.                                   1,616,794
                                                                           -------------
                                                                              10,625,618
                                                                           -------------
                  PAPER/FOREST PRODUCTS -- 0.8%
      14,100        Willamette Industries, Inc.                                  898,875
                                                                           -------------
                  PHARMACEUTICALS -- 6.0%
      16,000        American Home Products Corp.                               1,060,000
      22,000        Bristol-Myers Squibb Co.                                   1,441,000
      24,000        Johnson & Johnson                                          1,470,000
      25,000        Pharmacia & Upjohn, Inc.                                     740,625
      23,200        SmithKline Beecham PLC, ADR (United Kingdom)               1,870,500
                                                                           -------------
                                                                               6,582,125
                                                                           -------------
                  PHOTOGRAPHIC EQUIPMENT -- 1.4%
      18,000        Eastman Kodak Co.                                          1,503,000
                                                                           -------------
                  PRINTING & PUBLISHING -- 1.1%
      29,000        New York Times Company, Class A                            1,254,250
                                                                           -------------
                  RETAILING -- 4.5%
      14,400        American Stores Co.                                          655,200
      19,000        Dayton-Hudson Corp.                                          855,000
      36,000        Federated Department Stores *                              1,224,000
      22,000        Gap, Inc.                                                    701,250
      58,000        Kroger Co. *                                               1,595,000
                                                                           -------------
                                                                               5,030,450
                                                                           -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                         Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
    ------------------------------------------------------------------------------------
                  SHIPPING/TRANSPORTATION -- 0.7%
      10,500        Burlington Northern, Inc.                              $     826,875
                                                                           -------------
                  TELECOMMUNICATIONS -- 5.3%
      35,000        BellSouth Corp.                                            1,557,500
      21,500        Frontier Corp.                                               341,312
      19,400        GTE Corp.                                                    889,975
      11,639        Lucent Technologies, Inc.                                    688,156
      14,500        Sprint Corp.                                                 636,188
      20,000        Telefonaktiebolaget LM Ericsson, Sp, ADR (Sweden)            672,500
      44,000        WorldCom, Inc.                                             1,056,000
                                                                           -------------
                                                                               5,841,631
                                                                           -------------
                  TEXTILES -- 0.6%
      15,000        Liz Claiborne, Inc.                                          678,750
                                                                           -------------
                  UTILITIES -- 3.1%
      12,000        Carolina Power & Light Co.                                   408,000
      27,000        CMS Energy Corp.                                             857,250
      28,800        FPL Group Inc.                                             1,285,200
      30,000        Pinnacle West Capital Corp.                                  855,000
                                                                           -------------
                                                                               3,405,450
    ------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                  100,208,612
                (COST $81,243,799)
    ------------------------------------------------------------------------------------
 Principal
   Amount
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.4%
    ------------------------------------------------------------------------------------
                TIME DEPOSIT -- 10.4%
                --------------------------------------------------------
$ 11,503,000      Key Bank, 5.688%, 05/01/97 (Cost $11,503,000)               11,503,000
    ------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 101.1%                                $ 111,711,612
                (COST $92,746,799)
    ------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

 Shares      Issuer                                                              Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.2
     ------------------------------------------------------------------------------------
             COMMON STOCK -- 90.2%
             --------------------------------------------------------------
               AEROSPACE -- 2.2%
    5,000        Raytheon Co.                                                 $   218,125
                                                                              -----------
               AGRICULTURAL PRODUCTION/SERVICES -- 2.2%
   12,000        Archer-Daniels-Midland Co.                                       220,500
                                                                              -----------
               BANKING -- 7.1%
    6,270        Banc One Corp.                                                   265,691
    1,400        BankAmerica Corp.                                                163,625
    4,000        H. F. Ahmanson & Co.                                             152,500
    1,200        J. P. Morgan & Company, Inc.                                     122,250
                                                                              -----------
                                                                                  704,066
                                                                              -----------
               COMPUTERS/COMPUTER HARDWARE -- 2.7%
    7,000        Stratus Computer, Inc. *                                         272,125
                                                                              -----------
               CONSUMER PRODUCTS -- 1.9%
    4,000        Whirlpool Corp.                                                  187,000
                                                                              -----------
               DIVERSIFIED -- 4.8%
    3,400        Cognizant Corp.                                                  110,925
    3,000        Fluor Corp.                                                      165,000
    5,000        Tenneco Inc.                                                     199,375
                                                                              -----------
                                                                                  475,300
                                                                              -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT -- 8.6%
   10,000        EG&G, Inc.                                                       188,750
    4,000        Motorola, Inc.                                                   229,000
    4,000        Tecumseh Products Co., Class A                                   216,000
    8,000        Watkins-Johnson Co.                                              220,000
                                                                              -----------
                                                                                  853,750
                                                                              -----------
               ENVIRONMENTAL SERVICES -- 2.1%
    7,000        WMX Technologies, Inc.                                           205,625
                                                                              -----------
               FINANCIAL SERVICES -- 2.7%
    6,400        Federal National Mortgage Assoc.                                 263,200
                                                                              -----------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Shares      Issuer                                                              Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
               HEALTH CARE/HEALTH CARE SERVICES -- 3.4%
    4,400        Bard (C.R.), Inc.                                            $   139,700
    4,200        Baxter International Inc.                                        201,075
                                                                              -----------
                                                                                  340,775
                                                                              -----------
               INSURANCE -- 6.6%
    7,000        Allstate Corp.                                                   458,500
    4,800        Safeco Corp.                                                     192,000
                                                                              -----------
                                                                                  650,500
                                                                              -----------
               MANUFACTURING -- 3.3%
    6,500        ITT Industries, Inc.                                             164,125
    8,200        Zero Corp.                                                       159,900
                                                                              -----------
                                                                                  324,025
                                                                              -----------
               METAL FABRICATORS -- 1.5%
    4,800        Reliance Steel & Aluminum Co.                                    153,000
                                                                              -----------
               METALS/MINING -- 1.7%
    7,400        Cyprus Amax Minerals Co.                                         165,575
                                                                              -----------
               OIL & GAS -- 8.0%
    1,200        Atlantic Richfield Co. (ARCO)                                    163,350
    3,000        Burlington Resources, Inc.                                       127,125
    4,000        El Paso Natural Gas Co.                                          232,500
   10,000        Union Pacific Resources Group, Inc.                              271,250
                                                                              -----------
                                                                                  794,225
                                                                              -----------
               PAPER/FOREST PRODUCTS -- 8.9%
   11,500        Longview Fibre Co.                                               185,438
   15,000        Louisiana-Pacific Corp.                                          279,375
    5,000        Potlatch Corp.                                                   205,000
    3,000        St. Joe Paper Co.                                                217,875
                                                                              -----------
                                                                                  887,688
                                                                              -----------
               PHARMACEUTICALS -- 2.7%
    3,000        Merck & Company, Inc.                                            271,500
                                                                              -----------
               PRINTING & PUBLISHING -- 3.2%
    6,000        Readers Digest Association, Inc., Class A                        138,000
    4,000        Tribune Co.                                                      175,500
                                                                              -----------
                                                                                  313,500
                                                                              -----------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Shares      Issuer                                                              Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST -- 2.3%
    9,674        BRE Properties, Inc., Class A                                $   227,339
                                                                              -----------
               RETAILING -- 6.8%
    5,000        Dayton-Hudson Corp.                                              225,000
    4,600        Dillard Department Stores, Inc., Class A                         142,025
   10,000        SUPERVALU, Inc.                                                  306,250
                                                                              -----------
                                                                                  673,275
                                                                              -----------
               SHIPPING/TRANSPORTATION -- 1.8%
    2,000        Norfolk Southern Corp.                                           179,750
                                                                              -----------
               TELECOMMUNICATIONS -- 2.0%
    6,000        AT&T Corp.                                                       201,000
                                                                              -----------
               TIRE & RUBBER -- 2.1%
    4,000        Goodyear Tire & Rubber, Inc.                                     210,500
                                                                              -----------
               UTILITIES -- 1.6%
    8,000        Central & South West Corp.                                       161,000
                                                                              -----------
------------------------------------------------------------------------------------
             TOTAL COMMON STOCK                                                 8,953,343
             (COST $7,179,955)
------------------------------------------------------------------------------------
Principal
 Amount
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.8%
     ------------------------------------------------------------------------------------
             COMMERCIAL PAPER -- 4.3%
             --------------------------------------------------------------
               FINANCIAL SERVICES -- 4.3%
$ 426,500        Ford Motor Credit Corp., 5.51%, 05/05/97 (Cost $426,239)         426,239
                                                                              -----------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

Principal
 Amount                                  Issuer                                  Value
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
             U.S. TREASURY OBLIGATIONS -- 5.5%
             --------------------------------------------------------------
               U.S. Treasury Bills,
$  98,000        4.95%, 05/15/97                                                   97,811
  207,000        4.96%, 05/15/97                                                  206,601
  238,000        4.97%, 05/15/97                                                  237,540
                                                                              -----------
             (COST $541,952)                                                      541,952
------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS                                         968,191
             (COST $968,191)
====================================================================================
             TOTAL INVESTMENTS -- 100.0%                                      $ 9,921,534
             (COST $8,148,146)
------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 89.9%
     ------------------------------------------------------------------------------------
               COMMON STOCK -- 44.2%
               -----------------------------------------------------------
                 AEROSPACE -- 1.0%
      4,800        Allied-Signal, Inc.                                       $    346,800
      5,200        Precision Castparts Corp.                                      278,200
      3,700        Sundstrand Corp.                                               180,375
                                                                             ------------
                                                                                  805,375
                                                                             ------------
                 AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
      4,000        AGCO Corp.                                                     103,500
      5,500        Case Corp.                                                     304,562
                                                                             ------------
                                                                                  408,062
                                                                             ------------
                 AIRLINES -- 0.8%
      3,000        AMR Corp. *                                                    279,375
     10,000        Continental Airlines, Inc., Class B *                          317,500
                                                                             ------------
                                                                                  596,875
                                                                             ------------
                 AUTOMOTIVE -- 0.5%
      4,500        General Motors                                                 260,438
      4,400        Lear Corp. *                                                   157,300
                                                                             ------------
                                                                                  417,738
                                                                             ------------
                 BANKING -- 3.0%
      6,000        BankBoston Corp.                                               436,500
      6,500        CitFed Bancorp., Inc.                                          214,500
      2,500        Citicorp                                                       281,562
      3,400        First Union Corp.                                              285,600
      8,000        NationsBank Corp.                                              483,000
      4,200        Norwest Corp.                                                  209,475
     10,000        Southwest Bancorp of Texas                                     207,500
      1,700        Zions Bancorporation                                           215,050
                                                                             ------------
                                                                                2,333,187
                                                                             ------------
                 BROADCASTING -- 0.2%
      8,250        Tele-Communications, Inc., Liberty Media Group, Class A        155,203
                                                                             ------------
                 CHEMICALS -- 1.5%
      7,000        Cabot Corp.                                                    154,000
      3,400        Dow Chemical Co.                                               288,575
      4,900        duPont (EI) deNemours                                          520,013
      5,100        Union Carbide Corp.                                            254,362
                                                                             ------------
                                                                                1,216,950
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE -- 1.6%
      7,000        Cisco Systems, Inc.                                       $    362,250
      8,825        Computer Associates International                              458,900
      2,900        Microsoft Corp. *                                              352,350
      4,000        Reynolds & Reynolds, Inc., Class A                              83,000
                                                                             ------------
                                                                                1,256,500
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 1.9%
      3,400        Compaq Computer Corp. *                                        290,275
     10,500        EMC Corp. *                                                    381,938
      2,000        International Business Machines Corp.                          321,500
      5,800        Sun Microsystems, Inc. *                                       167,112
      3,600        Texas Instruments                                              321,300
                                                                             ------------
                                                                                1,482,125
                                                                             ------------
                 CONSTRUCTION MACHINERY -- 0.3%
      2,300        Caterpillar Tractor, Inc.                                      204,700
                                                                             ------------
                 CONSUMER PRODUCTS -- 3.1%
      7,000        Avon Products, Inc.                                            431,375
      7,000        Black & Decker Corp.                                           234,500
      3,300        Colgate-Palmolive Co.                                          366,300
      7,400        First Brands Corp.                                             187,775
     13,500        Philip Morris Companies, Inc.                                  531,563
      3,000        Procter & Gamble Co.                                           377,250
      3,500        Ralston Purina Group                                           288,312
                                                                             ------------
                                                                                2,417,075
                                                                             ------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.0%
      5,500        Atmel Corp. *                                                  136,813
      3,100        Intel Corp.                                                    474,688
      2,800        Teleflex, Inc.                                                 161,700
                                                                             ------------
                                                                                  773,201
                                                                             ------------
                 ENTERTAINMENT/LEISURE -- 0.9%
     16,200        Carnival Corp., Class A                                        597,375
      3,100        Time Warner, Inc.                                              139,500
                                                                             ------------
                                                                                  736,875
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 FINANCIAL SERVICES -- 1.9%
     12,800        Countrywide Credit Industries, Inc.                       $    347,200
     11,600        Federal Home Loan Mortgage Corp.                               369,750
      5,000        Federal National Mortgage Assoc.                               205,625
     11,000        Green Tree Financial Corp.                                     325,875
      5,200        The PMI Group, Inc.                                            265,850
                                                                             ------------
                                                                                1,514,300
                                                                             ------------
                 FOOD/BEVERAGE PRODUCTS -- 2.3%
      7,500        Coca-Cola Enterprises, Inc.                                    452,813
      6,300        ConAgra, Inc.                                                  363,038
      9,400        PepsiCo., Inc.                                                 327,825
      7,000        Sara Lee Corp.                                                 294,000
      1,700        Unilever NV, ADR (Netherlands)                                 333,625
                                                                             ------------
                                                                                1,771,301
                                                                             ------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 2.1%
      9,000        Alternative Living Services, Inc. *                            148,500
     10,000        Columbia/HCA Healthcare Corp.                                  350,000
     18,000        HEALTHSOUTH Corp. *                                            355,500
      4,000        PhyCor, Inc. *                                                 106,500
      8,000        Tenet Healthcare Corp. *                                       208,000
      7,700        Universal Health Services, Inc., Class B *                     291,638
      4,288        US Surgical Corp.                                              146,864
                                                                             ------------
                                                                                1,607,002
                                                                             ------------
                 INSURANCE -- 1.8%
      7,200        Allstate Corp.                                                 471,600
      4,550        American Bankers Insurance Group, Inc.                         240,581
      2,650        American International Group                                   340,525
     15,000        Nationwide Financial Services, Inc., Class A *                 397,500
                                                                             ------------
                                                                                1,450,206
                                                                             ------------
                 MANUFACTURING -- 2.6%
      5,000        Ingersoll-Rand Co.                                             245,625
     12,000        Johnson Controls                                               460,500
      5,800        Kennametal Inc.                                                208,800
      7,000        Parker Hannifin Corp.                                          348,250
      5,600        Pentair, Inc.                                                  167,300
      9,400        Tyco International Ltd.                                        573,400
                                                                             ------------
                                                                                2,003,875
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 METALS/MINING -- 0.9%
      8,000        Aluminum Co. of America (ALCOA)                           $    559,000
      4,000        Inco, Ltd.                                                     128,000
                                                                             ------------
                                                                                  687,000
                                                                             ------------
                 OFFICE/BUSINESS EQUIPMENT -- 0.4%
      4,800        Xerox Corp.                                                    295,200
                                                                             ------------
                 OIL & GAS -- 4.3%
      3,700        Amoco Corp.                                                    309,412
      6,700        Coastal Corp.                                                  318,250
      5,200        Halliburton Company                                            367,250
      3,800        Mobil Corp.                                                    494,000
      6,000        PanEnergy Corp.                                                265,500
      5,300        Phillips Petroleum Co.                                         208,688
      1,400        Royal Dutch Petroleum Co.                                      252,350
      4,300        Texaco, Inc.                                                   453,650
      5,500        Tidewater, Inc.                                                220,688
     10,650        Williams Companies, Inc.                                       467,269
                                                                             ------------
                                                                                3,357,057
                                                                             ------------
                 PAPER/FOREST PRODUCTS -- 0.4%
      5,100        Willamette Industries, Inc.                                    325,125
                                                                             ------------
                 PHARMACEUTICALS -- 3.0%
      5,500        American Home Products Corp.                                   364,375
      5,800        Bristol-Myers Squibb Co.                                       379,900
      2,500        Eli Lilly & Co.                                                219,687
      8,300        Johnson & Johnson                                              508,375
      4,700        Schering-Plough Corp.                                          376,000
      6,000        SmithKline Beecham PLC, ADR (United Kingdom)                   483,750
                                                                             ------------
                                                                                2,332,087
                                                                             ------------
                 PHOTOGRAPHIC EQUIPMENT -- 0.5%
      4,300        Eastman Kodak Co.                                              359,050
                                                                             ------------
                 PRINTING & PUBLISHING -- 0.5%
      9,000        New York Times Company, Class A                                389,250
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 REAL ESTATE INVESTMENT TRUST -- 1.2%
      8,000        Arden Realty Group, Inc.                                  $    199,000
      4,000        Bay Apartment Communities, Inc.                                134,000
      4,600        Beacon Properties Corp.                                        142,025
     15,000        Kilroy Realty Corp.                                            352,500
      4,000        Spieker Properties, Inc.                                       139,500
                                                                             ------------
                                                                                  967,025
                                                                             ------------
                 RESTAURANTS/FOOD SERVICES -- 0.2%
      7,900        Wendy's International, Inc.                                    162,937
                                                                             ------------
                 RETAILING -- 1.6%
      3,600        American Stores Co.                                            163,800
      8,300        Federated Department Stores *                                  282,200
     12,300        Gap, Inc.                                                      392,063
     14,800        Kroger Co. *                                                   407,000
                                                                             ------------
                                                                                1,245,063
                                                                             ------------
                 SHIPPING/TRANSPORTATION -- 0.3%
      2,700        Burlington Northern, Inc.                                      212,625
                                                                             ------------
                 TELECOMMUNICATIONS -- 2.4%
     10,700        BellSouth Corp.                                                476,150
     10,000        Compania Anonima Nacional Telefonos de Venezuela               300,000
                     (CANTV), ADR (Venezuela)
      6,100        GTE Corp.                                                      279,838
      3,504        Lucent Technologies, Inc.                                      207,174
      8,884        Sprint Corp.                                                   389,785
      6,000        Telefonaktiebolaget LM Ericsson, Sp, ADR (Sweden)              201,750
                                                                             ------------
                                                                                1,854,697
                                                                             ------------
                 TEXTILES -- 0.2%
      4,300        Liz Claiborne, Inc.                                            194,575
                                                                             ------------
                 UTILITIES -- 1.3%
      4,600        CMS Energy Corp.                                               146,050
      8,400        FPL Group Inc.                                                 374,850
     10,000        Pinnacle West Capital Corp.                                    285,000
      8,000        Sierra Pacific Resources                                       227,000
                                                                             ------------
                                                                                1,032,900
                                                                             ------------
               TOTAL COMMON STOCK (COST $27,277,677)                           34,565,141
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                           Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
               CONVERTIBLE PREFERRED STOCK -- 2.4%
               -----------------------------------------------------------
                 AEROSPACE -- 0.2%
      3,500        Loral Space & Communications, 6.00%, 11/01/2006 Ser. #    $    167,524
                                                                             ------------
                 CONSUMER PRODUCTS -- 0.3%
     20,000        RJR Nabisco Holdings Corp. $0.6012, Ser. C                     117,500
      9,000        Westinghouse Electric, $1.30 #                                 135,531
                                                                             ------------
                                                                                  253,031
                                                                             ------------
                 FINANCIAL SERVICES -- 1.2%
      2,000        American General Delaware L.L.C., Ser. A, 6.00%                116,750
      5,000        Nuevo Financing Inc., 5.75%, Ser. A                            228,125
      5,000        St. Paul Capital Corp., LLC, 6.00%, 05/31/25                   307,500
      7,000        Sunamerica Inc., $3.188, 10/31/99                              295,750
                                                                             ------------
                                                                                  948,125
                                                                             ------------
                 INSURANCE -- 0.2%
      2,000        American Bankers Insurance Group, Ser. B, $3.125               125,750
                                                                             ------------
                 OIL & GAS -- 0.2%
      6,500        Enron Corp., 6.25% Exchange Notes, 12/13/98, ACES              130,000
                                                                             ------------
                 UTILITIES -- 0.3%
      4,000        Calenergy Capital Trust II, 6.25%, 02/25/12 #                  205,500
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,745,250)              1,829,930
                                                                             ------------
 Principal
  Amount
   (USD)
               CORPORATE NOTES & BONDS -- 10.3%
               -----------------------------------------------------------
                 AEROSPACE -- 0.6%
$   500,000        Lockheed Martin Corp., 7.450%, 06/15/2004                      507,410
                                                                             ------------
                 BANKING -- 1.2%
  1,000,000        Bankers Trust Capital Trust A, 7.900%, 01/15/2027              937,500
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 1.3%
  1,100,000        International Business Machines Corp., 7.125%,               1,010,625
                     12/01/2096                                              ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)                                 Issuer                                 Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 FINANCIAL SERVICES -- 1.9%
$   120,000        Corp Andina de Fomento, Yankee (Venezuela), 7.375%,       $    121,438
                     07/21/2000
    400,000        Ford Capital BV, Yankee (Netherlands), 9.000%, 08/15/98        412,600
  1,000,000        Lehman Brothers Inc., 7.375%, 01/15/2007                       982,680
                                                                             ------------
                                                                                1,516,718
                                                                             ------------
                 GOVERNMENT ISSUE -- 0.6%
    500,000        Republic of Colombia, Global Bond, (Columbia) 8.375%,          454,375
                     02/15/2027                                              ------------
                 OIL & GAS -- 0.9%
    750,000        Petroliam Nasional Bhd., (Malaysia) 7.625%,                    737,317
                     10/15/2026 #                                            ------------
                 TELECOMMUNICATIONS -- 1.3%
    600,000        360 Communications Corp., 7.500%, 03/01/2006                   590,580
    400,000        Bellsouth Telecommunications, 7.875%, 08/01/2032               394,436
                                                                             ------------
                                                                                  985,016
                                                                             ------------
                 UTILITIES -- 2.5%
  1,000,000        Chilgener SA, Yankee (Chile), 6.500%, 01/15/2006               934,630
    500,000        Enersis SA, Yankee (Caymon Islands), 6.900%, 12/01/2006        474,555
    500,000        Ras Laffan Liquefied Natural Gas, (Qatar) 8.294%,              506,913
                     03/15/2014 #
                                                                             ------------
                                                                                1,916,098
                                                                             ------------
               TOTAL CORPORATE NOTES & BONDS (COST $8,306,687)                  8,065,059
                                                                             ------------
               CONVERTIBLE CORPORATE NOTES & BONDS -- 1.4%
               -----------------------------------------------------------
                 COMPUTERS/COMPUTER HARDWARE -- 0.4%
    100,000        EMC Corp., 3.250%, 03/15/2002 #                                103,500
    150,000        SCI Systems Inc., 5.000%, 05/11/2006 #                         212,813
                                                                             ------------
                                                                                  316,313
                                                                             ------------
                 ENVIRONMENTAL SERVICES -- 0.3%
    250,000        USA Waste Services Inc., 4.000%, 02/01/2002                    246,210
                                                                             ------------
                 FINANCIAL SERVICES -- 0.3%
    250,000        American Residential Services, 7.250%, 04/15/2004 #            245,000
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)                                 Issuer                                 Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 0.4%
$   150,000        Assisted Living Concepts, 7.000%, 08/15/2005 #            $    227,497
    150,000        Sterling House, 6.750%, 06/30/2006 #                           106,687
                                                                             ------------
                                                                                  334,184
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE NOTES & BONDS (COST $1,050,000)      1,141,707
                                                                             ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.5%
               -----------------------------------------------------------
                 Federal Home Loan Mortgage Corp.,
  2,000,000        8.000%, 04/09/2007                                           1,995,620
  1,192,651        Gold, Pool #G10597, 6.500%, 11/01/2011                       1,166,329
    706,439      Federal National Mortgage Association, Pool #362451,             714,387
                   7.500%, 12/01/2007
                 Government National Mortgage Association,
  1,007,101        Pool #420943, 8.000%, 10/15/2026                             1,020,627
  1,005,982        Pool #432175, 8.000%, 11/15/2026                             1,019,492
  1,232,940        Pool #780047, 9.000%, 12/15/2017                             1,312,859
    735,145        Pool #780508, 8.000%, 11/15/2024                               750,068
  1,000,000      Tennessee Valley Authority, 6.235%, 07/15/2045                   987,000
                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $9,012,239)       8,966,382
                                                                             ------------
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.4%
               -----------------------------------------------------------
    383,443      Blackrock Capital Finance L.P., Ser. 1996-C2, Class A,           384,163
                   Stripe Interest, 7.642%, 11/15/2026 #
                 Federal Home Loan Mortgage Corp.,
    500,000        Ser. 1360, Class PK, 10.000%, 12/15/2020                       563,905
  1,000,000        Ser. 1759, Class BC, 7.600%, 04/15/2016                      1,009,680
  1,000,000        Ser. 1865, Class G, 8.000%, 08/15/2024                       1,017,502
  2,019,544        Ser. 77, Class G, 8.500%, 01/15/2020                         2,078,857
    741,722      Federal National Mortgage Association, Ser. 1997-17,             740,061
                   Class A, 7.250%, 03/31/2004                               ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $5,817,590)      5,794,168
                                                                             ------------
               COMMERCIAL MORTGAGE BACKED SECURITIES -- 2.3%
               -----------------------------------------------------------
    750,000        Morgan Stanley Capital I, Ser. 1996-WF1, Class A3,             752,109
                     7.380%, 08/15/2006 #
  1,000,000        Nomura Asset Securities Corp., Ser. 1996-MD5, Class          1,020,937
                     A1B, 7.120%, 04/13/2036                                 ------------
               TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST                1,773,046
               $1,783,092)                                                   ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount
   (USD)                                 Issuer                                 Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
     ------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 10.4%
               -----------------------------------------------------------
                 U.S. Treasury Bonds & Notes,
$   700,000        8.750%, 08/15/2020                                        $    834,421
  2,995,000        8.000%, 05/15/2001                                           3,149,422
    500,000        6.785%, 05/15/2006                                             504,220
  2,100,000        7.750%, 11/30/99                                             2,166,612
  1,400,000        8.250%, 07/15/98                                             1,435,000
                                                                             ------------
               (COST $8,163,760)                                                8,089,675
     ------------------------------------------------------------------------------------
               LONG-TERM INVESTMENTS                                           70,225,108
               (COST $63,156,295)
     ------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.6%
     ------------------------------------------------------------------------------------
               TIME DEPOSIT -- 8.6%
               -----------------------------------------------------------
  6,749,000      Key Bank, 5.688%, 05/01/97 (Cost $6,749,000)                   6,749,000
     ------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 98.5%                                    $ 76,974,108
               (COST $69,905,295)
     ------------------------------------------------------------------------------------

#       =    Security may only be sold to qualified institutional buyers.
*       =    Non income producing security.
t       =    All or a portion of this security is pledged to cover financial futures contracts.
ACES    =    Automatic Common Exchange Securities.
ADR     =    American Depository Receipt.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                                                       Vista Small
                                                                Vista Growth &      Vista Capital          Cap         Vista Equity
                                                                    Income             Growth            Equity           Income
                                                                     Fund               Fund              Fund             Fund
                                                                ---------------    ---------------    -------------    ------------
ASSETS:
 Investment securities, at value (Note 1)....................   $ 2,255,978,972    $ 1,138,265,755    $ 452,931,737    $ 35,333,880
 Cash........................................................                --                 --          690,633              82
 Receivables:
   Investment securities sold................................                --                 --          555,375              --
   Variation margin..........................................                --                 --           48,750              --
   Interest and dividends....................................                --                 --          172,539         125,129
   Fund shares sold..........................................         2,104,651          1,106,111          222,649         120,183
 Other assets................................................            73,386            142,419           65,754           1,417
                                                                 --------------     --------------     ------------     -----------
      Total assets...........................................     2,258,157,009      1,139,514,285      454,687,437      35,580,691
                                                                 --------------     --------------     ------------     -----------

LIABILITIES:
 Payable for investment securities purchased.................                --                 --        6,600,973       1,259,943
 Payable for Fund shares redeemed............................         1,750,720          1,097,636          227,257          28,086
 Payable to custodian........................................                --                 --               --              --
 Dividends payable...........................................            36,525                 --               --              --
 Accrued liabilities: (Note 2)
   Administration fees.......................................           179,399             91,875           55,789           3,888
   Distribution fees.........................................           636,608            429,672           79,107           8,963
   Investment advisory fees..................................                --                 --          241,751           9,072
   Shareholder servicing fees................................           448,181            226,690           62,371           1,241
   Custodian.................................................                --                 --           33,029           9,951
   Other.....................................................         1,027,898            671,001          226,120          99,279
                                                                 --------------     --------------     ------------     -----------
      Total Liabilities......................................         4,079,331          2,516,874        7,526,397       1,420,423
                                                                 --------------     --------------     ------------     -----------

                                                                Vista Large        Vista
                                                                    Cap          American         Vista
                                                                  Equity           Value         Balanced
                                                                   Fund            Fund            Fund
                                                               -------------    -----------    ------------
ASSETS:
 Investment securities, at value (Note 1)....................  $ 111,711,612    $ 9,921,534    $ 76,974,108
 Cash........................................................             --             63         314,544
 Receivables:
   Investment securities sold................................        320,671             --              --
   Variation margin..........................................             --             --              --
   Interest and dividends....................................        124,115         11,036         594,861
   Fund shares sold..........................................        203,859             --         491,023
 Other assets................................................         37,179         42,988          18,553
                                                                ------------     ----------     -----------
      Total assets...........................................    112,397,436      9,975,621      78,393,089
                                                                ------------     ----------     -----------
LIABILITIES:
 Payable for investment securities purchased.................        421,375             --              --
 Payable for Fund shares redeemed............................      1,291,181             --          32,256
 Payable to custodian........................................          8,227             --              --
 Dividends payable...........................................             --             --              --
 Accrued liabilities: (Note 2)
   Administration fees.......................................          4,367            800           9,379
   Distribution fees.........................................          4,170             --          20,207
   Investment advisory fees..................................             --            800          29,388
   Shareholder servicing fees................................         21,840             --           2,287
   Custodian.................................................         14,101          3,496          15,873
   Other.....................................................         94,047         51,520         124,991
                                                                ------------     ----------     -----------
      Total Liabilities......................................      1,859,308         56,616         234,381
                                                                ------------     ----------     -----------

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                       Vista Small
                                                                Vista Growth &      Vista Capital          Cap         Vista Equity
                                                                    Income             Growth            Equity           Income
                                                                     Fund               Fund              Fund             Fund
                                                                ---------------    ---------------    -------------    ------------
NET ASSETS:
 Paid in capital.............................................   $ 1,690,639,209    $   904,493,990    $ 442,192,270    $ 29,069,348
 Accumulated undistributed net investment income.............         1,634,887            (63,224)        (213,145)         49,992
 Accumulated undistributed net realized gain (loss) on
   investment transactions...................................       150,294,237         87,865,933       (4,253,942)      1,139,426
 Net unrealized appreciation/depreciation of investments and
   futures...................................................       411,509,345        144,700,712        9,435,857       3,901,502
                                                                 --------------     --------------     ------------     -----------
   Net Assets:...............................................   $ 2,254,077,678    $ 1,136,997,411    $ 447,161,040    $ 34,160,268
                                                                 ==============     ==============     ============     ===========
    Class A Shares...........................................   $ 1,385,365,533    $   743,231,533    $ 143,369,366    $ 26,736,813
    Class B Shares...........................................   $   413,849,279    $   352,332,993    $  77,717,153    $  7,423,455
    Institutional Class......................................   $   454,862,866    $    41,432,885    $ 226,074,521
Shares of beneficial interest outstanding ($.001 par value;
 unlimited number of shares authorized):
    Class A Shares...........................................        34,928,369         19,148,049        7,955,487       1,640,737
    Class B Shares...........................................        10,488,126          9,188,499        4,368,926         458,403
    Institutional Class......................................        11,444,531          1,064,976       12,494,278
Class A Shares:
 Net asset value and redemption price per share*.............   $         39.66    $         38.82    $       18.02    $      16.30
 Maximum offering price per share (net asset value per share/
   95.25%, 95.5% for VEIF and VBAL and 100% for VAVF)........   $         41.64    $         40.76    $       18.92    $      17.07
Class B Shares:
 Net asset value and offering price per share*...............   $         39.46    $         38.35    $       17.79    $      16.19
Institutional Shares:
 Net asset value and offering price per share*...............   $         39.75    $         38.91    $       18.09
                                                                 ==============     ==============     ============     ===========
Cost of Investments..........................................                                         $ 441,725,768    $ 31,432,379
                                                                                                       ============     ===========

                                                                Vista Large        Vista
                                                                    Cap          American         Vista
                                                                  Equity           Value         Balanced
                                                                   Fund            Fund            Fund
                                                               -------------    -----------    ------------
NET ASSETS:
 Paid in capital.............................................  $  82,680,085    $ 7,361,018    $ 67,994,422
 Accumulated undistributed net investment income.............        101,013         81,436         191,775
 Accumulated undistributed net realized gain (loss) on
   investment transactions...................................      8,792,217        703,164       2,903,697
 Net unrealized appreciation/depreciation of investments and
   futures...................................................     18,964,813      1,773,387       7,068,814
                                                                ------------     ----------     -----------
   Net Assets:...............................................  $ 110,538,128    $ 9,919,005    $ 78,158,708
                                                                ============     ==========     ===========
    Class A Shares...........................................  $  12,945,912    $ 9,919,005    $ 66,587,881
    Class B Shares...........................................  $   3,252,586                   $ 11,570,827
    Institutional Class......................................  $  94,339,630
Shares of beneficial interest outstanding ($.001 par value;
 unlimited number of shares authorized):
    Class A Shares...........................................      1,022,703        724,829       4,866,023
    Class B Shares...........................................        258,056                        855,393
    Institutional Class......................................      7,442,683
Class A Shares:
 Net asset value and redemption price per share*.............  $       12.66    $     13.68    $      13.68
 Maximum offering price per share (net asset value per share/
   95.25%, 95.5% for VEIF and VBAL and 100% for VAVF)........  $       13.29    $     13.68    $      14.32
Class B Shares:
 Net asset value and offering price per share*...............  $       12.60                   $      13.53
Institutional Shares:
 Net asset value and offering price per share*...............  $       12.68
                                                                ============     ==========     ===========
Cost of Investments..........................................  $  92,746,799    $ 8,148,146    $ 69,905,295
                                                                ============     ==========     ===========

---------------

* Net assets/shares outstanding

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the six months ended April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                        Vista Growth &     Vista Capital      Vista Small Cap
                                                                            Income             Growth             Equity
                                                                             Fund               Fund               Fund
                                                                        --------------     --------------     ---------------
INVESTMENT INCOME:
 Dividend...........................................................               --                  --      $     834,771
 Interest...........................................................               --                  --          1,936,781
 Investment income from Portfolio...................................     $ 23,376,078       $   9,510,004                 --
 Foreign taxes withheld.............................................         (106,891)           (315,311)                --
 Expenses from Portfolio............................................       (5,081,700)         (2,826,416)                --
                                                                         ------------        ------------        -----------
      Total investment income.......................................       18,187,487           6,368,277          2,771,552
                                                                         ------------        ------------        -----------
EXPENSES: (Note 2)
 Administration fees................................................        1,082,605             587,231            306,005
 Distribution fees..................................................        3,328,402           2,314,013            507,944
 Investment Advisory fees...........................................               --                  --          1,326,293
 Shareholder servicing fees.........................................        2,706,511           1,468,079            351,899
 Custodian fees.....................................................               --                  --             90,182
 Printing and postage...............................................           54,466              49,589             14,785
 Professional fees..................................................           90,661              59,108             19,367
 Registration costs.................................................               --                  --             38,314
 Transfer agent fees................................................        1,647,958           1,198,165            346,638
 Trustees fees and expenses.........................................           21,652              11,745             10,202
 Other..............................................................          156,743              26,133             16,494
                                                                         ------------        ------------        -----------
      Total expenses................................................        9,088,998           5,714,063          3,028,123
                                                                         ------------        ------------        -----------
 Less amounts waived (Note 2E)......................................               --                  --             48,534
                                                                         ------------        ------------        -----------
   Net expenses.....................................................        9,088,998           5,714,063          2,979,589
                                                                         ------------        ------------        -----------
   Net investment income (loss).....................................        9,098,489             654,214           (208,037)
                                                                         ------------        ------------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments......................................................      150,315,925          84,937,679         (4,628,598)
   Futures and written option transactions..........................               --                  --            895,074
 Change in net unrealized appreciation/depreciation on:
   Investments......................................................       46,240,833         (32,223,464)       (27,775,324)
   Futures and written option transactions..........................               --                  --         (1,956,296)
                                                                         ------------        ------------        -----------
 Net realized and unrealized gain (loss) on investments.............      196,556,758          52,714,215        (33,465,144)
                                                                         ------------        ------------        -----------
 Net increase (decrease) in net assets from operations..............     $205,655,247       $  53,368,429      ($ 33,673,181)
                                                                         ============        ============        ===========

                                                                                                                   Vista
                                                                       Vista Equity       Vista Large Cap        American
                                                                          Income              Equity               Value
                                                                           Fund                Fund                Fund
                                                                      ---------------     ---------------     ---------------
INVESTMENT INCOME:
 Dividend...........................................................    $     254,414       $   827,720          $    129,898
 Interest...........................................................          116,904           200,066                 35486
 Investment income from Portfolio...................................               --                --                    --
 Foreign taxes withheld.............................................           (2,544)           (4,391)                   --
 Expenses from Portfolio............................................               --                --                    --
                                                                           ----------       -----------          ------------
      Total investment income.......................................          368,774         1,023,395               165,384
                                                                           ----------       -----------          ------------
EXPENSES: (Note 2)
 Administration fees................................................           18,111            80,668                 7,537
 Distribution fees..................................................           35,944            17,014                12,564
 Investment Advisory fees...........................................           48,306           215,189                35,179
 Shareholder servicing fees.........................................           30,192           134,493                12,564
 Custodian fees.....................................................           17,069            37,658                 6,061
 Printing and postage...............................................            2,808             4,954                 3,821
 Professional fees..................................................           15,325            13,433                10,470
 Registration costs.................................................           24,945            28,160                20,504
 Transfer agent fees................................................           37,584            43,051                11,887
 Trustees fees and expenses.........................................              604             2,690                   251
 Other..............................................................            1,605             6,985                 7,226
                                                                           ----------       -----------          ------------
      Total expenses................................................          232,493           584,295               128,064
                                                                           ----------       -----------          ------------
 Less amounts waived (Note 2E)......................................           42,708           268,986                61,727
                                                                           ----------       -----------          ------------
   Net expenses.....................................................          189,785           315,309                66,337
                                                                           ----------       -----------          ------------
   Net investment income (loss).....................................          178,989           708,086                99,047
                                                                           ----------       -----------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments......................................................        1,161,535         8,898,433               707,638
   Futures and written option transactions..........................               --                --                    --
 Change in net unrealized appreciation/depreciation on:
   Investments......................................................        1,210,364         2,004,301              (197,901)
   Futures and written option transactions..........................               --                --                    --
                                                                           ----------       -----------          ------------
                                                                                                                      -------
 Net realized and unrealized gain (loss) on investments.............        2,371,899        10,902,734               509,737
                                                                           ----------       -----------          ------------
                                                                                                                      -------
 Net increase (decrease) in net assets from operations..............    $   2,550,888       $11,610,820          $    608,784
                                                                           ==========       ===========       ===================


                                                                           Vista
                                                                         Balanced
                                                                           Fund
                                                                      ---------------
INVESTMENT INCOME:
 Dividend...........................................................    $     323,615
 Interest...........................................................        1,204,364
 Investment income from Portfolio...................................               --
 Foreign taxes withheld.............................................             (812)
 Expenses from Portfolio............................................               --
                                                                        -------------
      Total investment income.......................................        1,527,167
                                                                        -------------
EXPENSES: (Note 2)
 Administration fees................................................           53,983
 Distribution fees..................................................          116,182
 Investment Advisory fees...........................................          179,988
 Shareholder servicing fees.........................................           89,994
 Custodian fees.....................................................           38,829
 Printing and postage...............................................            6,623
 Professional fees..................................................           10,895
 Registration costs.................................................           17,384
 Transfer agent fees................................................           65,924
 Trustees fees and expenses.........................................            1,800
 Other..............................................................            2,060
                                                                        -------------
      Total expenses................................................          583,662
                                                                        -------------
 Less amounts waived (Note 2E)......................................           94,410
                                                                        -------------
   Net expenses.....................................................          489,252
                                                                        -------------
   Net investment income (loss).....................................        1,037,915
                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments......................................................        3,000,104
   Futures and written option transactions..........................               --
 Change in net unrealized appreciation/depreciation on:
   Investments......................................................          240,059
   Futures and written option transactions..........................               --
                                                                        -------------
 Net realized and unrealized gain (loss) on investments.............        3,240,163
                                                                        -------------
 Net increase (decrease) in net assets from operations..............    $   4,278,078
                                                                      ===================

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                                                                                        Vista Small
                                                    Vista Growth &                        Vista Capital                    Cap
                                                        Income                                Growth                  Equity Income
                                                         Fund                                  Fund                       Fund
                                          ----------------------------------    ----------------------------------    -------------
                                             11/01/96             Year             11/01/96             Year            11/01/96
                                              Through             Ended             Through             Ended            Through
                                             04/30/97           10/31/96           04/30/97           10/31/96          04/30/97
                                          ---------------    ---------------    ---------------    ---------------    -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income..................  $     9,098,489    $    26,779,537    $       654,214    $     1,701,257    ($    208,767)
 Net realized gain on investments and
   futures transactions.................      150,315,925        159,662,609         84,937,679        132,727,253       (3,733,524)
 Change in net unrealized appreciation/
   depreciation on investments and
   futures..............................       46,240,833        154,859,839        (32,223,464)        71,516,843      (29,731,620)
                                          ---------------    ---------------    ---------------    ---------------    -------------
 Increase (decrease) in net assets from
   operations...........................      205,655,247        341,301,985         53,368,429        205,945,353      (33,673,911)
                                          ---------------    ---------------    ---------------    ---------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note 1C):
 Net investment income..................       (8,886,582)       (27,278,466)          (707,554)        (2,370,914)              --
 Net realized gain on investment
   transactions.........................     (157,923,666)       (90,504,699)      (129,251,664)       (37,648,366)      (4,227,871)
                                          ---------------    ---------------    ---------------    ---------------    -------------
      Total dividends and
        distributions...................     (166,810,248)      (117,783,165)      (129,959,218)       (40,019,280)      (4,227,871)
                                          ---------------    ---------------    ---------------    ---------------    -------------
Increase (decrease) from capital share
 transactions (Note 5)..................      225,869,428        (29,330,249)        80,332,238        (40,621,092)     216,036,389
                                          ---------------    ---------------    ---------------    ---------------    -------------
      Total increase in net assets......      264,714,427        194,188,571          3,741,449        125,304,981      178,134,607

NET ASSETS:
 Beginning of period....................    1,989,363,251      1,795,174,680      1,133,255,962      1,007,950,981      269,026,433
                                           ---------------    ---------------    ---------------    ---------------    -------------
 End of period..........................  $ 2,254,077,678    $ 1,989,363,251    $ 1,136,997,411    $ 1,133,255,962    $ 447,161,040
                                          ===============    ===============    ===============    ===============    ==============


                                                                   Vista Equity
                                                                      Income
                                                                       Fund
                                                           ----------------------------
                                              Year           11/01/96          Year
                                              Ended          Through          Ended
                                            10/31/96         04/30/97        10/31/96
                                          -------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income..................  ($    230,176)   $    178,989    $    329,159
 Net realized gain on investments and
   futures transactions.................      3,988,463       1,161,535       1,828,111
 Change in net unrealized appreciation/
   depreciation on investments and
   futures..............................     32,569,137       1,210,364       1,356,617
                                          -------------    ------------    ------------
 Increase (decrease) in net assets from
   operations...........................     36,327,424       2,550,888       3,513,887
                                          -------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 (Note 1C):
 Net investment income..................       (112,777)       (179,339)       (305,452)
 Net realized gain on investment
   transactions.........................       (926,492)     (1,849,471)       (736,935)
                                          -------------    ------------    ------------
      Total dividends and
        distributions...................     (1,039,269)     (2,028,810)     (1,042,387)
                                          -------------    ------------    ------------
Increase (decrease) from capital share
 transactions (Note 5)..................    168,374,984      15,585,791       3,843,734
                                          -------------    ------------    ------------
      Total increase in net assets......    203,663,139      16,107,869       6,315,234
NET ASSETS:
 Beginning of period....................     65,363,294      18,052,399      11,737,165
                                          -------------    ------------    ------------
 End of period..........................  $ 269,026,433    $ 34,160,268    $ 18,052,399
                                          ==============   ============    ============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS For the periods indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                                         Vista
                                                                                           Vista Large Cap             American
                                                                                                Equity                   Value
                                                                                                Fund*                    Fund
                                                                                    ------------------------------    -----------
                                                                                      11/01/96           Year          11/01/96
                                                                                       Through           Ended          Through
                                                                                      04/30/97         10/31/96        04/30/97
                                                                                    -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................   $     708,086    $   1,529,482    $    99,047
 Net realized gain on investments and futures transactions.......................       8,898,433       15,140,787        707,638
Change in net unrealized appreciation/ depreciation on investments and futures...       2,004,301        6,075,061       (197,901)
                                                                                    -------------    -------------    -----------
 Increase (decrease) in net assets from operations...............................      11,610,820       22,745,330        608,784
                                                                                    -------------    -------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1C):
 Net investment income...........................................................        (712,590)      (1,487,894)       (72,761)
 Net realized gain on investment transactions....................................     (15,240,115)      (6,908,375)      (378,357)
                                                                                    -------------    -------------    -----------
      Total dividends and distributions..........................................     (15,952,705)      (8,396,269)      (451,118)
                                                                                    -------------    -------------    -----------
Increase (decrease) from capital share transactions (Note 5).....................       7,200,695       37,913,034        151,939
                                                                                    -------------    -------------    -----------
      Total increase in net assets...............................................       2,858,810       52,262,095        309,605

NET ASSETS:
 Beginning of period.............................................................     107,679,318       55,417,223      9,609,400
                                                                                    -------------    -------------    -----------
 End of period...................................................................   $ 110,538,128    $ 107,679,318    $ 9,919,005
                                                                                    ==============   ==============   ===========


                                                                                                             Vista
                                                                                                            Balanced
                                                                                                              Fund
                                                                                                  ----------------------------

                                                                                    12/01/95        11/01/96          Year

                                                                                     Through        Through          Ended

                                                                                   10/31/95**       04/30/97        10/31/96

                                                                                   -----------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income...........................................................  $   106,948    $  1,037,915    $  1,448,498

 Net realized gain on investments and futures transactions.......................      500,892       3,000,104       3,950,647

Change in net unrealized appreciation/ depreciation on investments and futures...      716,130         240,059       4,273,241

                                                                                   -----------    ------------    ------------

 Increase (decrease) in net assets from operations...............................    1,323,970       4,278,078       9,672,386

                                                                                   -----------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1C):
 Net investment income...........................................................     (137,004)       (965,682)     (1,328,956)

 Net realized gain on investment transactions....................................     (184,857)     (3,997,114)     (1,045,527)

                                                                                   -----------    ------------    ------------

      Total dividends and distributions..........................................     (321,861)     (4,962,796)     (2,374,483)

                                                                                   -----------    ------------    ------------

Increase (decrease) from capital share transactions (Note 5).....................      208,701      13,873,780      17,603,211

                                                                                   -----------    ------------    ------------

      Total increase in net assets...............................................    1,210,810      13,189,062      24,901,114

NET ASSETS:
 Beginning of period.............................................................    8,398,590      64,969,646      40,068,532

                                                                                   -----------    ------------    ------------

 End of period...................................................................  $ 9,609,400    $ 78,158,708    $ 64,969,646

                                                                                   ===========    ============    ============


---------------

 * Previously the Vista Equity Fund.
** In 1996, the fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group ( the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Growth and Income Fund ("VGIF"), Vista Capital Growth Fund ("VCGF"), Vista Small Cap Equity Fund ("VSCEF"), Vista Equity Income Fund ("VEIF"), Vista Large Cap Equity Fund ("VLCEF") (formerly Vista Equity Fund), Vista American Value Fund ("VAVF") and Vista Balanced Fund ("VBAL"), collectively, the "Funds", are seven separate series of The Trust. The Funds offer various classes of shares as follows:

 Fund                                          Classes Offered
------                  -------------------------------------------------------------
VGIF                    Class A, Class B, Institutional
VCGF                    Class A, Class B, Institutional
VSCEF                   Class A, Class B, Institutional
VEIF                    Class A, Class B
VLCEF                   Class A, Class B, Institutional
VAVF                    Class A
VBAL                    Class A, Class B

Class A shares, with the exception of VAVF, generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Funds:

    A.   VGIF and VCGF

    Effective November 29, 1993, VGIF and VCGF adopted the Master Feeder Fund structure through the contribution of their investment assets to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. VGIF and VCGF seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of April 30, 1997 VGIF and VCGF owned 94.82% and 99.99% of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- VGIF and VCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- VGIF and VCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the portfolio.

    B.   VSCEF, VEIF, VLCEF, VAVF and VBAL

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

       services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts as shown in the Portfolio of Investments at April 30, 1997.

       The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

       4. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The VSCEF writes options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of April 30, 1997 the Funds had no outstanding written options.

       5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

       6. Dollar Rolls -- VBAL enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

       proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

    C.   General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the VSCEF, VEIF, VLCEF, VAVF, and VBAL. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.50% for VBAL, 0.65% for VSCEF and 0.40% for VEIF and for VLCEF; and 0.70% for VAVF of the average daily net assets. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund, with the exception of VAVF, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of VEIF and VLCEF; 0.25% of VBAL; and 0.30% of VSCEF's of average daily net assets.

    VanDeventer and Hoch, a registered investment adviser is the sub-investment advisor for VAVF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase at an annual rate equal to 0.35% of the VAVF's average daily net assets.

    B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the funds with the

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    exception of the Class A Shares of the VSCEF. The VSCEF is charged a fee from non-affiliated shareholder serving agents not to exceed 0.25% of the net assets of the Class. For the six months ended April 30, 1997, Chase's Shareholder Servicing charges amounted to: VGIF: $2,629,007, VCGF:
    $1,364,080, VSCEF: $273,578, VEIF: $2,590, VLCEF: $134,493, VAVF: $0, and
    VBAL: $12,584.

    The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

    C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B (with the exception of VAVF) for the VGIF, VCGF, VSCEF, VEIF, VLCEF, VAVF, and VBAL in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund with the exception of VGIF and VCGF which pay 0.20% for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

    Under Class A Distribution Plans for VGIF and VCGF, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. The maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distributor voluntarily waived all or a portion of distribution fees and sub-administration fees as outlined in Note 2.E. below.

    D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VSCEF, VEIF, VAVF, VBAL and VLCEF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VGIF and VCGF, a fee computed at the annual rate equal to 0.05% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

    E. Waivers of fees -- For the six months ended April 30, 1997, the Administrator and Distributor, Investment Adviser, Shareholder Servicing Agent, and Sub-Administrator voluntarily waived fees for each of the Funds as follows:

                                        VSCEF       VEIF       VLCEF       VAVF       VBAL
                                       --------   --------   ---------   --------   --------
    Administration...................        --   $  1,561   $  53,797   $  3,779         --
    Distribution.....................        --         --          --     12,564         --
    Investment Advisory..............        --     13,545     215,189     32,820   $ 17,000
    Shareholder Servicing............  $ 48,534     27,602          --     12,564     77,410
                                       --------   --------   ---------   --------   --------
        Total........................  $ 48,534   $ 42,708   $ 268,986   $ 61,727   $ 94,410
                                       ========   ========   =========   ========   ========

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for VSCEF, VEIF, VLCEF, VAVF and VBAL. Compensation for such services are presented in the Statement of Operations as custodian fees.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS -- For the six months ended April 30, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                           VSCEF              VEIF            VLCEF           VAVF            VBAL
                       --------------    --------------    ------------    -----------    ------------
Purchases (excluding
 U.S. Government)..... $  257,699,476    $   15,511,474    $ 30,482,482    $ 1,737,248    $ 21,828,979
Sales (excluding U.S.
 Government)..........     83,850,565         7,255,440      37,625,457      2,081,351      21,793,031
Purchases of U.S.
 Government...........       --               3,036,350         --             --           39,063,980
Sales of U.S.
 Government...........       --                 364,810         --             --           39,439,619

                            VGIF              VCGF
                       --------------    --------------
Increase in Portfolio
 Investment........... $  572,205,971    $  605,332,476
Decrease in Portfolio
 Investment...........   (522,552,105)     (677,659,164)

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at April 30, 1997 are as follows:

                              VSCEF            VEIF           VLCEF           VAVF            VBAL
                          -------------    ------------    ------------    -----------    ------------
Aggregate cost........... $ 441,725,768    $ 31,432,379    $ 92,746,799    $ 8,148,146    $ 69,905,295
                          -------------    ------------    ------------    -----------    ------------
Gross unrealized
 appreciation............    45,121,744       4,234,435      20,371,385      2,044,169       8,012,805
Gross unrealized
 depreciation............   (33,915,776)       (332,933)     (1,406,572)      (270,782)       (943,991)
                          -------------    ------------    ------------    -----------    ------------
Net unrealized
 appreciation............ $  11,205,968    $  3,901,502    $ 18,964,813    $ 1,773,387    $  7,068,814
                           ============     ===========     ===========     ==========     ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                            Vista Growth and Income Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
          Class A
Shares sold................ $ 129,837,663     3,293,557    $   306,503,072     8,420,913
Shares issued in
  reinvestment of
  distributions............   123,098,477     3,257,071         92,236,921     2,484,259
Shares redeemed............  (466,985,554)  (12,192,613)      (513,091,350)  (13,861,216)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. ($214,049,414)   (5,641,985)   ($  114,351,357)   (2,956,044)
                            ==============  ===========    ===============   ===========

                                            Vista Growth and Income Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
          Class B
Shares sold................ $  36,040,371       915,110    $    79,219,484     2,192,200
Shares issued in
  reinvestment of
  distributions............    29,277,204       780,519         16,665,854       458,019
Shares redeemed............   (27,676,845)     (702,984)       (37,163,821)   (1,018,127)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  37,640,730       992,645    $    58,721,517     1,632,092
                            ==============  ===========    ===============   ===========

                                            Vista Growth and Income Fund
                            ------------------------------------------------------------
                                     11/01/96                        01/25/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
    Institutional Class
Shares sold................ $ 404,728,310    10,789,871    $    33,434,619       905,660
Shares issued in
  reinvestment of
  distributions............     3,200,631        84,412            332,694         8,842
Shares redeemed............    (5,650,829)     (142,309)        (7,467,722)     (201,945)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $ 402,278,112    10,731,974    $    26,299,591       712,557
                            ==============  ===========    ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                             Vista Capital Growth Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
          Class A
Shares sold................ $ 614,790,822    14,990,679    $ 1,071,881,119    28,226,297
Shares issued in
  reinvestment of
  distributions............    80,691,807     2,040,617         28,044,019       781,770
Shares redeemed............  (670,680,903)  (16,346,954)    (1,195,855,101)  (31,513,482)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  24,801,726       684,342    ($   95,929,963)   (2,505,415)
                            ==============  ===========    ===============   ===========

                                             Vista Capital Growth Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
          Class B
Shares sold................ $  46,100,220     1,157,572    $    77,108,472     2,040,428
Shares issued in
  reinvestment of
  distributions............    37,998,025       971,071          9,795,148       275,885
Shares redeemed............   (40,845,495)   (1,038,360)       (59,845,813)   (1,574,692)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  43,252,750     1,090,283    $    27,057,807       741,621
                            ==============  ===========    ===============   ===========

                                             Vista Capital Growth Fund
                            ------------------------------------------------------------
                                     11/01/96                        01/25/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
    Institutional Class
Shares sold................ $  17,925,683       443,522    $    32,122,751       857,195
Shares issued in
  reinvestment of
  distributions............     4,195,447       106,026             85,889         2,222
Shares redeemed............    (9,843,368)     (242,284)        (3,957,576)     (101,705)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  12,277,762       307,264    $    28,251,064       757,712
                            ==============  ===========    ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                            Vista Small Cap Equity Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class A
Shares sold................ $  78,893,260     3,983,802    $   138,067,616     7,720,099
Shares issued in
  reinvestment of
  distributions............     1,890,280        94,656            686,496        43,642
Shares redeemed............   (72,576,406)   (3,668,242)       (65,215,259)   (3,588,493)
Hanover acquisition........      --             --               7,769,538       467,812
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   8,207,134       410,216    $    81,308,391     4,643,060
                            ==============  ===========    ===============   ===========

                                            Vista Small Cap Equity Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class B
Shares sold................ $  20,395,622     1,043,982    $    48,475,336     2,773,564
Shares issued in
  reinvestment of
  distributions............     1,168,830        59,121            306,606        19,554
Shares redeemed............   (10,586,465)     (560,693)        (7,189,827)     (407,340)
Hanover acquisition........      --             --               --              --
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  10,977,987       542,410    $    41,592,115     2,385,778
                            ==============  ===========    ===============   ===========

                                            Vista Small Cap Equity Fund
                            ------------------------------------------------------------
                                     11/01/96                        05/07/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Institutional Class
Shares sold................ $ 198,890,959     9,922,510    $     7,753,068       409,919
Shares issued in
  reinvestment of
  distributions............       803,425        40,111          --              --
Shares redeemed............    (2,843,116)     (149,542)            (3,601)         (186)
Hanover Acquisition........      --             --              37,725,011     2,271,466
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $ 196,851,268     9,813,079    $    45,474,478     2,681,199
                            ==============  ===========    ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                              Vista Equity Income Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class A
Shares sold................ $   8,888,013       545,359    $     5,415,420       357,907
Shares issued in
  reinvestment of
  distributions............     1,744,667       113,261            878,167        63,521
Shares redeemed............    (1,831,798)     (112,602)        (2,986,103)     (202,972)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   8,800,882       546,018    $     3,307,484       218,456
                            ==============  ===========    ===============   ===========

                                              Vista Equity Income Fund
                            ------------------------------------------------------------
                                     11/01/96                        05/07/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class B
Shares sold................ $   6,956,827       433,355    $       546,464        35,836
Shares issued in
  reinvestment of
  distributions............        94,036         6,128              1,831           120
Shares redeemed............      (265,954)      (16,244)           (12,045)         (792)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   6,784,909       423,239    $       536,250        35,164
                            ==============  ===========    ===============   ===========

                                            Vista Large Cap Equity Fund#
                            ------------------------------------------------------------
                                     11/01/96                        05/08/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class A
Shares sold................ $   4,162,004       327,920    $     8,241,907       674,653
Shares issued in
  reinvestment of
  distributions............     1,249,181       105,568             40,764         3,227
Shares redeemed............      (509,273)      (40,829)          (606,869)      (47,836)
Hanover acquisition........      --             --               --              --
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   4,901,912       392,659    $     7,675,802       630,044
                            ==============  ===========    ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Vista Large Capital Equity Fund#
                            ------------------------------------------------------------
                                     11/01/96                        05/07/96
                                      Through                         Through
                                     04/30/97                        10/31/96*
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class B
Shares sold................ $   3,024,315       242,723    $       294,905        23,070
Shares issued in
  reinvestment of
  distributions............        72,876         6,181                500            38
Shares redeemed............      (168,341)      (13,956)         --              --
Hanover acquisition........      --             --               --              --
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   2,928,850       234,948    $       295,405        23,108
                            ==============  ===========    ===============   ===========

                                            Vista Large Cap Equity Fund#
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Institutional Class
Shares sold................ $  10,452,642       836,089    $    13,383,049     1,087,973
Shares issued in
  reinvestment of
  distributions............     7,137,276       602,565          7,388,210       646,401
Shares redeemed............   (18,219,985)   (1,456,718)       (45,574,669)   (3,792,063)
Hanover acquisition........      --             --              54,745,237     4,989,990
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. ($    630,067)      (18,064)   $    29,941,827     2,932,301
                            ==============  ===========    ===============   ===========

                                             Vista American Value Fund
                            ------------------------------------------------------------
                                     11/01/96                        12/01/96
                                      Through                         Through
                                     04/30/97                       10/31/96##
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class A
Shares sold................ $     688,540        49,797    $     1,539,037       122,851
Shares issued in
  reinvestment of
  distributions............       441,671        32,814            316,992        25,852
Shares redeemed............      (978,272)      (70,142)        (1,647,329)     (130,112)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $     151,939        12,469    $       208,700        18,591
                            ==============  ===========    ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                Vista Balanced Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class A
Shares sold................ $  12,284,787       887,457    $    11,377,412       866,348
Shares issued in
  reinvestment of
  distributions............     4,187,077       314,109          1,999,265       154,306
Shares redeemed............    (4,539,292)     (328,600)        (7,725,832)     (587,614)
IEEE merger................      --             --               9,380,999       849,658
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $  11,932,572       872,966    $    15,031,844     1,282,698
                            ==============  ===========    ===============   ===========

                                                Vista Balanced Fund
                            ------------------------------------------------------------
                                     11/01/96
                                      Through                       Year Ended
                                     04/30/97                    October 31, 1996
                            ---------------------------    -----------------------------
                               Amount         Shares           Amount          Shares
                            -------------   -----------    ---------------   -----------
Class B
Shares sold................ $   2,164,860       159,912    $     3,442,067       264,808
Shares issued in
  reinvestment of
  distributions............       684,828        51,884            330,884        25,817
Shares redeemed............      (908,480)      (67,290)        (1,201,584)      (92,310)
                            -------------   -----------    ---------------   -----------
Net increase (decrease) in
  Trust shares
  outstanding.............. $   1,941,208       144,506    $     2,571,367       198,315
                            ==============  ===========    ===============   ===========

---------------

  * Commencement of offering class of shares
 ** Fund commenced operations.
 # Previously the Vista Equity Fund.
## In 1996, the Fund changed its fiscal year end from November 30 to October 31.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

6. RETIREMENT PLAN -- The funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six month period ended April 30, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                                                              Accrued
                                                                  Pension     Pension
                                                                  Expenses    Liability
                                                                  --------    -------
GIF.............................................................. $11,106     $70,532
CGF..............................................................   6,180      40,592
VSCEF............................................................   2,934      20,040
VEIF.............................................................     204       1,417
VLCEF............................................................   1,148       7,177
VAVF.............................................................     110         705
VBAL.............................................................     730       4,807

7. MERGERS -- On May 6, 1996, The Vista American Value Fund acquired the net assets of the Hanover American Value Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $8.4 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in the financial statements for the VAVF for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

Also on May 6, 1996, The Vista Large Cap Equity Fund and the Vista Small Cap Equity Fund acquired all of the net assets of the Hanover Blue Chip Growth Fund and the Hanover Small Capitalization Growth Fund, respectively, pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.

On June 10, 1996, the Vista Balanced Fund acquired all the net assets of the IEEE Balanced Fund pursuant to a plan of reorganization approved by the IEEE Balanced Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.

                                             The Blue       The Small
                                           Chip Growth     Capitalization
              Acquired Funds                   Fund        Growth Fund        IEEE
                                           ------------    ------------    -----------
Shares Exchanged..........................    5,277,621       4,587,887        955,190
Net Assets (in millions).................. $       60.4    $       50.4    $      11.3

                                              Vista           Vista           Vista
                                            Large Cap       Small Cap       Balanced
               Vista Funds                 Equity Fund     Equity Fund        Fund
                                           ------------    ------------    -----------
Vista Shares Issued.......................    4,989,990       2,739,278        849,658

Aggregate Net Assets After Acquisition.... $118,556,169    $194,143,252    $58,491,280

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited)
--------------------------------------------------------------------------------

                                                                      Vista Growth & Income Fund
                                           ---------------------------------------------------------------------------------
                                                                                Class A
                                           ---------------------------------------------------------------------------------
                                            11/01/96                                  Year Ended
                                            Through       ------------------------------------------------------------------
                                            04/30/97       10/31/96       10/31/95       10/31/94      10/31/93     10/31/92
                                           ----------     ----------     ----------     ----------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $    39.21     $    34.96     $    30.26     $    30.99     $ 26.60      $ 25.49
                                           ----------     ----------     ----------     ----------     --------     --------
 Income From Investment Operations
   Net Investment Income.................       0.358          0.599          0.614          0.466       0.341        0.313
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......       3.430          5.960          4.710         (0.429)      5.007        2.702
                                           ----------     ----------     ----------     ----------     --------     --------
   Total from Investment Operations......       3.788          6.559          5.324          0.037       5.348        3.015
                                           ----------     ----------     ----------     ----------     --------     --------
 Less Distributions
   Dividends from Net Investment
    Income...............................       0.184          0.549          0.621          0.422       0.338        0.313
   Distributions from Capital Gains......       3.150          1.762             --          0.345       0.620        1.587
                                           ----------     ----------     ----------     ----------     --------     --------
   Total Distributions...................       3.334          2.311          0.621          0.767       0.958        1.900
                                           ----------     ----------     ----------     ----------     --------     --------
Net Asset Value, End of Period...........  $    39.66     $    39.21     $    34.96     $    30.26     $ 30.99      $ 26.60
                                           ==========     ==========     ==========     ==========     ========     ========
Total Return (1).........................      10.10%         19.60%         17.79%          0.15%      20.47%       12.34%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)..............................  $1,385,366     $1,590,893     $1,521,489     $1,413,899     $949,465     $149,506
 Ratio of Expenses to Average Net Assets
   #.....................................       1.26%          1.32%          1.43%          1.40%        1.39%        1.43%
 Ratio of Net Investment Income to
   Average Net Assets #..................       0.88%          1.46%          1.93%          1.60%        1.07%        1.19%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................       1.26%          1.32%          1.45%          1.40%        1.39%        1.46%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................       0.88%          1.46%          1.91%          1.60%        1.07%        1.16%
Portfolio Turnover Rate..................                                                                   41%          56%

                                                                Class B                                  Class I
                                           -------------------------------------------------     -----------------------
                                           11/01/96          Year Ended           11/04/93**     11/01/96     01/25/96**
                                           Through      ---------------------      Through       Through       Through
                                           04/30/97     10/31/96     10/31/95      10/31/94      04/30/97      10/31/96
                                           --------     --------     --------     ----------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 39.02      $ 34.81      $ 30.12       $  30.39      $ 39.26       $  34.80
                                           --------     --------     --------      --------      --------       -------
 Income From Investment Operations
   Net Investment Income.................    0.154        0.366        0.463          0.336        0.479          0.467
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    3.520        5.984        4.700          0.109        3.390          4.459
                                           --------     --------     --------      --------      --------       -------
   Total from Investment Operations......    3.674        6.350        5.163          0.445        3.869          4.926
                                           --------     --------     --------      --------      --------       -------
 Less Distributions
   Dividends from Net Investment
    Income...............................    0.080        0.379        0.470          0.370        0.234          0.471
   Distributions from Capital Gains......    3.150        1.762           --          0.345        3.150             --
                                           --------     --------     --------      --------      --------       -------
   Total Distributions...................    3.230        2.141        0.470          0.715        3.384          0.471
                                           --------     --------     --------      --------      --------       -------
Net Asset Value, End of Period...........  $ 39.46      $ 39.02      $ 34.81       $  30.12      $ 39.75       $  39.26
                                           ========     ========     ========      ========      ========       =======
Total Return (1).........................    9.84%       19.02%       17.21%          1.55%       10.34%         13.39%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)..............................  $413,849     $370,496     $273,685      $160,375      $454,863      $ 27,974
 Ratio of Expenses to Average Net Assets
   #.....................................     1.76%        1.81%        1.93%          1.89%        0.86%         1.24%
 Ratio of Net Investment Income to
   Average Net Assets #..................     0.38%        0.95%        1.38%          1.21%        1.24%         1.73%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................     1.76%        1.81%        1.94%          1.89%        0.86%         1.24%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................     0.38%        0.95%        1.37%          1.21%        1.24%         1.73%
Portfolio Turnover Rate..................

---------------

 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                           Vista Capital Growth Fund
                                             --------------------------------------------------------------------------------------
                                                                              Class A                                      Class B
                                             -------------------------------------------------------------------------     --------
                                             11/01/96                              Year Ended                              11/01/96
                                             Through      ------------------------------------------------------------     Through
                                             04/30/97     10/31/96     10/31/95     10/31/94     10/31/93     10/31/92     04/30/97
                                             --------     --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....    $ 41.60      $ 35.65      $ 32.17      $ 32.01      $ 25.12      $ 22.02      $ 41.21
                                             --------     --------     --------     --------     -------      --------     --------
 Income From Investment Operations
   Net Investment Income.................      0.085        0.147        0.189        0.099@       0.064        0.078       (0.049)
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......      1.970        7.270        4.160        0.719        7.173        3.044        1.990
                                             --------     --------     --------     --------     -------      --------     --------
   Total from Investment Operations......      2.055        7.417        4.349        0.818        7.237        3.122        1.941
                                             --------     --------     --------     --------     -------      --------     --------
 Less Distributions
   Dividends from Net Investment
    Income...............................      0.035        0.117        0.189        0.027        0.093        0.017           --
   Distributions from Capital Gains......      4.800        1.355        0.676        0.631        0.257           --        4.800
                                             --------     --------     --------     --------     -------      --------     --------
   Total Distributions...................      4.835        1.472        0.865        0.658        0.350        0.017        4.800
                                             --------     --------     --------     --------     -------      --------     --------
Net Asset Value, End of Period...........    $ 38.82      $ 41.60      $ 35.65      $ 32.17      $ 32.01      $ 25.12      $ 38.35
                                             ========     ========     ========     ========     =======      ========     ========
Total Return (1).........................      4.73%       21.48%       13.89%        2.62%       29.06%       14.16%        4.48%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)..............................    $743,232     $767,998     $747,575     $549,411     $225,235     $39,836      $352,333
 Ratio of Expenses to Average Net Assets
   #.....................................       1.30%        1.37%        1.51%        1.49%        1.49%        1.40%        1.80%
 Ratio of Net Investment Income to
   Average Net Assets #..................       0.24%        0.39%        0.54%        0.33%        0.12%        0.32%       (0.24%)
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................       1.30%        1.37%        1.53%        1.50%        1.49%        1.77%        1.80%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................       0.24%        0.39%        0.52%        0.32%        0.12%       (0.05%)      (0.24%)
Portfolio Turnover Rate..................                                                             43%          67%

                                                                                            Class I
                                                                                    -----------------------
                                                Year Ended           11/04/93**     11/01/96     01/25/96**
                                           ---------------------      Through       Through       Through
                                           10/31/96     10/31/95      10/31/94      04/30/97      10/31/96
                                           --------     --------     ----------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 35.39      $ 32.03       $  31.38      $ 41.65       $  35.26
                                           --------     -------       --------      --------      --------
 Income From Investment Operations
   Net Investment Income.................   (0.076)       0.044          0.011@       0.215          0.172
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    7.246        4.100          1.296        1.930          6.336
                                           --------     -------       --------      --------      --------
   Total from Investment Operations......    7.170        4.144          1.307        2.145          6.508
                                           --------     -------       --------      --------      --------
 Less Distributions
   Dividends from Net Investment
    Income...............................       --        0.111          0.026        0.085          0.122
   Distributions from Capital Gains......    1.355        0.676          0.631        4.800             --
                                           --------     -------       --------      --------      --------
   Total Distributions...................    1.355        0.787          0.657        4.885          0.122
                                           --------     -------       --------      --------      --------
Net Asset Value, End of Period...........  $ 41.21      $ 35.39       $  32.03      $ 38.91       $  41.65
                                           ========     =======       ========      ========      ========
Total Return (1).........................   20.88%       13.34%          4.19%        4.95%         18.13%
Ratios/Supplemental Data
 Net Assets, End of Period (000
   omitted)..............................  $333,703     $260,376      $124,223      $41,433       $ 31,556
 Ratio of Expenses to Average Net Assets
   #.....................................     1.87%        2.01%         2.00%        0.92%          1.25%
 Ratio of Net Investment Income to
   Average Net Assets #..................    (0.21%)       0.02%        (0.09%)       0.64%          0.81%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................     1.87%        2.02%         2.02%        0.92%          1.25%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................    (0.21%)       0.01%        (0.11%)       0.64%          0.81%
Portfolio Turnover Rate..................

---------------

 ** Commencement of offering of class of shares.
 #  Short periods have been annualized
 @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                      Vista Small Cap Equity Fund
                                             -----------------------------------------------------------------------------
                                                         Class A                           Class B                Class I
                                             -------------------------------   --------------------------------   --------
                                             11/01/96     Year     12/20/94*   11/01/96     Year     03/28/95**   11/01/96
                                             Through     Ended      Through    Through     Ended      Through     Through
                                             04/30/97   10/31/96   10/31/95    04/30/97   10/31/96    10/31/95    04/30/97
                                             --------   --------   ---------   --------   --------   ----------   --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.......  $ 19.19    $ 15.07     $ 10.00    $ 19.00    $ 15.01     $  11.39    $ 19.22
                                             --------   -------     -------    -------    -------      -------    -------
 Income from Investment Operations:
  Net Investment Income....................   (0.013)     0.005       0.060     (0.071)    (0.074)      (0.018)     0.002
  Net Gains or (Losses) in Securities (both
   realized and unrealized)................   (0.867)     4.328       5.056     (0.849)     4.248        3.669     (0.842)
                                             --------   -------     -------    -------    -------      -------    -------
  Total from Investment Operations.........    (0.88)     4.333       5.116     (0.920)     4.174        3.651     (0.840)
                                             --------   -------     -------    -------    -------      -------    -------
 Less Distributions:
  Dividends from Net Investment Income.....       --      0.033       0.042         --         --        0.027         --
  Distributions from Capital Gains.........    0.290      0.180       0.004      0.290      0.180        0.004      0.290
                                             --------   -------     -------    -------    -------      -------    -------
  Total Distributions......................    0.290      0.213       0.046      0.290      0.180        0.031      0.290
                                             --------   -------     -------    -------    -------      -------    -------
Net Asset Value, End of Period.............  $ 18.02    $ 19.19     $ 15.07    $ 17.79    $ 19.00     $  15.01    $ 18.09
                                             ========   =======     =======    =======    =======      =======    =======
Total Return (1)...........................   (4.73%)    29.06%      51.25%     (4.99%)    28.04%       32.09%     (4.52%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)... $143,369   $144,763     $43,739    $77,717    $72,722     $ 21,624   $226,075
 Ratio of Expenses to Average Net Assets
  #........................................    1.46%      1.50%       1.51%      2.17%      2.22%        2.24%      1.10%
 Ratio of Net Investment Income to Average
  Net Assets #.............................   (0.13%)     0.03%       0.52%     (0.84%)    (0.68%)      (0.25%)     0.29%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average Net
  Assets #.................................    1.46%      1.52%       2.67%      2.17%      2.25%        3.23%      1.16%
 Ratio of Net Investment Income Without
  Waivers and Assumptions of Expenses #....   (0.13%)     0.01%      (0.64%)    (0.84%)    (0.71%)      (1.24%)     0.23%
Portfolio Turnover Rate....................      25%        78%         75%        25%        78%          75%        25%
Average Commission Rate Paid per share.....  $0.0599    $0.0595          --    $0.0599    $0.0595           --    $0.0599

                                                                        Vista Equity Income Fund
                                                          -----------------------------------------------------

                                                                                 Class A
                                                          -----------------------------------------------------
                                             05/07/96**   11/01/96             Year Ended             07/15/92*
                                              Through     Through    ------------------------------    Through
                                              10/31/96    04/30/97   10/31/96   10/31/95   10/31/94   10/31/93
                                             ----------   --------   --------   --------   --------   ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period.......   $  18.44    $ 15.98    $ 13.39    $ 12.12    $ 13.84     $ 13.14
                                               -------    -------    -------    -------    -------     -------
 Income from Investment Operations:
  Net Investment Income....................      0.023      0.118      0.348      0.347      0.290       0.078
  Net Gains or (Losses) in Securities (both
   realized and unrealized)................      0.757      1.820      3.434      1.698     (0.477)      0.700
                                               -------    -------    -------    -------    -------     -------
  Total from Investment Operations.........      0.780      1.938      3.782      2.045     (0.187)      0.778
                                               -------    -------    -------    -------    -------     -------
 Less Distributions:
  Dividends from Net Investment Income.....         --      0.127      0.329      0.366      0.258       0.078
  Distributions from Capital Gains.........         --      1.490      0.863      0.410      1.275          --
                                               -------    -------    -------    -------    -------     -------
  Total Distributions......................         --      1.617      1.192      0.776      1.533       0.078
                                               -------    -------    -------    -------    -------     -------
Net Asset Value, End of Period.............   $  19.22    $ 16.30    $ 15.98    $ 13.39    $ 12.12     $ 13.84
                                               =======    =======    =======    =======    =======     =======
Total Return (1)...........................      4.23%     12.74%     29.79%     17.97%     (1.35%)      5.91%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)...   $ 51,542    $26,737    $17,493    $11,737    $11,409     $15,321
 Ratio of Expenses to Average Net Assets
  #........................................      1.10%      1.50%      1.50%      1.50%      1.50%       1.50%
 Ratio of Net Investment Income to Average
  Net Assets #.............................      0.27%      1.55%      2.41%      2.81%      2.31%       1.72%
 Ratio of Expenses Without Waivers and
  Assumption of Expenses to Average Net
  Assets #.................................      1.27%      1.88%      2.32%      2.19%      2.02%       2.40%
 Ratio of Net Investment Income Without
  Waivers and Assumptions of Expenses #....      0.10%      1.17%      1.59%      2.12%      1.79%       0.82%
Portfolio Turnover Rate....................        78%        35%       114%        91%        75%         54%
Average Commission Rate Paid per share.....   $ 0.0595    $0.0596    $0.0587         --         --          --

---------------

 *  Commencement of operations.
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                Vista Equity
                                                 Income Fund                      Vista Large Cap Equity Fund*
                                           -----------------------     ---------------------------------------------------
                                                   Class B                     Class A                     Class B
                                           -----------------------     -----------------------     -----------------------
                                           11/01/96     05/07/96**     11/01/96     05/08/96**     11/01/96     05/07/96**
                                           Through       Through       Through       Through       Through       Through
                                           04/30/97      10/31/96      04/30/97      10/31/96      04/30/97      10/31/96
                                           --------     ----------     --------     ----------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 15.92       $  14.56      $ 13.25       $  12.06      $ 13.22       $  12.06
                                           -------        -------      -------        -------      -------        -------
 Income from Investment Operations:
   Net Investment Income.................    0.117          0.134        0.050          0.050        0.051          0.050
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    1.753          1.376        1.290          1.209        1.260          1.187
                                           -------        -------      -------        -------      -------        -------
   Total from Investment Operations......    1.870          1.510        1.340          1.259        1.311          1.237
                                           -------        -------      -------        -------      -------        -------
 Less Distributions:
   Dividends from Net Investment
    Income...............................    0.110          0.151        0.041          0.069        0.038          0.077
   Distributions from Capital Gains......    1.490             --        1.890             --        1.890             --
                                           -------        -------      -------        -------      -------        -------
   Total Distributions...................    1.600          0.151        1.931          0.069        1.928          0.077
                                           -------        -------      -------        -------      -------        -------
Net Asset Value, End of Period...........  $ 16.19       $  15.92      $ 12.66       $  13.25      $ 12.60       $  13.22
                                           =======        =======      =======        =======      =======        =======
Total Return(1)..........................   12.34%         10.43%       11.16%         10.84%       10.93%          6.66%
Ratios/Supplemental Data:
 Net Assets, End of Period (000
   omitted)..............................  $ 7,423       $    560      $12,946       $  8,349      $ 3,253       $    305
 Ratio of Expenses to Average Net Assets
   #.....................................    2.25%          2.25%        1.27%          1.38%        1.71%          1.88%
 Ratio of Net Investment Income to
   Average Net Assets #..................    0.80%          1.75%        0.65%          0.84%        0.18%          0.14%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................    2.33%          2.75%        1.77%          1.87%        2.21%          2.38%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................    0.72%          1.25%        0.15%          0.35%       (0.32%)        (0.36%)
Portfolio Turnover Rate..................      35%           114%          30%            89%          30%            89%
Average Commission Rate Paid per share...  $0.0596       $ 0.0587      $0.0599       $ 0.0598      $0.0599       $ 0.0598


                                                                       Institutional Class
                                           ----------------------------------------------------------------------------
                                           11/01/96                       Year Ended                        07/01/92(2)
                                           Through      -----------------------------------------------       Through
                                           04/30/97     10/31/96     10/31/95     10/31/94     10/31/93      10/31/92
                                           --------     --------     --------     --------     --------     -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 13.27      $ 12.24      $ 13.16      $ 13.65      $ 12.56       $   12.50
                                           -------      -------      -------      --------     --------
 Income from Investment Operations:
   Net Investment Income.................    0.091        0.227        0.277        0.298        0.302           0.080
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    1.300        2.597        1.744        0.263        1.153           0.500
                                           -------      -------      -------      --------     --------
   Total from Investment Operations......    1.391        2.824        2.021        0.561        1.455           0.580
                                           -------      -------      -------      --------     --------
 Less Distributions:
   Dividends from Net Investment
    Income...............................    0.091        0.224        0.282        0.290        0.304           0.140
   Distributions from Capital Gains......    1.890        1.570        2.659        0.761        0.062           0.380
                                           -------      -------      -------      --------     --------
   Total Distributions...................    1.981        1.794        2.941        1.051        0.366           0.520
                                           -------      -------      -------      --------     --------
Net Asset Value, End of Period...........  $ 12.68      $ 13.27      $ 12.24      $ 13.16      $ 13.65       $   12.56
                                           =======      =======      =======      ========     ========
Total Return(1)..........................   11.58%       25.65%       20.41%        4.37%       11.73%           4.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000
   omitted)..............................  $94,340      $99,025      $55,417      $67,818     $120,635       $ 106,088
 Ratio of Expenses to Average Net Assets
   #.....................................    0.50%        0.40%        0.31%        0.31%        0.31%           0.30%
 Ratio of Net Investment Income to
   Average Net Assets #..................    1.40%        1.86%        2.41%        2.30%        2.30%           1.96%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................    1.00%        0.96%        0.90%        0.95%        0.88%           0.80%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................    0.90%        1.30%        1.82%        1.66%        1.73%           1.46%
Portfolio Turnover Rate..................      30%          89%          45%          53%          33%              5%
Average Commission Rate Paid per share...  $0.0599      $0.0598           --           --           --              --

---------------

 *  Formerly Vista Equity Fund.
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total returns figures do not include the effect of any sales load.
(2) In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                   Vista Balanced Fund
                                                                                     -----------------------------------------------
                                                 Vista American Value Fund                               Class A
                                           -------------------------------------     -----------------------------------------------
                                           11/01/96     12/01/95##     02/03/95*     11/01/96                 Year Ended
                                           Through       Through        Through      Through      ----------------------------------
                                           04/30/97      10/31/96      11/30/95      04/30/97     10/31/96     10/31/95     10/31/94
                                           --------     ----------     ---------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 13.49       $  12.11       $ 10.00      $ 13.83      $ 12.45      $ 11.09      $ 11.38
                                           -------        -------        ------      -------      -------      -------      -------
 Income from Investment Operations:
   Net Investment Income.................    0.135          0.152         0.180        0.197        0.353        0.382        0.356
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    0.675          1.694         2.000        0.653        1.692        1.517       (0.187)
                                           -------        -------        ------      -------      -------      -------      -------
   Total from Investment Operations......    0.810          1.846         2.180        0.850        2.045        1.899        0.169
                                           -------        -------        ------      -------      -------      -------      -------
 Less Distributions:
   Dividends from Net Investment
    Income...............................    0.100          0.196         0.070        0.190        0.345        0.408        0.359
   Distributions from Capital Gains......    0.520          0.270            --        0.810        0.320        0.131        0.100
                                           -------        -------        ------      -------      -------      -------      -------
   Total Distributions...................    0.620          0.466         0.070        1.000        0.665        0.539        0.459
                                           -------        -------        ------      -------      -------      -------      -------
Net Asset Value, End of Period...........  $ 13.68       $  13.49       $ 12.11      $ 13.68      $ 13.83      $ 12.45      $ 11.09
                                           =======        =======        ======      =======      =======      =======      =======
Total Return (1).........................    6.08%         15.76%        21.80%        6.38%       16.89%       17.70%        1.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (000
   omitted)..............................  $ 9,919       $  9,609       $ 8,399      $66,588      $55,233      $33,733      $21,705
 Ratio of Expenses to Average Net Assets
   #.....................................    1.32%          1.37%         1.23%        1.25%        1.25%        1.06%        0.58%
 Ratio of Net Investment Income to
   Average Net Assets #..................    1.97%          1.38%         1.97%        2.99%        2.97%        3.48%        3.21%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................    2.55%          2.52%         2.03%        1.55%        1.78%        2.20%        2.20%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................    0.74%          0.23%         1.17%        2.69%        2.44%        2.34%        1.59%
Portfolio Turnover Rate..................      20%            25%           11%          96%         149%          68%          77%
Average Commission Rate Paid per share...  $0.0787       $ 0.0793            --      $0.0600      $0.0598           --           --


                                                                             Class B
                                                        -------------------------------------------------
                                           11/04/92*    11/01/97          Year Ended           11/04/93**
                                           Through      Through      ---------------------      Through
                                           10/31/93     04/30/97     10/31/96     10/31/95      10/31/94
                                           --------     --------     --------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.....  $ 10.00      $ 13.70      $ 12.36       $11.03        $11.22
                                           -------      -------      -------      -------       -------
 Income from Investment Operations:
   Net Investment Income.................    0.410        0.152        0.283        0.309         0.345
   Net Gains or (Losses) in Securities
    (both realized and unrealized).......    1.344        0.643        1.656        1.502        (0.117)
                                           -------      -------      -------      -------       -------
   Total from Investment Operations......    1.754        0.795        1.939        1.811         0.228
                                           -------      -------      -------      -------       -------
 Less Distributions:
   Dividends from Net Investment
    Income...............................    0.375        0.155        0.279        0.131         0.318
   Distributions from Capital Gains......       --        0.810        0.320        0.350         0.100
                                           -------      -------      -------      -------       -------
   Total Distributions...................    0.375        0.965        0.599        0.481         0.418
                                           -------      -------      -------      -------       -------
Net Asset Value, End of Period...........  $ 11.38      $ 13.53      $ 13.70       $12.36        $11.03
                                           =======      =======      =======      =======       =======
Total Return (1).........................   17.74%        6.01%       16.10%       16.93%         2.17%
Ratios/Supplemental Data:
 Net Assets, End of Period (000
   omitted)..............................  $13,920      $11,571      $ 9,737       $6,336        $3,543
 Ratio of Expenses to Average Net Assets
   #.....................................       --        2.00%        2.00%        1.82%         1.50%
 Ratio of Net Investment Income to
   Average Net Assets #..................    3.87%        2.24%        2.21%        2.68%         2.46%
 Ratio of Expenses Without Waivers and
   Assumption of Expenses to Average Net
   Assets #..............................    3.07%        2.05%        2.29%        2.72%         2.69%
 Ratio of Net Investment Income Without
   Waivers and Assumptions of Expenses
   #.....................................    0.80%        2.19%        1.92%        1.78%         1.27%
Portfolio Turnover Rate..................      65%          96%         149%          68%           77%
Average Commission Rate Paid per share...       --      $0.0600      $0.0598           --            --

---------------

 *  Commencement of operations.
 ** Commencement of offering of class of shares.
 #  Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. ## In 1996, the Fund changed its fiscal year end from November 30 to
    October 31.

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 92.1%
   ------------------------------------------------------------------------------------
               COMMON STOCK -- 85.6%
               -------------------------------------------------------
                 AEROSPACE -- 1.2%
    175,000        Allied-Signal, Inc.                                   $   12,643,750
    220,000        United Technologies, Corp.                                16,637,500
                                                                         --------------
                                                                             29,281,250
                                                                         --------------
                 AGRICULTURAL PRODUCTION/SERVICES -- 2.3%
    350,000        AGCO Corp.                                                 9,056,250
    450,000        Case Corp.                                                24,918,750
    440,000        Deere & Co.                                               20,240,000
                                                                         --------------
                                                                             54,215,000
                                                                         --------------
                 AIRLINES -- 1.1%
    275,001        AMR Corp. *                                               25,609,468
                                                                         --------------
                 AUTOMOTIVE -- 0.9%
    225,000        General Motors                                            13,021,875
    250,000        Lear Corp. *                                               8,937,500
                                                                         --------------
                                                                             21,959,375
                                                                         --------------
                 BANKING -- 5.1%
    145,000        BankAmerica Corp.                                         16,946,875
    100,000        Citicorp                                                  11,262,500
    225,000        Comerica, Inc.                                            13,162,500
    290,000        First Union Corp.                                         24,360,000
    170,000        Mellon Bank Corp.                                         14,131,250
    400,000        NationsBank Corp.                                         24,150,000
    350,000        Norwest Corp.                                             17,456,250
                                                                         --------------
                                                                            121,469,375
                                                                         --------------
                 BIOTECHNOLOGY -- 0.5%
    200,000        Amgen, Inc. *                                             11,775,000
                                                                         --------------
                 BROADCASTING -- 0.3%
    500,000        Tele-Communications, TCI Group, Class A *                  6,906,250
                                                                         --------------
                 BUSINESS SERVICES -- 0.4%
    275,000        Ceridian Corp. *                                           9,178,125
                                                                         --------------
                 CHEMICALS -- 2.6%
    230,000        Dow Chemical Co.                                          19,521,250
    245,000        duPont (EI) deNemours                                     26,000,625
    330,000        Union Carbide Corp.                                       16,458,750
                                                                         --------------
                                                                             61,980,625
                                                                         --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE -- 2.8%
    600,000        Cisco Systems, Inc. *                                 $   31,050,000
    550,000        Computer Associates International                         28,600,000
    300,000        Reynolds & Reynolds, Inc., Class A                         6,225,000
                                                                         --------------
                                                                             65,875,000
                                                                         --------------
                 COMPUTERS/COMPUTER HARDWARE -- 5.4%
    255,000        Compaq Computer Corp. *                                   21,770,625
    650,000        EMC Corp. *                                               23,643,750
    119,000        International Business Machines Corp.                     19,129,250
    300,000        Seagate Technology, Inc. *                                13,762,500
    280,000        Storage Technology Corp. *                                 9,835,000
    550,000        Sun Microsystems, Inc. *                                  15,846,875
    275,000        Texas Instruments                                         24,543,750
                                                                         --------------
                                                                            128,531,750
                                                                         --------------
                 CONSTRUCTION MACHINERY -- 0.6%
    160,000        Caterpillar Tractor, Inc.                                 14,240,000
                                                                         --------------
                 CONSUMER PRODUCTS -- 5.2%
    425,000        Avon Products, Inc. *                                     26,190,625
    400,000        Black & Decker Corp.                                      13,400,000
    100,000        Colgate-Palmolive Co.                                     11,100,000
    385,000        Fruit of the Loom, Inc., Class A, *                       13,860,000
    300,000        Liz Claiborne, Inc.                                       13,575,000
    675,000        Philip Morris Companies, Inc.                             26,578,125
    150,000        Procter & Gamble Co.                                      18,862,500
                                                                         --------------
                                                                            123,566,250
                                                                         --------------
                 DIVERSIFIED -- 0.5%
    300,000        American Standard Companies, Inc. *                       12,562,500
                                                                         --------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.2%
    190,000        Intel Corp.                                               29,093,750
                                                                         --------------
                 ENTERTAINMENT/LEISURE -- 1.3%
    840,000        Carnival Corp., Class A                                   30,975,000
                                                                         --------------
                 FINANCIAL SERVICES -- 3.8%
    470,100        Countrywide Credit Industries, Inc.                       12,751,463
    400,000        Federal Home Loan Mortgage Corp.                          12,750,000
    250,000        Federal National Mortgage Assoc.                          10,281,250
    400,000        Green Tree Financial Corp.                                11,850,001
    350,000        Lehman Brothers Holding, Inc.                             11,856,250

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 FINANCIAL SERVICES -- (continued)
    200,000        The PMI Group, Inc.                                   $   10,225,000
    400,000        Washington Mutual Inc.                                    19,750,000
                                                                         --------------
                                                                             89,463,964
                                                                         --------------
                 FOOD/BEVERAGE PRODUCTS -- 3.8%
    400,000        Coca-Cola Enterprises, Inc.                               24,150,000
    525,000        ConAgra, Inc.                                             30,253,125
    600,000        PepsiCo., Inc.                                            20,925,000
     80,000        Unilever NV, ADR (Netherlands)                            15,700,000
                                                                         --------------
                                                                             91,028,125
                                                                         --------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 3.2%
    701,000        Columbia/HCA Healthcare Corp.                             24,535,000
    200,000        Guidant Corp.                                             13,650,000
  1,220,000        HEALTHSOUTH Corp. *                                       24,095,000
    500,000        Tenet Healthcare Corp. *                                  13,000,000
                                                                         --------------
                                                                             75,280,000
                                                                         --------------
                 INSURANCE -- 4.2%
    150,000        Aetna Inc.                                                13,668,750
    400,000        Allstate Corp.                                            26,200,000
    110,500        American International Group                              14,199,250
    155,000        Loews Corp.                                               14,240,625
    170,000        Progressive Corp.                                         12,941,250
    140,000        Reliastar Financial Corp.                                  8,470,000
    200,000        Travelers, Inc.                                           11,075,000
                                                                         --------------
                                                                            100,794,875
                                                                         --------------
                 MANUFACTURING -- 3.9%
    300,000        Ingersoll-Rand Co.                                        14,737,500
    490,000        Johnson Controls                                          18,803,750
    340,000        Kennametal Inc.                                           12,240,000
    300,000        Parker Hannifin Corp.                                     14,925,000
    515,000        Tyco International Ltd.                                   31,415,000
                                                                         --------------
                                                                             92,121,250
                                                                         --------------
                 METALS/MINING -- 1.9%
    450,000        Aluminum Co. of America (ALCOA)                           31,443,750
    450,000        Inco, Ltd.                                                14,400,000
                                                                         --------------
                                                                             45,843,750
                                                                         --------------
                 OFFICE/BUSINESS EQUIPMENT -- 0.8%
    310,000        Xerox Corp.                                               19,065,000
                                                                         --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 OIL & GAS -- 8.5%
    165,000        Amoco Corp.                                           $   13,798,125
    125,000        British Petroleum PLC, ADR (United Kingdom)               17,203,125
    300,000        Coastal Corp.                                             14,250,000
    255,000        Elf Aquitaine SA, ADR (France)                            12,399,375
    300,000        Halliburton Company                                       21,187,500
    210,000        Mobil Corp.                                               27,300,000
     32,000        Murphy Oil Corp.                                           1,392,000
    400,000        PanEnergy Corp.                                           17,700,000
    355,000        Phillips Petroleum Co.                                    13,978,125
    210,000        Texaco, Inc.                                              22,155,000
    300,000        Tidewater, Inc.                                           12,037,500
    662,500        Williams Companies, Inc.                                  29,067,188
                                                                         --------------
                                                                            202,467,938
                                                                         --------------
                 PAPER/FOREST PRODUCTS -- 0.7%
      9,142        Deltic Timber Corp.                                          231,978
    240,000        Willamette Industries, Inc.                               15,300,000
                                                                         --------------
                                                                             15,531,978
                                                                         --------------
                 PHARMACEUTICALS -- 4.6%
    225,000        American Home Products Corp.                              14,906,250
    320,000        Bristol-Myers Squibb Co.                                  20,960,000
    330,000        Johnson & Johnson                                         20,212,500
    240,000        Schering-Plough Corp.                                     19,200,000
    425,000        SmithKline Beecham PLC, ADR (United Kingdom)              34,265,625
                                                                         --------------
                                                                            109,544,375
                                                                         --------------
                 PHOTOGRAPHIC EQUIPMENT -- 0.9%
    250,000        Eastman Kodak Co.                                         20,875,000
                                                                         --------------
                 PRINTING & PUBLISHING -- 1.0%
    560,000        New York Times Company, Class A                           24,220,000
                                                                         --------------
                 REAL ESTATE INVESTMENT TRUST -- 2.0%
    345,000        Beacon Properties Corp.                                   10,651,875
    140,000        Cali Realty Corp.                                          4,130,000
    177,000        Duke Realty Investments, Inc.                              6,504,750
    230,000        Equity Residential Properties Trust                       10,062,500
    310,000        Security Capital Industrial Trust                          6,238,750
    720,000        Security Capital US Realty, (Luxembourg) ADR *            10,728,000
                                                                         --------------
                                                                             48,315,875
                                                                         --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 RETAILING -- 4.9%
    320,000        American Stores Co.                                   $   14,560,000
    300,000        CVS Corp.                                                 14,887,500
    450,000        Dayton-Hudson Corp.                                       20,250,000
    525,000        Federated Department Stores *                             17,850,000
    500,000        Gap, Inc.                                                 15,937,500
  1,155,000        Kroger Co. *                                              31,762,500
                                                                         --------------
                                                                            115,247,500
                                                                         --------------
                 SHIPPING/TRANSPORTATION -- 1.3%
    235,000        Burlington Northern, Inc.                                 18,506,250
    230,000        Federal Express Corp. *                                   12,391,250
                                                                         --------------
                                                                             30,897,500
                                                                         --------------
                 STEEL -- 0.4%
    385,000        Allegheny Teledyne, Inc.                                  10,250,625
                                                                         --------------
                 TELECOMMUNICATIONS -- 4.3%
    650,000        BellSouth Corp.                                           28,925,000
    375,000        Frontier Corp.                                             5,953,125
    385,000        GTE Corp.                                                 17,661,875
    400,000        Sprint Corp.                                              17,550,000
    475,000        Telefonaktiebolaget LM Ericsson, Sp, (Sweden) ADR         15,971,875
    700,000        WorldCom, Inc.                                            16,800,000
                                                                         --------------
                                                                            102,861,875
                                                                         --------------
                 TEXTILES -- 0.3%
    250,000        Unifi, Inc.                                                7,750,000
                                                                         --------------
                 UTILITIES -- 3.7%
    500,000        Centrais Electricas Brasileiras S/A-Electrobras,          11,682,600
                     (Brazil) ADR
    425,000        CINergy Corp.                                             14,131,250
    250,000        Companhia Energetica de Minas Gerais (CEMIG),             11,377,100
                     (Brazil) ADR
    505,000        FPL Group Inc.                                            22,535,625
    350,000        GPU, Inc.                                                 11,287,500
    550,000        Pinnacle West Capital Corp.                               15,675,000
                                                                         --------------
                                                                             86,689,075
                                                                         --------------
               TOTAL COMMON STOCK (COST $1,615,430,230)                   2,035,467,423
                                                                         --------------
               CONVERTIBLE PREFERRED STOCK -- 3.5%
               -------------------------------------------------------
                 AEROSPACE -- 0.2%
    120,000        Loral Space & Communications, 6.00%, 11/01/06 Ser.         5,743,680
                     #                                                   --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

  Shares       Issuer                                                        Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 AIRLINES -- 0.3%
    100,000        Continental Air Finance Trust, 8.50%, 12/01/20        $    7,238,200
                                                                         --------------
                 BROADCASTING -- 0.2%
    100,000        American Radio Systems, 7.00% #                            4,662,500
                                                                         --------------
                 CONSUMER PRODUCTS -- 0.8%
    700,000        RJR Nabisco Holdings Corp. $0.6012, Ser. C                 4,112,500
    960,000        Westinghouse Electric, $1.30 #                            14,456,640
                                                                         --------------
                                                                             18,569,140
                                                                         --------------
                 ENTERTAINMENT/LEISURE -- 0.2%
    150,000        Time Warner Financing Trust, $1.24                         5,550,000
                                                                         --------------
                 FINANCIAL SERVICES -- 0.5%
    100,000        Nuevo Financing Inc., 5.75%, Ser. A                        4,562,500
    112,500        Pacificare Holding, $1.00, Ser. C                          3,515,625
     91,000        SunAmerica Inc., $3.188, 10/31/99 Ser.                     3,844,750
                                                                         --------------
                                                                             11,922,875
                                                                         --------------
                 INSURANCE -- 0.2%
     67,000        American Bankers Insurance Group, 6.25%, Ser. B            4,212,625
                                                                         --------------
                 OIL & GAS -- 0.5%
     80,000        Occidental Petroleum, $3.00                                5,680,000
     90,000        Ultramar Diamond Shamrock Corp., 5.00%                     5,438,250
                                                                         --------------
                                                                             11,118,250
                                                                         --------------
                 PAPER/FOREST PRODUCTS -- 0.3%
    125,000        International Paper Capital Corp., 5.25% #                 5,962,125
                                                                         --------------
                 TELECOMMUNICATIONS -- 0.3%
     75,000        Viacom International, 5.0%, 07/31/06                       7,068,750
                                                                         --------------
               TOTAL CONVERTIBLE PREFERRED STOCK (COST $77,743,423)          82,048,145
                                                                         --------------
               PREFERRED STOCK -- 0.3%
               -------------------------------------------------------
                 FINANCIAL SERVICES --
  6,600,000        South African Pulp & Paper Industries, BVI Finance         6,105,000
                     Ltd., 7.5%, 08/01/02 (Cost $6,600,000)              --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount                               Issuer                                Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
               CONVERTIBLE CORPORATE NOTES & BONDS -- 1.7%
               -------------------------------------------------------
                 COMPUTERS/COMPUTER HARDWARE -- 0.3%
$ 3,600,000        EMC Corp., 3.25%, 03/15/02 #                          $    3,725,063
                                                                         --------------
                 CONSUMER SERVICES -- 0.1%
  3,000,000        CUC International Inc., 3.00%, 02/15/02 #                  2,874,360
                                                                         --------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.2%
  3,850,000        SCI Systems Inc., 5.00%, 05/01/06 #                        5,462,188
                                                                         --------------
                 ENVIRONMENTAL SERVICES -- 0.1%
  2,000,000        USA Waste Services Inc., 4.00%, 02/01/02                   1,969,680
                                                                         --------------
                 FINANCIAL SERVICES -- 0.2%
  2,300,000        First Financial Management, 5.00%, 12/15/99                3,739,570
                                                                         --------------
                 HOTELS/OTHER LODGING -- 0.2%
  5,000,000        Hilton Hotels Corp., 5.00%, 05/15/06                       5,209,700
                                                                         --------------
                 PHARMACEUTICALS -- 0.2%
  5,000,000        ICN Pharmaceutical, 8.50%, 11/15/99                        5,525,000
                                                                         --------------
                 RETAIL -- 0.2%
  4,000,000        Federated Department Stores                                4,640,760
                                                                         --------------
                 UTILITIES -- 0.2%
     86,000        Calenergy Capital Trust II, 6.25%, 02/25/12 #              4,606,848
                                                                         --------------
               TOTAL CONVERTIBLE CORPORATE NOTES & BONDS (COST               37,753,169
               $32,962,000)                                              --------------

               CORPORATE NOTES & BONDS -- 1.0%
               -------------------------------------------------------
                 AUTOMOTIVE -- 0.2%
  4,500,000        Magna International Inc., 5.00%, 10/15/02                  4,936,995
                                                                         --------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
  7,000,000        Xilinx Inc., 5.25%, 11/01/02                               8,004,080
                                                                         --------------
                 FINANCIAL SERVICES -- 0.2%
  3,000,000        Aames Financial Corp., 5.50% 03/15/06                      2,650,950
  2,000,000        UBS Finance of Delaware, 2.00% 12/15/00                    1,998,340
                                                                         --------------
                                                                              4,649,290
                                                                         --------------

                       See notes to financial statements.

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
  Amount                               Issuer                                Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                 HEALTH CARE/HEALTH CARE SERVICES -- 0.2%
$ 4,000,000        Tenet Healthcare Corp. 6.00% 12/01/05                 $    4,927,520
                                                                         --------------
               TOTAL CORPORATE NOTES & BONDS (COST $21,115,000)              22,517,885
   ------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                2,183,891,622
               (COST $1,753,850,653)
   ------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.8%
   ------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%
               -------------------------------------------------------
                 Discount Notes,
 20,000,000        Federal Home Loan Mortgage Corp., 05/19/97                19,946,900
 20,000,000        Federal Home Loan Mortgage Corp., 05/07/97                19,982,067
 40,000,000        Federal Home Loan Mortgage Corp., 05/30/97                39,827,128
 20,000,000        Federal National Mortgage Association, 05/09/97           19,976,089
 20,000,000        Tennessee Valley Authority, 05/14/97                      19,961,506
                                                                         --------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST               119,693,690
               $119,693,690)                                             --------------

               COMMERCIAL PAPER -- 2.8%
               -------------------------------------------------------
 20,000,000      Falcon Asset Securitization Corp., 05/30/97                 19,910,583
 27,545,000      Household Finance Corp., 05/01/97                           27,545,000
 20,000,000      Thames Asset Global Sec., 05/30/97                          19,910,261
                                                                         --------------
               TOTAL COMMERCIAL PAPER (COST $67,365,844)                     67,365,844
   ------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS                                 187,059,534
               (COST $187,059,534)
   ====================================================================================
               TOTAL INVESTMENTS -- 99.9%                                $2,370,951,156
               (COST $1,940,680,587)
   ------------------------------------------------------------------------------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited)

   Shares       Issuer                                                       Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 88.6%
   ------------------------------------------------------------------------------------
                COMMON STOCK -- 87.5%
                ------------------------------------------------------
                  AEROSPACE -- 3.3%
     412,500        Precision Castparts Corp.                            $   22,068,750
     325,000        Sundstrand Corp.                                         15,843,750
                                                                         --------------
                                                                             37,912,500
                                                                         --------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 1.7%
     410,000        AGCO Corp.                                               10,608,750
     153,500        Case Corp.                                                8,500,063
                                                                         --------------
                                                                             19,108,813
                                                                         --------------
                  AIRLINES -- 1.7%
     599,000        Continental Airlines, Inc., Class B *                    19,018,250
                                                                         --------------
                  AUTOMOTIVE -- 1.6%
     350,000        Lear Corp. *                                             12,512,500
     150,000        Tower Automotive, Inc. *                                  5,550,000
                                                                         --------------
                                                                             18,062,500
                                                                         --------------
                  BANKING -- 2.6%
     300,000        Southtrust Corp.                                         11,212,500
     142,500        Zions Bancorporation                                     18,026,250
                                                                         --------------
                                                                             29,238,750
                                                                         --------------
                  BROADCASTING -- 0.8%
     500,000        Tele-Communications, Inc., Liberty Media Group,           9,406,250
                      Class A *                                          --------------
                  BUSINESS SERVICES -- 4.7%
     305,000        American Business Information, Inc. *                     5,795,000
     425,000        Equifax, Inc.                                            12,218,750
     300,000        Fiserv, Inc. *                                           11,325,000
     400,000        GTECH Holdings Corp. *                                   12,300,000
     300,000        Interim Services, Inc. *                                 11,625,000
                                                                         --------------
                                                                             53,263,750
                                                                         --------------
                  CHEMICALS -- 1.0%
     200,000        Cabot Corp.                                               4,400,000
     135,000        Cytec Industries, Inc. *                                  5,079,375
      65,000        OM Group, Inc.                                            1,811,875
                                                                         --------------
                                                                             11,291,250
                                                                         --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                       Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE -- 3.2%
     125,000        Adobe Systems, Inc.                                  $    4,890,625
     884,000        American Management Systems, Inc. *                      21,879,000
      25,000        McAfee Associates, Inc *                                  1,387,500
     250,000        Reynolds & Reynolds, Inc., Class A                        5,187,500
     495,000        Vanstar Corp. *                                           3,650,625
                                                                         --------------
                                                                             36,995,250
                                                                         --------------
                  COMPUTERS/COMPUTER HARDWARE -- 4.4%
     500,000        EMC Corp. *                                              18,187,500
      99,000        Gateway 2000 Inc. *                                       5,432,625
      99,000        SCI Systems, Inc. *                                       6,113,250
     100,000        Seagate Technology, Inc. *                                4,587,500
     150,000        Solectron Corp. *                                         8,606,250
     198,500        Storage Technology Corp. *                                6,972,313
                                                                         --------------
                                                                             49,899,438
                                                                         --------------
                  CONSUMER PRODUCTS -- 3.0%
     550,000        First Brands Corp.                                       13,956,250
     448,500        Fruit of the Loom, Inc., Class A *                       16,146,000
     100,000        Jones Apparel Group, Inc. *                               4,175,000
                                                                         --------------
                                                                             34,277,250
                                                                         --------------
                  DIVERSIFIED -- 1.6%
     300,000        American Standard Companies, Inc.                        12,562,500
     150,000        Harnischfeger Industries, Inc.                            6,243,750
                                                                         --------------
                                                                             18,806,250
                                                                         --------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 4.5%
     300,000        Adaptec, Inc. *                                          11,100,000
     200,000        Atmel Corp. *                                             4,975,000
      77,000        Harman International Industries, Inc.                     2,945,250
     150,000        Micron Electronics, Inc. *                                3,056,250
     119,000        Teleflex, Inc.                                            6,872,250
     349,500        UCAR International, Inc. *                               14,679,000
     148,500        Xilinx, Inc. *                                            7,276,500
                                                                         --------------
                                                                             50,904,250
                                                                         --------------
                  ENTERTAINMENT/LEISURE -- 3.4%
     600,000        Carnival Corp., Class A                                  22,125,000
     249,000        MGM Grand, Inc. *                                         8,403,750
     400,000        Mirage Resorts, Inc. *                                    8,050,000
                                                                         --------------
                                                                             38,578,750
                                                                         --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                       Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                  ENVIRONMENTAL SERVICES -- 0.3%
     115,000        U.S.A. Waste Services, Inc. *                        $    3,766,250
                                                                         --------------
                  FINANCIAL SERVICES -- 5.3%
     400,000        Countrywide Credit Industries, Inc.                      10,850,000
     100,000        Finova Group, Inc.                                        6,862,500
     125,000        First USA, Inc.                                           6,015,625
     150,000        Green Tree Financial Corp.                                4,443,750
     390,000        Lehman Brothers Holding, Inc.                            13,211,250
     299,500        The PMI Group, Inc.                                      15,311,938
      75,000        Washington Mutual, Inc                                    3,618,750
                                                                         --------------
                                                                             60,313,813
                                                                         --------------
                  HEALTH CARE/HEALTH CARE SERVICES -- 11.3%
     300,000        Beckman Instruments, Inc.                                12,600,000
     999,000        Beverly Enterprises*                                     14,485,500
      98,500        HBO & Co.                                                 5,269,750
     259,500        Health Care & Retirement Corp. *                          8,206,688
     698,500        HEALTHSOUTH Corp. *                                      13,795,375
      60,000        Lincare Holdings, Inc. *                                  2,355,000
     340,000        PhyCor, Inc.                                              9,052,500
     225,000        Sybron International Corp. *                              7,481,250
   1,240,000        Tenet Healthcare Corp. *                                 32,240,000
     419,000        Universal Health Services, Inc., Class B *               15,869,625
     200,000        US Surgical Corp.                                         6,850,000
                                                                         --------------
                                                                            128,205,688
                                                                         --------------
                  HOME BUILDING CONSTRUCTION -- 0.4%
     250,000        Oakwood Homes Corp.                                       5,062,500
                                                                         --------------
                  INSURANCE -- 7.4%
     125,000        ACE, Ltd. #                                               7,500,000
     195,000        American Bankers Insurance Group, Inc.                   10,310,625
     200,000        Equitable of Iowa Companies                               9,775,000
     100,000        MGIC Investment Corp.                                     8,125,000
     150,000        Progressive Corp.                                        11,418,750
     440,200        Reliance Group Holdings, Inc.                             4,897,225
     200,000        Reliastar Financial Corp.                                12,100,000
     199,500        SunAmerica, Inc.                                          9,177,000
     130,000        Transatlantic Holdings, Inc.                             10,757,500
                                                                         --------------
                                                                             84,061,100
                                                                         --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                       Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                  MANUFACTURING -- 3.7%
     270,000        Johnson Controls                                     $   10,361,250
     310,000        Kennametal Inc.                                          11,160,000
     165,375        Mark IV Industries                                        3,844,969
     150,000        Parker Hannifin Corp.                                     7,462,500
     297,500        Pentair, Inc.                                             8,887,813
                                                                         --------------
                                                                             41,716,532
                                                                         --------------
                  MEDIA/ADVERTISING -- 0.9%
     200,000        Omnicom Group, Inc.                                      10,600,000
                                                                         --------------
                  METALS/MINING -- 0.3%
     150,000        Trinity Industries, Inc.                                  3,937,500
                                                                         --------------
                  OFFICE SUPPLIES -- 1.0%
     300,000        Avery Dennison Corp.                                     11,025,000
                                                                         --------------
                  OIL & GAS -- 2.8%
     154,000        NGC Corp.                                                 2,714,250
     600,000        Noble Drilling Corp. *                                   10,425,005
     200,000        Nuevo Energy Co. *                                        6,875,000
     298,500        Tidewater, Inc.                                          11,977,313
                                                                         --------------
                                                                             31,991,568
                                                                         --------------
                  PAPER/FOREST PRODUCTS -- 0.6%
     200,000        Boise Cascade Corp.                                       6,650,000
                                                                         --------------
                  PHARMACEUTICALS -- 0.5%
     150,000        Watson Pharmaceuticals, Inc. *                            5,325,000
                                                                         --------------
                  PIPELINES -- 1.4%
     249,500        Columbia Gas System, Inc.                                15,437,813
                                                                         --------------
                  REAL ESTATE INVESTMENT TRUST -- 3.3%
     280,000        Beacon Properties Corp.                                   8,645,000
     200,000        Equity Residential Properties Trust                       8,750,000
     275,000        FelCor Suite Hotels, Inc.                                 9,865,625
     222,400        Home Properties of New York, Inc.                         4,559,200
     400,000        Security Capital US Realty, (Luxembourg) ADR*             5,960,000
                                                                         --------------
                                                                             37,779,825
                                                                         --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

   Shares       Issuer                                                       Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                  RETAILING -- 2.6%
     220,000        CVS Corp.                                            $   10,905,000
     250,000        F.W. Woolworth Corp. CK *                                 5,375,000
     300,000        Kroger Co. *                                              8,250,000
     150,000        Proffitt's, Inc. *                                        5,606,250
                                                                         --------------
                                                                             30,136,250
                                                                         --------------
                  SHIPBUILDING -- 0.1%
      52,200        Halter Marine Group, Inc. *                               1,024,425
                                                                         --------------
                  STEEL -- 0.7%
     521,200        Birmingham Steel Corp.                                    7,622,550
                                                                         --------------
                  TELECOMMUNICATIONS -- 2.1%
     900,000        Aspect Telecommunications Corp. *                        16,356,700
     300,000        Nextel Communications Inc, Class A *                      3,956,250
     247,500        Octel Communications Corp. *                              4,021,875
                                                                         --------------
                                                                             24,334,825
                                                                         --------------
                  TEXTILES -- 2.0%
     124,500        Liz Claiborne, Inc.                                       5,633,625
     550,000        Unifi, Inc.                                              17,050,000
                                                                         --------------
                                                                             22,683,625
                                                                         --------------
                  UTILITIES -- 3.3%
     397,500        American Power Conversion Corp. *                         7,651,875
     350,000        Calenergy Co., Inc. *                                    13,693,750
      89,000        Cia Energetica de Sao Paulo, ADR (Brazil)                 1,418,331
     200,000        CINergy Corp.                                             6,650,000
     300,000        Pinnacle West Capital Corp.                               8,550,000
                                                                         --------------
                                                                             37,963,956
                                                                         --------------
                TOTAL COMMON STOCK (COST $852,529,487)                      996,401,471
                                                                         --------------
                CONVERTIBLE PREFERRED STOCK -- 0.2%
                ------------------------------------------------------
                  BROADCASTING -- 0.2%
      60,000        American Radio Systems, 7.00% # (Cost $3,000,000)         2,797,500
                                                                         --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS April 30, 1997 (unaudited) (continued)

 Principal
   Amount                               Issuer                               Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
   ------------------------------------------------------------------------------------
                CONVERTIBLE CORPORATE NOTES & BONDS -- 0.3%
                ------------------------------------------------------
                  PHARMACEUTICAL -- 0.3%
$  3,000,000        ICN Pharmaceutical, 8.5%, 11/15/99 (Cost             $    3,315,000
                      $3,000,000)                                        --------------

                CORPORATE NOTES & BONDS -- 0.5%
                ------------------------------------------------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
   5,000,000        Xilinx Inc., 5.25%, 11/01/02 (Cost $5,000,000)            5,717,200
                                                                         --------------
                U.S. TREASURY OBLIGATION -- 0.1%
                ------------------------------------------------------
     565,000      U.S. Treasury Note, 6.875%, 5/15/06 (Cost $570,385)           569,413
   ------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                               1,008,800,584
                (COST $864,099,872)
   ------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.3%
   ------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATION -- 7.0%
                ------------------------------------------------------
                  Discount Notes --
  20,000,000        Federal Home Loan Bank, 05/27/97                         19,923,156
  20,000,000        Federal Home Loan Bank, 05/30/97                         19,914,289
  20,000,000        Federal National Mortgage Association, 05/09/97          19,976,133
  20,000,000        Federal National Mortgage Association 05/21/97           19,942,222
                                                                         --------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                     79,755,800
                (COST $79,755,800)                                       --------------

                COMMERCIAL PAPER -- 5.3%
                ------------------------------------------------------
  20,000,000        Falcon Asset Securitization Corp., 05/30/97              19,910,583
  40,523,000        Household Finance Corp., 05/01/97                        40,523,000
                                                                         --------------
                (COST $60,433,583)                                           60,433,583
   ------------------------------------------------------------------------------------
 179,770,275    TOTAL SHORT-TERM INVESTMENTS                                140,189,383
                (COST $140,189,383)
   ====================================================================================
                TOTAL INVESTMENTS -- 100.9%                              $1,148,989,967
                (COST $1,004,289,255)
   ------------------------------------------------------------------------------------
#       =    Security may only be sold to qualified institutional buyers.
*       =    Non income producing security.
ACES    =    Automatic Common Exchange Securities.
ADR     =    American Depositary Receipt.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                     Growth &         Capital
                                                                      Income           Growth
                                                                    Portfolio        Portfolio
                                                                  --------------   --------------
ASSETS:
 Investment securities, at value (Note 1)........................ $2,370,951,156   $1,148,989,967
 Cash............................................................        185,351           92,630
 Receivables:
   Investment securities sold....................................     18,249,920        7,048,491
   Interest and dividends........................................      4,293,307          694,994
 Other assets....................................................        103,657           84,506
                                                                  --------------   --------------
       Total Assets..............................................  2,393,783,391    1,156,910,588
                                                                  --------------   --------------

LIABILITIES:
 Payable for investment securities purchased.....................     13,500,630       18,062,196
 Accrued liabilities: (Note 2)
 Administration fees.............................................         94,723           46,034
   Investment advisory fees......................................        756,782          368,267
   Custodian.....................................................         38,210           25,419
   Other.........................................................        165,666          142,917
                                                                  --------------   --------------
       Total Liabilities.........................................     14,556,011       18,644,833
                                                                  --------------   --------------

NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS......... $2,379,227,380   $1,138,265,755

Cost of Investments.............................................. $1,940,680,587   $1,004,289,255
                                                                  ==============   ==============

                       See notes to financial statements.

STATEMENT OF OPERATIONS
For the six months ended April 30, 1997 (unaudited)
--------------------------------------------------------------------------------

                                                                        Growth &         Capital
                                                                         Income          Growth
                                                                        Portfolio       Portfolio
                                                                      -------------   -------------
INVESTMENT INCOME:
 Dividend............................................................ $  19,379,782   $   6,429,296
 Interest............................................................     5,104,694       2,772,853
                                                                       ------------    ------------
       Total investment income.......................................    24,484,476       9,202,149
                                                                       ------------    ------------

EXPENSES: (Note 2)
 Investment Advisory fees............................................     4,559,163       2,358,245
 Administration fees.................................................       569,895         294,781
 Custodian fees......................................................        83,604          53,207
 Amortization of organization costs (Note 1).........................         3,962           3,962
 Professional fees...................................................        42,027          42,027
 Trustees fees and expenses..........................................        22,796          11,791
 Other...............................................................        75,569          65,881
                                                                       ------------    ------------
       Total expenses................................................     5,357,016       2,829,894
                                                                       ------------    ------------
   Net investment income.............................................    19,127,460       6,372,255
                                                                       ------------    ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments.......................................................   156,531,502      85,494,781
 Change in net unrealized appreciation/depreciation on:
   Investments.......................................................    51,491,981     (32,681,818)
                                                                       ------------    ------------
 Net realized and unrealized gain (loss) on investments..............   208,023,483      52,812,963
                                                                       ------------    ------------
 Net increase in net assets from operations.......................... $ 227,150,943   $  59,185,218
                                                                       ============    ============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated (unaudited)
--------------------------------------------------------------------------------

                                                                     Growth &                               Capital
                                                                      Income                                Growth
                                                                    Portfolio                              Portfolio
                                                        ----------------------------------    -----------------------------------
                                                           11/01/96             Year             11/01/96              Year
                                                            Through             Ended             Through             Ended
                                                           04/30/97           10/31/96           04/30/97            10/31/96
                                                        ---------------    ---------------    ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income...............................   $    19,127,460    $    46,623,872    $     6,372,255    $     12,451,547
 Net realized gain (loss) on investments and futures
   transactions......................................       156,531,502        163,677,802         85,494,781         132,963,967
 Change in net unrealized appreciation/depreciation
   on investments and futures........................        51,491,981        163,237,283        (32,681,818)         71,608,504
                                                         --------------     --------------    ---------------     ---------------
 Increase (decrease) in net assets from operations...       227,150,943        373,538,957         59,185,218         217,024,018
                                                         --------------     --------------    ---------------     ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions.......................................       605,163,112        470,616,913        631,520,095       1,114,082,444
 Withdrawals.........................................      (545,434,616)      (605,973,572)      (642,571,891)     (1,260,399,848)
                                                         --------------     --------------    ---------------     ---------------
 Net increase (decrease) from transactions in
   investors' beneficial interests...................        59,728,496       (135,356,659)       (11,051,796)       (146,317,404)
                                                         --------------     --------------    ---------------     ---------------
       Net increase (decrease) in net assets.........       286,879,439        238,182,298         48,133,422          70,706,614

NET ASSETS:
 Beginning of period.................................     2,092,347,941      1,854,165,643      1,090,132,333       1,019,425,719
                                                         --------------     --------------    ---------------     ---------------
 End of period.......................................   $ 2,379,227,380    $ 2,092,347,941    $ 1,138,265,755    $  1,090,132,333
                                                         ==============     ==============    ===============     ===============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited)
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Portfolios:

    A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

    C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

    The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

    As of April 30, 1997, the Portfolios had no outstanding futures contracts.

    D. Written options -- When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

    The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of April 30, 1997 the Portfolios had no outstanding written options.

    E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    F. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

    G. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Adviser") acts as the Investment Adviser to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Portfolios and for such services is paid a fee.

    The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

    B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

    C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS April 30, 1997 (unaudited) (continued)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS -- For the period ended April 30, 1997, purchases and sales of investments (excluding short-term investments) were as follows:

                                                              GIP              CGP
                                                         -------------    -------------
Purchases (excluding U.S. Government).................   $ 669,083,738    $ 382,031,565
Sales (excluding U.S. Government).....................     443,147,228      366,932,401
Purchases of U.S. Government..........................              --               --
Sales of U.S. Government..............................      58,099,444               --

The portfolio turnover rates of GIP and CGP for the year end ended were 21% and 34%, respectively. The average commission rates paid per share were $.05958 and $.05904 for GIP and CGP, respectively.

4. RETIREMENT PLAN -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the period ended April 30, 1997, included in Trustees Fees and Expenses in the Statement of Operations, and accrued pension liability included in other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                              Accrued
                                                                  Pension     Pension
                                                                  Expenses    Liability
                                                                  --------    -------
GIP............................................................   $11,640     $73,972
CGP............................................................     6,194      40,664

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Mutual Funds are distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank. Chase and its respective affiliates receive compensation from the Vista Funds for providing investment advisory and other services.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista Funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

The financial information in this report has been taken from the books and records of the Funds without examination by independent accountants, who express no opinion thereto.

                                                                     VEQTY-3-697